UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORTS TO SHAREHOLDERS.

John Hancock

Balanced Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
36	Financial statements
40	Financial highlights
50	Notes to financial statements
58	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Strong security selection in equities

The fund benefited from favorable stock picking, most notably in the financials, consumer staples, and consumer discretionary sectors.

Challenges in information technology

Various technology-oriented names hampered the fund's results.

Weakness overall in corporate bonds

The fund's duration positioning weighed on its fixed-income portfolio.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Roger C. Hamilton, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Roger C. Hamilton
Portfolio Manager
John Hancock Asset Management

What trends influenced equity and fixed-income markets for the six months ended April 30, 2015?

Both large-cap U.S. equities, as measured by the S&P 500 Index, and the broad fixed-income market, as reflected by the Barclays U.S. Aggregate Bond Index, gained modestly for the reporting period.

During the six months, the U.S. economy remained on generally firm footing. The country's gross domestic product (GDP), a measure of economic performance, expanded by 2.2% in the fourth quarter of 2014, partly because of strong consumer spending. In the first quarter of 2015, however, GDP fell an estimated 0.7%. Difficult winter weather conditions, a strong dollar limiting corporate profits, and reduced business investment from U.S. energy companies struggling to manage a lower oil price all posed challenges. On the positive side, the employment picture continued to steadily improve. The nation's jobless rate was 5.4% as of April 30, 2015, the lowest level in almost seven years.

As the nation's economic recovery proceeded, investors appeared confident that the U.S. Federal Reserve (Fed), the nation's central bank, would look to increase its benchmark short-term interest rate. At the same time, modest inflation expectations allowed the central bank to proceed conservatively and maintain the federal funds rate at close to zero, where it has been for many years, throughout the period.

Relative to their respective benchmarks, what factors influenced the performance of the fund's equity and fixed-income portfolios?

The fund's equity portfolio's performance relative to the S&P 500 Index was helped by strong stock picking, especially in the financials, consumer staples, and consumer discretionary sectors, although security selection was weak in information technology.

The fund's fixed-income portfolio was hurt relative to the Barclays U.S. Aggregate Bond Index by its duration positioning, meaning its sensitivity to interest rates. The fund did benefit from favorable yield curve positioning, specifically being set up to benefit from a narrowing in the gap between short- and long-term bond yields. Maintaining more limited exposure to agency mortgage-backed securities also helped in light of that category's underperformance.

4

"The fund's equity portfolio's performance relative to the S&P 500 Index was helped by strong stock picking, especially in the financials, consumer staples, and consumer discretionary sectors..."

Which individual stocks contributed on a relative basis?

In financials, one meaningful contributor was Hannon Armstrong Sustainable Infrastructure Capital, Inc., a provider of financing for environmentally sustainable infrastructure that reported strong earnings. We liked Hannon, a rare small-cap stock in the fund, for its unique market niche, ability to benefit from the market's increased interest in sustainable energy, attractive valuation, and high dividend yield. Also in financials, Och-Ziff Capital Management Group LLC added value. This alternative asset manager with a focus on hedge funds has shown success in attracting new assets and generating solid investment performance.

Several consumer-related stocks contributed, especially Kraft Foods Group, Inc. This food maker saw its shares rise sharply in late March after the company agreed to be acquired by H.J. Heinz Co. We sold the Kraft position soon after hearing the news. Another contributor was CVS Health Corp., whose businesses include drug stores, healthcare services, and pharmacy benefits management.

SECTOR COMPOSITION AS OF 4/30/15 (%)

5

Investors continued to reward CVS for its increasingly effective positioning within the health care market. The fund also benefited from positions in Lowe's Companies, Inc., a retailer of home improvement products, and Amazon.com, Inc., the Internet retail giant. Lowe's continued to successfully turn its business around and further benefited from the slowly strengthening U.S. housing market. Amazon.com, meanwhile, reported strong growth for two consecutive quarters, easing investors' worries after disappointing sales and earnings last fall.

Which stocks detracted from relative performance?

Within the information technology sector, QUALCOMM, Inc. struggled. This maker of chips for mobile communication devices faced reduced profitability in China and also announced that the firm's technology would be absent from a widely anticipated new phone from Samsung Electronics Co., Ltd (not held). While we continued to like QUALCOMM for various reasons, including an inexpensive valuation, its robust cash position, and valuable intellectual property, we saw the company's challenges in China as a source of reduced upside and ultimately trimmed the fund's holding.

EMC Corp., a maker of data storage systems, posed another challenge. Although EMC has been hampered by weakness in its traditional storage businesses, we maintained the fund's stake because of the company's strong competitive position and what we believed was limited downside at the stock's current valuation.

Elsewhere, sluggish earnings from life insurance proivider MetLife, Inc. weighed on its shares, due in large part to continued low interest rates that limit the company's investment income.

As of period end, how was the fund positioned?

The fund finished the period with 60.7% of its net assets invested in common stocks, only incrementally above our neutral equity exposure of 60%. This close-to-neutral stance struck us as prudent given a favorable U.S. economic backdrop balanced by the prospect of less monetary stimulus from the Fed and the prospect of higher interest rates in the future.

During the period, we took advantage of opportunities to add various stocks offering relatively high dividend yields that had lagged the market and thus were trading for more attractive prices. The

TOP FIVE EQUITY HOLDINGS AS OF 4/30/15 (%)

Apple, Inc.	2.0
JPMorgan Chase & Co.	1.8
Verizon Communications, Inc.	1.8
Pfizer, Inc.	1.5
General Electric Company	1.3
TOTAL	8.4
As a percentage of net assets.

6

fund also established positions in a number of new stocks, including Discover Financial Services, Johnson & Johnson, Applied Materials, Inc., and several others.

TOP FIVE BOND ISSUERS AS OF 4/30/15 (%)

U.S. Government	4.8
Federal National Mortgage Association	3.6
Federal Home Loan Bank	2.5
Federal Home Loan Mortgage Corp.	1.2
Ford	0.8
TOTAL	12.9
As a percentage of net assets.

In addition to Kraft, we also eliminated E. I. du Pont de Nemours & Company, Republic Services, Fluor Corp., Franklin Resources, Inc., Suncor Energy, Inc., Occidental Petroleum Corp., eBay, Inc., MFA Financial, Inc., and American Capital Agency Corp. We reinvested the sale proceeds in names that we believed offered a better risk/reward tradeoff for our shareholders.

In the fixed-income portfolio, we reduced exposure to corporate bonds, as we saw less relative value in this part of the market compared with other potential areas of investment. We used some of the proceeds to buy shorter-dated asset-backed securities (ABS), which are backed by assets such as auto loans and credit card debt. The ABS we favored generally offered high credit ratings, short durations, and ample liquidity. They also provided what we believed was a favorable risk/reward tradeoff and enabled us to position the fund more effectively for a flattening yield curve.

Can you tell us about a change to management?

Effective June 1, 2015, we are promoting Michael J. Scanlon, CFA, to join our portfolio management team. Michael joined the firm in 2004 and has most recently served as a member of our intrinsic value team, providing equity analysis in support of the fund.

MANAGED BY

Roger C. Hamilton On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993

The views expressed in this report are exclusively those of Roger C. Hamilton, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 4-30-15	as of 4-30-15
Class A	2.90	8.22	8.85	-1.69	48.43	133.45	1.74	1.73
Class B	2.50	8.29	8.79	-1.84	48.95	132.26	1.14	1.13
Class C	6.50	8.58	8.64	2.14	50.91	128.97	1.14	1.13
Class I2	8.65	9.76	9.84	3.66	59.28	155.72	2.15	2.14
Class R1[2,3]	7.85	9.02	9.05	3.25	53.98	137.81	1.50	1.49
Class R2[2,3]	8.21	9.40	9.46	3.45	56.69	147.02	1.79	1.78
Class R3[2,3]	8.03	9.14	9.16	3.36	54.86	140.25	1.59	1.59
Class R4[2,3]	8.45	9.50	9.52	3.57	57.46	148.17	1.99	1.88
Class R5[2,3]	8.67	9.78	9.81	3.68	59.44	154.99	2.20	2.19
Class R6[2,3]	8.76	9.84	9.95	3.72	59.87	158.11	2.25	2.23
Index 1†	12.98	14.33	8.32	4.40	95.31	122.39	—	—
Index 2†	4.46	4.12	4.75	2.06	22.38	59.01	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.23	1.93	1.93	0.92	1.57	1.32	1.46	1.17	0.87	0.82
Net (%)	1.23	1.93	1.93	0.92	1.57	1.32	1.46	1.07	0.87	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	4-30-05	23,226	23,226	22,239	15,901
Class C4	4-30-05	22,897	22,897	22,239	15,901
Class I2	4-30-05	25,572	25,572	22,239	15,901
Class R1[2,3]	4-30-05	23,781	23,781	22,239	15,901
Class R2[2,3]	4-30-05	24,702	24,702	22,239	15,901
Class R3[2,3]	4-30-05	24,025	24,025	22,239	15,901
Class R4[2,3]	4-30-05	24,817	24,817	22,239	15,901
Class R5[2,3]	4-30-05	25,499	25,499	22,239	15,901
Class R6[2,3]	4-30-05	25,811	25,811	22,239	15,901

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9-8-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,034.90	$5.40	1.07%
Class B	1,000.00	1,031.30	8.91	1.77%
Class C	1,000.00	1,031.30	8.91	1.77%
Class I	1,000.00	1,036.60	3.84	0.76%
Class R1	1,000.00	1,032.50	7.11	1.41%
Class R2	1,000.00	1,034.50	5.70	1.13%
Class R3	1,000.00	1,033.60	6.61	1.31%
Class R4	1,000.00	1,035.70	4.59	0.91%
Class R5	1,000.00	1,036.80	3.59	0.71%
Class R6	1,000.00	1,037.20	3.28	0.65%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.50	$5.36	1.07%
Class B	1,000.00	1,016.00	8.85	1.77%
Class C	1,000.00	1,016.00	8.85	1.77%
Class I	1,000.00	1,021.00	3.81	0.76%
Class R1	1,000.00	1,017.80	7.05	1.41%
Class R2	1,000.00	1,019.20	5.66	1.13%
Class R3	1,000.00	1,018.30	6.56	1.31%
Class R4	1,000.00	1,020.30	4.56	0.91%
Class R5	1,000.00	1,021.30	3.56	0.71%
Class R6	1,000.00	1,021.60	3.26	0.65%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 60.7%		$959,960,065
(Cost $702,572,879)
Consumer discretionary 5.5%		86,690,862
Auto components 0.4%
Delphi Automotive PLC	85,015	7,056,218
Automobiles 0.7%
Ford Motor Company	717,149	11,330,954
Hotels, restaurants and leisure 1.1%
McDonald's Corp.	60,790	5,869,275
Norwegian Cruise Line Holdings, Ltd. (I)	30,248	1,467,330
Starwood Hotels & Resorts Worldwide, Inc.	107,771	9,262,917
Internet and catalog retail 0.9%
Amazon.com, Inc. (I)	34,224	14,434,999
Media 0.9%
News Corp., Class B (I)	362,307	5,641,120
Twenty-First Century Fox, Inc., Class B	275,484	9,187,391
Specialty retail 1.0%
Lowe's Companies, Inc.	221,187	15,230,937
Textiles, apparel and luxury goods 0.5%
Michael Kors Holdings, Ltd. (I)	116,549	7,209,721
Consumer staples 4.7%		74,129,270
Beverages 0.7%
PepsiCo, Inc.	116,273	11,059,888
Food and staples retailing 2.1%
CVS Health Corp.	181,278	17,999,093
Wal-Mart Stores, Inc.	198,058	15,458,427
Food products 0.5%
Mondelez International, Inc., Class A	206,107	7,908,326
Household products 0.6%
The Procter & Gamble Company	109,067	8,671,917
Tobacco 0.8%
Altria Group, Inc.	260,372	13,031,619
Energy 6.7%		105,803,173
Energy equipment and services 0.9%
Schlumberger, Ltd.	115,711	10,947,418
Weatherford International PLC (I)	246,933	3,592,875
Oil, gas and consumable fuels 5.8%
Brazil Ethanol, Inc. (I)(S)	111,100	1,111
ConocoPhillips	218,154	14,817,020

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	163,972	$11,184,530
Exxon Mobil Corp.	200,937	17,555,866
Kinder Morgan, Inc.	156,958	6,741,346
Range Resources Corp.	147,493	9,374,655
Spectra Energy Corp.	298,183	11,107,317
The Williams Companies, Inc.	200,907	10,284,429
Total SA, ADR (L)	188,477	10,196,606
Financials 14.0%		221,329,067
Banks 4.0%
Citigroup, Inc.	172,133	9,178,132
HSBC Holdings PLC, ADR	206,691	10,258,074
JPMorgan Chase & Co.	461,234	29,177,663
The PNC Financial Services Group, Inc.	83,987	7,704,128
U.S. Bancorp	143,701	6,160,462
Capital markets 4.4%
Ares Capital Corp.	758,523	12,910,061
BlackRock, Inc.	29,667	10,797,008
Hercules Technology Growth Capital, Inc.	400,848	5,571,787
Och-Ziff Capital Management Group LLC, Class A	704,371	9,093,430
T. Rowe Price Group, Inc.	118,186	9,594,339
The Blackstone Group LP	110,373	4,520,878
The Carlyle Group LP	330,026	9,963,485
The Goldman Sachs Group, Inc.	40,247	7,905,316
Consumer finance 1.0%
Discover Financial Services	282,051	16,350,496
Diversified financial services 0.8%
Berkshire Hathaway, Inc., Class B (I)	93,593	13,216,268
Insurance 1.4%
MetLife, Inc.	382,055	19,595,601
Validus Holdings, Ltd.	49,528	2,071,756
Real estate investment trusts 2.4%
American Tower Corp.	72,977	6,898,516
Digital Realty Trust, Inc.	111,755	7,086,385
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	375,456	7,133,664
Iron Mountain, Inc.	116,212	4,008,152
Spirit Realty Capital, Inc.	467,677	5,280,073
Weyerhaeuser Company	217,499	6,853,393
Health care 9.7%		154,124,812
Biotechnology 1.2%
Amgen, Inc.	66,155	10,446,536
Gilead Sciences, Inc. (I)	90,520	9,098,165

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health care (continued)
Health care equipment and supplies 1.6%
Abbott Laboratories	124,399	$5,774,602
Medtronic PLC	137,291	10,221,315
Stryker Corp.	96,087	8,863,065
Health care providers and services 1.2%
Cardinal Health, Inc.	83,500	7,042,390
Express Scripts Holding Company (I)	137,262	11,859,437
Pharmaceuticals 5.7%
AbbVie, Inc.	142,425	9,209,201
Bristol-Myers Squibb Company	107,595	6,857,029
Eli Lilly & Company	73,107	5,254,200
Johnson & Johnson	100,549	9,974,461
Merck & Company, Inc.	152,662	9,092,549
Novartis AG, ADR	56,012	5,702,022
Pfizer, Inc.	688,189	23,350,253
Roche Holding AG, ADR	393,820	14,130,262
Sanofi, ADR	143,409	7,249,325
Industrials 5.3%		83,769,310
Aerospace and defense 1.8%
Honeywell International, Inc.	83,970	8,474,252
United Technologies Corp.	176,363	20,061,291
Air freight and logistics 0.7%
United Parcel Service, Inc., Class B	104,049	10,460,046
Industrial conglomerates 1.6%
Danaher Corp.	53,045	4,343,325
General Electric Company	766,672	20,761,478
Machinery 0.5%
Stanley Black & Decker, Inc.	88,910	8,775,417
Professional services 0.7%
Nielsen NV	242,401	10,893,501
Information technology 8.8%		138,877,754
Communications equipment 1.0%
QUALCOMM, Inc.	228,858	15,562,344
Internet software and services 1.6%
Google, Inc., Class A (I)	22,526	12,361,593
Google, Inc., Class C (I)	17,363	9,329,582
LinkedIn Corp., Class A (I)	11,339	2,858,902
Semiconductors and semiconductor equipment 0.6%
Applied Materials, Inc.	505,047	9,994,880
Software 1.8%
Microsoft Corp.	380,425	18,503,872

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Oracle Corp.	226,469	$9,878,578
Technology hardware, storage and peripherals 3.8%
Apple, Inc.	257,641	32,243,771
EMC Corp.	484,931	13,049,493
Seagate Technology PLC (L)	257,063	15,094,739
Materials 1.3%		19,896,233
Chemicals 0.7%
Eastman Chemical Company	145,777	11,111,123
Containers and packaging 0.6%
Avery Dennison Corp.	158,034	8,785,110
Telecommunication services 2.7%		43,594,398
Diversified telecommunication services 2.7%
CenturyLink, Inc.	441,262	15,867,782
Verizon Communications, Inc.	549,695	27,726,616
Utilities 2.0%		31,745,186
Electric utilities 1.1%
PPL Corp.	523,151	17,802,829
Independent power and renewable electricity producers 0.6%
AES Corp.	560,810	7,430,733
Calpine Corp. (I)	95,779	2,088,940
Multi-utilities 0.3%
TECO Energy, Inc.	233,387	4,422,684
Preferred securities 0.9%		$13,630,148
(Cost $12,580,265)
Financials 0.3%		4,408,446
Banks 0.1%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	38,029	999,402
Regions Financial Corp., 6.375%	19,025	479,430
Wells Fargo & Company, Series L, 7.500%	150	182,813
Capital markets 0.1%
Hercules Technology Growth Capital, Inc., 7.000%	59,525	1,531,578
The Goldman Sachs Group, Inc. (5.500% to 05-10-2023, then 3 month LIBOR + 3.640%)	15,975	396,819
Consumer finance 0.1%
Ally Financial, Inc., 7.000% (S)	667	679,590
Real estate investment trusts 0.0%
Weyerhaeuser Company, 6.375%	2,600	138,814

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Industrials 0.5%				$8,272,504
Aerospace and defense 0.5%
United Technologies Corp., 7.500%			140,641	8,272,504
Utilities 0.1%				949,198
Electric utilities 0.0%
Exelon Corp., 6.500%			6,300	310,401
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			12,866	638,797
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 11.6%				$183,318,509
(Cost $181,116,614)
U.S. Government 4.8%				75,172,711
U.S. Treasury
Bond	3.000	11-15-44	23,210,000	24,412,208
Bond	3.125	02-15-42	22,309,000	23,989,135
Note	2.000	02-15-25	24,239,000	24,151,885
Treasury Inflation Protected Security	0.250	01-15-25	2,586,145	2,619,483
U.S. Government Agency 6.8%				108,145,798
Federal Home Loan Bank
15 Year Pass Thru	2.900	09-05-25	261,905	258,751
15 Year Pass Thru	3.250	06-21-27	521,212	521,378
30 Year Pass Thru	3.170	10-04-27	265,000	262,761
Federal Home Loan Mortgage Corp.
15 Year Pass Thru	2.500	09-01-27	888,969	915,360
15 Year Pass Thru	3.500	03-01-26	3,319,178	3,533,563
30 Year Pass Thru (P)	2.555	06-01-44	743,213	769,111
30 Year Pass Thru (P)	2.682	05-01-44	706,762	733,079
30 Year Pass Thru	3.000	03-01-43	1,276,635	1,306,058
30 Year Pass Thru (P)	3.009	03-01-44	399,934	417,362
30 Year Pass Thru	4.500	03-01-41	3,420,503	3,784,692
30 Year Pass Thru	5.500	07-01-37	78,844	89,461
30 Year Pass Thru	5.500	11-01-39	2,847,521	3,231,393
Federal National Mortgage Association
15 Year Pass Thru	3.000	07-01-27	1,052,828	1,104,317
15 Year Pass Thru	3.500	02-01-26	185,339	197,114
15 Year Pass Thru	3.500	03-01-26	700,718	745,238
15 Year Pass Thru	6.500	08-01-16	1,099	1,130
30 Year Pass Thru (P)	2.519	06-01-44	1,127,876	1,166,639
30 Year Pass Thru (P)	2.547	04-01-44	1,075,198	1,113,187
30 Year Pass Thru (P)	2.919	03-01-44	375,293	390,639
30 Year Pass Thru	3.000	09-01-42	3,042,182	3,108,852
30 Year Pass Thru	3.000	02-01-43	906,537	925,554
30 Year Pass Thru	3.000	03-01-43	312,596	320,081

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Year Pass Thru	3.000	05-01-43	478,066	$489,439
30 Year Pass Thru	3.400	09-27-32	1,200,000	1,188,787
30 Year Pass Thru	3.500	06-01-42	7,411,608	7,802,455
30 Year Pass Thru	3.500	07-01-43	13,592,445	14,271,006
30 Year Pass Thru	3.500	04-01-45	948,313	996,840
30 Year Pass Thru	3.500	04-01-45	2,421,998	2,545,937
30 Year Pass Thru	4.000	01-01-41	3,500,790	3,750,495
30 Year Pass Thru	4.000	10-01-41	19,868,546	21,285,732
30 Year Pass Thru	4.000	01-01-42	5,243,060	5,623,591
30 Year Pass Thru	4.500	09-01-40	3,189,702	3,477,236
30 Year Pass Thru	4.500	05-01-41	1,900,118	2,071,997
30 Year Pass Thru	4.500	07-01-41	5,415,167	5,925,313
30 Year Pass Thru	4.500	01-01-43	2,414,010	2,633,129
30 Year Pass Thru	5.000	03-01-41	3,021,918	3,394,818
30 Year Pass Thru	5.000	04-01-41	4,884,905	5,480,062
30 Year Pass Thru	5.500	11-01-39	1,549,104	1,758,785
30 Year Pass Thru	6.500	01-01-39	469,516	542,408
30 Year Pass Thru	7.000	06-01-32	1,557	1,837
30 Year Pass Thru	7.500	04-01-31	3,912	4,722
30 Year Pass Thru	8.000	01-01-31	3,601	4,380
Government National Mortgage Association 30 Year Pass Thru	9.000	04-15-21	960	1,109
Foreign government obligations 0.0%				$573,434
(Cost $482,235)
Argentina 0.0%				573,434
Republic of Argentina Bond (H)	8.280	12-31-33	560,815	573,434
Corporate bonds 14.2%				$225,172,115
(Cost $220,054,856)
Consumer discretionary 1.7%				27,071,264
Auto components 0.2%
Dana Holding Corp.	6.000	09-15-23	650,000	690,625
Delphi Corp.	5.000	02-15-23	1,905,000	2,052,638
Stackpole International Intermediate Company SA (S)	7.750	10-15-21	430,000	427,850
ZF North America Capital, Inc. (S)	4.750	04-29-25	540,000	541,350
Automobiles 0.7%
FCA US LLC (S)	8.000	06-15-19	340,000	356,167
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23	400,000	403,500
Ford Motor Company	4.750	01-15-43	225,000	235,012
Ford Motor Credit Company LLC	5.875	08-02-21	4,295,000	5,020,567
Ford Motor Credit Company LLC	8.000	12-15-16	320,000	353,188
General Motors Company	4.875	10-02-23	895,000	965,634
General Motors Company	6.250	10-02-43	760,000	906,777

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc.	3.450	04-10-22	800,000	$794,762
General Motors Financial Company, Inc.	4.000	01-15-25	1,175,000	1,182,755
General Motors Financial Company, Inc.	4.375	09-25-21	460,000	488,695
Hotels, restaurants and leisure 0.1%
CCM Merger, Inc. (S)	9.125	05-01-19	500,000	543,125
International Game Technology PLC (S)	6.500	02-15-25	355,000	344,350
MGM Resorts International	6.000	03-15-23	730,000	755,550
Household durables 0.0%
Argos Merger Sub, Inc. (S)	7.125	03-15-23	220,000	231,000
DR Horton, Inc.	4.000	02-15-20	270,000	274,050
Internet and catalog retail 0.2%
Amazon.com, Inc.	4.950	12-05-44	810,000	859,501
QVC, Inc.	4.375	03-15-23	575,000	581,631
QVC, Inc.	5.125	07-02-22	1,170,000	1,231,035
QVC, Inc.	5.450	08-15-34	545,000	525,865
Media 0.1%
21st Century Fox America, Inc.	6.400	12-15-35	125,000	160,178
Altice Financing SA (S)	6.500	01-15-22	225,000	229,781
Altice Financing SA (S)	6.625	02-15-23	325,000	334,750
AMC Entertainment, Inc.	5.875	02-15-22	665,000	689,938
Time Warner Cable, Inc.	8.250	04-01-19	525,000	616,608
Multiline retail 0.1%
Family Tree Escrow LLC (S)	5.750	03-01-23	510,000	535,500
Macy's Retail Holdings, Inc.	7.875	08-15-36	800,000	863,107
Tops Holding II Corp.	8.750	06-15-18	350,000	341,250
Specialty retail 0.2%
AutoNation, Inc.	5.500	02-01-20	1,075,000	1,182,500
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	500,000	482,500
L Brands, Inc.	6.625	04-01-21	1,050,000	1,202,250
Textiles, apparel and luxury goods 0.1%
Hot Topic, Inc. (S)	9.250	06-15-21	615,000	667,275
Consumer staples 0.4%				6,066,184
Beverages 0.1%
Constellation Brands, Inc.	4.250	05-01-23	525,000	540,094
Constellation Brands, Inc.	4.750	11-15-24	275,000	291,500
Food and staples retailing 0.0%
Rite Aid Corp. (S)	6.125	04-01-23	100,000	103,625
Tops Holding Corp.	8.875	12-15-17	380,000	399,475
Food products 0.1%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	500,000	613,066

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
HJ Heinz Company (S)	4.875	02-15-25	850,000	$928,200
Household products 0.0%
HRG Group, Inc.	7.875	07-15-19	510,000	541,811
Personal products 0.1%
Prestige Brands, Inc. (S)	5.375	12-15-21	465,000	470,813
Revlon Consumer Products Corp.	5.750	02-15-21	540,000	540,000
Tobacco 0.1%
Alliance One International, Inc.	9.875	07-15-21	1,335,000	1,161,450
Vector Group, Ltd.	7.750	02-15-21	445,000	476,150
Energy 1.5%				24,489,998
Energy equipment and services 0.1%
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	500,000	476,250
RKI Exploration & Production LLC (S)	8.500	08-01-21	450,000	445,500
Rowan Companies, Inc.	4.875	06-01-22	445,000	432,530
Teine Energy, Ltd. (S)	6.875	09-30-22	300,000	297,750
TerraForm Power Operating LLC (S)	5.875	02-01-23	530,000	552,525
Oil, gas and consumable fuels 1.4%
California Resources Corp.	5.500	09-15-21	280,000	265,300
California Resources Corp.	6.000	11-15-24	1,000,000	941,250
Chesapeake Energy Corp. (L)	5.750	03-15-23	1,105,000	1,060,800
Cimarex Energy Company	4.375	06-01-24	1,090,000	1,103,625
CNOOC Finance 2013, Ltd.	3.000	05-09-23	790,000	765,271
Continental Resources, Inc.	5.000	09-15-22	1,400,000	1,421,000
CSI Compressco LP (S)	7.250	08-15-22	420,000	382,200
DCP Midstream LLC (S)	9.750	03-15-19	690,000	788,070
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	585,000	441,675
DCP Midstream Operating LP	3.875	03-15-23	340,000	312,818
Denbury Resources, Inc.	5.500	05-01-22	440,000	416,900
Ecopetrol SA	5.875	09-18-23	310,000	336,738
Energy Transfer Partners LP	5.150	03-15-45	635,000	618,618
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.778%)	7.000	06-01-67	1,165,000	1,182,475
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	690,000	733,263
EP Energy LLC	7.750	09-01-22	300,000	315,000
EV Energy Partners LP	8.000	04-15-19	425,000	412,250
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	709,000	757,921
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	127,000	136,525
FTS International, Inc. (S)	6.250	05-01-22	315,000	250,425
Halcon Resources Corp.	8.875	05-15-21	410,000	320,210
Jones Energy Holdings LLC	6.750	04-01-22	270,000	267,300

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Kerr-McGee Corp.	6.950	07-01-24	530,000	$664,556
Kinder Morgan, Inc.	5.550	06-01-45	650,000	648,745
Kosmos Energy, Ltd. (S)	7.875	08-01-21	400,000	388,000
Lukoil International Finance BV (S)	3.416	04-24-18	1,000,000	941,500
MarkWest Energy Partners LP	4.875	12-01-24	255,000	263,772
MPLX LP	4.000	02-15-25	185,000	186,156
Newfield Exploration Company	5.750	01-30-22	530,000	561,800
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	350,000	247,625
Pacific Rubiales Energy Corp. (S)	5.375	01-26-19	400,000	313,080
Petroleos Mexicanos (S)	4.250	01-15-25	235,000	236,410
Petroleos Mexicanos	4.875	01-24-22	350,000	370,125
Regency Energy Partners LP	5.000	10-01-22	150,000	160,125
Regency Energy Partners LP	5.500	04-15-23	830,000	879,800
Regency Energy Partners LP	5.875	03-01-22	230,000	255,875
Summit Midstream Holdings LLC	7.500	07-01-21	295,000	306,800
Tullow Oil PLC (S)	6.000	11-01-20	350,000	322,000
Tullow Oil PLC (S)	6.250	04-15-22	425,000	388,875
Williams Partners LP	4.875	05-15-23	330,000	334,808
Williams Partners LP	4.875	03-15-24	865,000	886,712
WPX Energy, Inc.	5.250	09-15-24	172,000	158,670
WPX Energy, Inc.	6.000	01-15-22	550,000	540,375
Financials 5.7%				89,361,158
Banks 2.5%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)	6.250	04-15-24	900,000	666,180
Bank of America Corp.	3.300	01-11-23	300,000	300,587
Bank of America Corp.	3.950	04-21-25	300,000	295,850
Bank of America Corp.	4.200	08-26-24	445,000	449,749
Bank of America Corp.	4.250	10-22-26	375,000	375,991
Bank of America Corp.	5.000	05-13-21	1,100,000	1,232,859
Bank of America Corp.	6.875	04-25-18	1,150,000	1,314,102
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24	1,070,000	1,096,081
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	1,125,000	1,202,344
Barclays Bank PLC (S)	10.179	06-12-21	925,000	1,248,562
BPCE SA (S)	4.500	03-15-25	730,000	736,305
BPCE SA (S)	5.700	10-22-23	900,000	982,428
Commerzbank AG (S)	8.125	09-19-23	1,025,000	1,237,688
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.250	09-23-19	765,000	773,003
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	1,275,000	1,363,393

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Credit Agricole SA (8.125% to 9-19-18, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	400,000	$451,500
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	635,000	604,520
HBOS PLC (S)	6.000	11-01-33	885,000	1,006,502
HBOS PLC (S)	6.750	05-21-18	1,403,000	1,568,722
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)	6.375	09-17-24	255,000	263,670
ICICI Bank, Ltd. (S)	4.700	02-21-18	200,000	211,845
ING Bank NV (S)	5.800	09-25-23	895,000	1,007,414
JPMorgan Chase & Co.	4.625	05-10-21	1,755,000	1,945,475
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19	925,000	908,813
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	535,000	518,616
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,400,000	1,529,220
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	1,175,000	1,251,375
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	550,000	587,125
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	810,000	837,945
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	775,000	825,883
Rabobank Nederland NV	3.875	02-08-22	1,735,000	1,856,729
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	2,224,000	2,857,840
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	735,000	780,938
Swedbank AB (S)	2.125	09-29-17	630,000	639,221
The PNC Financial Services Group, Inc. (P)(Q)	4.481	05-04-15	385,000	385,608
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (L)(Q)	4.850	06-01-23	565,000	550,169
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	700,000	786,800
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	825,000	875,531
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	1,255,000	1,314,613
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	1,507,000	1,663,351
Capital markets 1.1%
Ares Capital Corp.	3.875	01-15-20	670,000	681,259
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	450,000	481,500

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-23	730,423	$776,075
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-19	452,953	483,527
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-22	550,674	583,748
FS Investment Corp.	4.000	07-15-19	780,000	790,343
Jefferies Group LLC	6.875	04-15-21	1,040,000	1,182,863
Jefferies Group LLC	8.500	07-15-19	445,000	531,906
Morgan Stanley	4.100	05-22-23	1,475,000	1,513,593
Morgan Stanley	4.300	01-27-45	350,000	344,038
Morgan Stanley	5.500	01-26-20	1,000,000	1,133,063
Morgan Stanley	5.550	04-27-17	515,000	555,530
Morgan Stanley	7.300	05-13-19	1,660,000	1,971,770
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	600,000	603,000
Stifel Financial Corp.	4.250	07-18-24	660,000	665,951
The Bear Stearns Companies LLC	7.250	02-01-18	1,000,000	1,146,336
The Goldman Sachs Group, Inc.	5.250	07-27-21	2,250,000	2,546,991
The Goldman Sachs Group, Inc.	5.750	01-24-22	430,000	498,321
Consumer finance 0.3%
Ally Financial, Inc.	5.125	09-30-24	1,265,000	1,312,438
Capital One Financial Corp.	2.450	04-24-19	950,000	959,298
Credit Acceptance Corp.	6.125	02-15-21	590,000	578,200
Credito Real SAB de CV (S)	7.500	03-13-19	785,000	824,250
Discover Financial Services	3.950	11-06-24	570,000	577,057
Enova International, Inc.	9.750	06-01-21	515,000	504,700
Diversified financial services 0.5%
General Electric Capital Corp.	5.550	05-04-20	2,050,000	2,384,273
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	800,000	930,000
ING Groep NV (P)(Q)	6.500	04-16-25	210,000	208,950
Leucadia National Corp.	5.500	10-18-23	1,200,000	1,231,024
Nationstar Mortgage LLC	6.500	07-01-21	585,000	570,375
Nationstar Mortgage LLC	7.875	10-01-20	595,000	612,850
Nationstar Mortgage LLC	9.625	05-01-19	340,000	363,800
NewStar Financial, Inc. (S)	7.250	05-01-20	675,000	683,438
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	1,054,000	1,104,065
Insurance 0.5%
American International Group, Inc.	4.125	02-15-24	690,000	742,283
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	385,000	411,260

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	1,020,000	$1,077,423
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	400,000	448,500
MetLife, Inc.	6.400	12-15-36	430,000	506,325
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)	5.000	10-18-42	400,000	431,556
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	645,000	704,663
Pacific LifeCorp. (S)	6.000	02-10-20	370,000	421,227
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	160,000	164,400
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	243,000	263,655
Sirius International Group, Ltd. (7.506% to 06-30-2017, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	900,000	942,750
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	805,000	1,085,787
USI, Inc. (S)	7.750	01-15-21	490,000	502,250
XLIT, Ltd.	4.450	03-31-25	220,000	221,561
Real estate investment trusts 0.8%
American Tower Corp.	3.400	02-15-19	400,000	414,559
American Tower Corp.	4.700	03-15-22	550,000	586,106
ARC Properties Operating Partnership LP	4.600	02-06-24	900,000	883,125
Corrections Corp. of America	4.625	05-01-23	480,000	483,600
Crown Castle Towers LLC (S)	6.113	01-15-20	750,000	854,555
Education Realty Operating Partnership LP	4.600	12-01-24	540,000	560,726
Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	1,230,000	1,437,238
Health Care REIT, Inc.	4.125	04-01-19	1,480,000	1,581,078
Highwoods Realty LP	5.850	03-15-17	925,000	996,932
Iron Mountain, Inc.	5.750	08-15-24	1,075,000	1,111,281
Iron Mountain, Inc.	6.000	08-15-23	430,000	457,950
iStar Financial, Inc.	5.000	07-01-19	180,000	179,325
MPT Operating Partnership LP	6.375	02-15-22	465,000	502,200
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	515,000	522,653
Omega Healthcare Investors, Inc.	4.950	04-01-24	610,000	640,274
Ventas Realty LP	3.750	05-01-24	570,000	583,664
Ventas Realty LP	4.750	06-01-21	1,085,000	1,196,360
Real estate management and development 0.0%
NANA Development Corp. (S)	9.500	03-15-19	360,000	343,800
Thrifts and mortgage finance 0.0%
Stearns Holdings, Inc. (S)	9.375	08-15-20	265,000	263,013

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Health care 0.6%				$9,158,499
Health care equipment and supplies 0.2%
Alere, Inc.	7.250	07-01-18	450,000	477,563
Crimson Merger Sub, Inc. (S)	6.625	05-15-22	425,000	377,719
Medtronic, Inc. (S)	4.625	03-15-45	750,000	807,541
Zimmer Holdings, Inc.	3.550	04-01-25	775,000	775,577
Health care providers and services 0.1%
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	275,000	278,094
HCA, Inc.	5.250	04-15-25	645,000	699,019
Select Medical Corp.	6.375	06-01-21	565,000	560,763
WellCare Health Plans, Inc.	5.750	11-15-20	275,000	291,638
Pharmaceuticals 0.3%
Actavis Funding SCS	3.800	03-15-25	535,000	540,996
Endo Finance LLC (S)	6.000	02-01-25	200,000	204,750
Endo Finance LLC (S)	7.250	01-15-22	425,000	449,438
Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	600,000	613,500
Mallinckrodt International Finance SA (S)	5.750	08-01-22	555,000	574,425
Mylan, Inc. (S)	7.875	07-15-20	770,000	806,282
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	425,000	429,250
Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21	300,000	307,125
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	550,000	569,250
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	365,000	395,569
Industrials 1.7%				27,585,916
Aerospace and defense 0.3%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	540,000	558,225
Lockheed Martin Corp.	2.900	03-01-25	1,226,000	1,225,906
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	2,680,000	2,398,600
Textron, Inc.	3.875	03-01-25	300,000	307,348
Textron, Inc.	7.250	10-01-19	400,000	474,994
Airlines 0.5%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01-31-18	1,138,903	1,238,557
American Airlines 2013-2 Class A Pass Through Trust	4.950	01-15-23	512,870	559,644
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	07-15-20	427,692	448,521
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	1,050,000	1,053,938
British Airways PLC 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	899,924	971,918
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	06-20-20	418,547	445,752
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22	1,210,248	1,426,519
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	04-15-19	761,356	829,878
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	765,000	799,425

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	455,000	$468,650
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	645,335	734,069
Building products 0.1%
Masco Corp.	4.450	04-01-25	200,000	206,000
Owens Corning	4.200	12-15-22	825,000	855,653
Commercial services and supplies 0.1%
Ahern Rentals, Inc. (S)	9.500	06-15-18	275,000	296,725
Casella Waste Systems, Inc.	7.750	02-15-19	490,000	499,800
Safway Group Holding LLC (S)	7.000	05-15-18	245,000	248,063
Construction and engineering 0.0%
Tutor Perini Corp.	7.625	11-01-18	575,000	596,563
Electrical equipment 0.0%
EnerSys (S)	5.000	04-30-23	200,000	202,500
Industrial conglomerates 0.1%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	450,000	401,063
Tenedora Nemak SA de CV (S)	5.500	02-28-23	450,000	472,545
Machinery 0.1%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	275,000	280,500
SPL Logistics Escrow LLC (S)	8.875	08-01-20	469,000	493,623
Trinity Industries, Inc.	4.550	10-01-24	640,000	631,761
Marine 0.1%
Global Ship Lease, Inc. (S)	10.000	04-01-19	270,000	283,500
Navios South American Logistics, Inc. (S)	7.250	05-01-22	600,000	582,000
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	1,115,000	1,108,842
Trading companies and distributors 0.3%
Ahern Rentals, Inc.	7.375	05-15-23	700,000	700,000
Air Lease Corp.	3.375	01-15-19	715,000	734,663
Air Lease Corp.	3.875	04-01-21	375,000	387,188
Air Lease Corp.	4.750	03-01-20	325,000	348,563
Air Lease Corp.	5.625	04-01-17	260,000	277,875
Aircastle, Ltd.	5.500	02-15-22	415,000	443,013
Aircastle, Ltd.	6.250	12-01-19	240,000	265,200
Ashtead Capital, Inc. (S)	5.625	10-01-24	275,000	289,094
International Lease Finance Corp. (S)	7.125	09-01-18	1,455,000	1,647,788
United Rentals North America, Inc.	5.500	07-15-25	500,000	506,525
United Rentals North America, Inc.	5.750	11-15-24	440,000	452,100
Transportation infrastructure 0.0%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	435,000	432,825

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.2%				$3,230,180
Communications equipment 0.0%
Harris Corp.	3.832	04-28-25	320,000	321,597
Electronic equipment, instruments and components 0.0%
Zebra Technologies Corp. (S)	7.250	10-15-22	525,000	567,000
Internet software and services 0.1%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	300,000	307,500
Ancestry.com, Inc.	11.000	12-15-20	265,000	301,438
VeriSign, Inc. (S)	5.250	04-01-25	360,000	372,132
IT services 0.0%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	500,000	527,500
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.875	02-15-22	680,000	714,850
Software 0.0%
Infor US, Inc. (S)	6.500	05-15-22	115,000	118,163
Materials 1.0%				16,639,004
Chemicals 0.3%
Braskem Finance, Ltd. (S)	7.000	05-07-20	2,065,000	2,142,438
NOVA Chemicals Corp. (S)	5.000	05-01-25	910,000	958,913
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,030,000	1,076,350
Rain CII Carbon LLC (S)	8.250	01-15-21	170,000	157,250
Rockwood Specialties Group, Inc.	4.625	10-15-20	1,285,000	1,338,006
Construction materials 0.2%
American Gilsonite Company (S)	11.500	09-01-17	600,000	522,000
Cemex SAB de CV (S)	6.125	05-05-25	580,000	595,196
Cemex SAB de CV (S)	6.500	12-10-19	550,000	589,875
Magnesita Finance, Ltd. (Q)(S)	8.625	04-29-49	300,000	243,000
Norbord, Inc. (S)	6.250	04-15-23	340,000	341,277
Vulcan Materials Company	4.500	04-01-25	455,000	461,825
Containers and packaging 0.1%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	287,056	306,432
Wise Metals Group LLC (S)	8.750	12-15-18	465,000	503,363
Metals and mining 0.4%
Alcoa, Inc.	5.125	10-01-24	860,000	927,376
Allegheny Technologies, Inc.	9.375	06-01-19	1,095,000	1,303,050
ArcelorMittal	10.600	06-01-19	2,000,000	2,407,500
Commercial Metals Company	7.350	08-15-18	500,000	542,500
Glencore Finance Canada, Ltd. (S)	4.250	10-25-22	505,000	516,668
Glencore Funding LLC (S)	4.125	05-30-23	650,000	655,517
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	300,000	294,768
Rain CLL Carbon LLC (S)	8.000	12-01-18	515,000	478,950
Vedanta Resources PLC (S)	7.125	05-31-23	300,000	276,750

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 0.9%				$14,186,062
Diversified telecommunication services 0.6%
AT&T, Inc.	4.750	05-15-46	600,000	586,371
Columbus International, Inc. (S)	7.375	03-30-21	325,000	353,844
GCI, Inc. (S)	6.875	04-15-25	485,000	497,125
GTP Acquisition Partners I LLC (S)	4.704	05-15-18	725,000	737,668
T-Mobile USA, Inc.	6.125	01-15-22	240,000	247,500
T-Mobile USA, Inc.	6.250	04-01-21	285,000	297,825
Telecom Italia Capital SA	6.999	06-04-18	400,000	445,500
Telecom Italia Capital SA	7.200	07-18-36	1,875,000	2,146,875
Telecom Italia Capital SA	7.721	06-04-38	1,175,000	1,395,313
Telefonica Emisiones SAU	6.421	06-20-16	925,000	980,118
Verizon Communications, Inc.	4.400	11-01-34	630,000	618,433
Verizon Communications, Inc.	5.012	08-21-54	430,000	425,523
Verizon Communications, Inc.	6.550	09-15-43	431,000	539,099
Wind Acquisition Finance SA (S)	7.375	04-23-21	600,000	614,250
Wireless telecommunication services 0.3%
Comcel Trust (S)	6.875	02-06-24	550,000	589,875
Digicel Group, Ltd. (S)	8.250	09-30-20	885,000	912,789
Digicel, Ltd. (S)	6.750	03-01-23	330,000	325,215
Millicom International Cellular SA (S)	4.750	05-22-20	665,000	655,025
Millicom International Cellular SA (S)	6.625	10-15-21	450,000	478,688
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	330,000	339,128
SBA Tower Trust (S)	3.598	04-15-18	590,000	589,398
SoftBank Corp. (S)	4.500	04-15-20	400,000	410,500
Utilities 0.5%				7,383,850
Electric utilities 0.3%
Beaver Valley II Funding Corp.	9.000	06-01-17	66,000	71,280
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	900,000	942,750
Empresa Electrica Angamos SA (S)	4.875	05-25-29	540,000	546,075
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	620,000	670,375
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	500,000	572,500
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	280,000	280,700
NRG Yield Operating LLC (S)	5.375	08-15-24	485,000	503,188
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	450,000	506,732
Independent power and renewable electricity producers 0.1%
Dynegy, Inc. (S)	6.750	11-01-19	175,000	182,875
Dynegy, Inc. (S)	7.625	11-01-24	1,065,000	1,144,875
Multi-utilities 0.1%
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	2,000,000	1,962,500

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities 0.3%				$4,454,551
(Cost $4,411,379)
Financials 0.3%				4,454,551
Banks 0.1%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	05-18-15	1,094,000	890,297
Sovereign Capital Trust VI	7.908	06-13-36	180,000	188,261
Capital markets 0.1%
Goldman Sachs Capital II (P)(Q)	4.000	06-01-15	1,195,000	929,113
Insurance 0.1%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	160,000	212,000
MetLife Capital Trust X (S)	9.250	04-08-38	500,000	746,250
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	1,430,000	1,488,630
Municipal bonds 0.1%				$1,166,090
(Cost $1,159,819)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	1,160,000	1,166,090
Term loans (M) 0.1%				$1,086,278
(Cost $1,154,297)
Consumer discretionary 0.1%				446,454
Hotels, restaurants and leisure 0.1%
Marina District Finance Company, Inc.	6.500	08-15-18	443,366	446,454
Energy 0.0%				239,200
Oil, gas and consumable fuels 0.0%
Templar Energy LLC	8.500	11-25-20	320,000	239,200
Utilities 0.0%				400,624
Electric utilities 0.0%
ExGen Texas Power LLC	5.750	09-18-21	397,889	400,624
Collateralized mortgage obligations 4.3%				$68,607,368
(Cost $70,537,176)
Commercial and residential 3.8%				60,197,722
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.761	08-25-35	260,633	250,657
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.219	12-25-46	12,067,024	1,125,696
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.401	06-25-45	1,146,521	1,065,359
Series 2005-1, Class AHM (P)	2.378	06-25-45	555,908	551,489
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.110	12-13-29	620,000	617,593
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.781	09-15-26	560,000	558,096

28SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-200P, Class F (P) (S)	3.595	04-14-33	690,000	$635,519
BBCMS Trust Series 2015, Class C (P) (S)	2.181	02-15-28	350,000	350,117
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	2.680	03-25-35	484,177	488,993
Series 2005-5, Class A2 (P)	2.260	08-25-35	676,318	680,154
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.881	01-25-35	1,444,732	1,402,947
Series 2005-5, Class 1A4 (P)	0.741	07-25-35	770,689	694,036
Series 2005-7, Class 11A1 (P)	0.721	08-25-35	901,405	839,565
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.750	10-25-34	409,969	418,319
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.172	07-05-33	1,000,000	979,851
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.682	08-15-29	1,150,000	1,152,607
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	4.057	03-10-33	1,140,000	1,067,176
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	580,000	572,945
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.174	12-15-27	815,000	816,430
CGBAM Commercial Mortgage Series 2015-SMRT, Class F (P) (S)	Zero	04-10-28	600,000	584,224
Commercial Mortgage Trust Series 2014-PAT, Class D (P) (S)	2.330	08-13-27	1,035,000	1,044,059
Commercial Mortgage Trust (Deustche Bank)
Series 2013-300P, Class D (P) (S)	4.539	08-10-30	1,000,000	1,055,039
Series 2013-CR11, Class B (P)	5.331	10-10-46	1,325,000	1,504,787
Series 2013-CR13, Class C (P)	4.913	12-10-23	575,000	621,725
Series 2013-CR6, Class XA IO	1.660	03-10-46	6,242,384	386,859
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	755,000	849,179
Series 2014-FL4, Class D (P) (S)	2.630	07-13-31	1,040,000	1,034,410
Series 2014-TWC, Class D (P) (S)	2.426	02-13-32	740,000	739,494
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	2.056	08-15-45	4,295,447	409,240
Series 2014-CR15, Class XA IO	1.494	02-10-47	8,746,299	583,571
Series 2014-CR16, Class C (P)	5.069	04-10-47	815,000	882,607
Core Industrial Trust Series 2015-CALW, Class F (P) (S)	3.850	02-10-34	760,000	744,100
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.331	04-15-27	1,125,000	1,118,118
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.451	06-25-34	720,401	681,489
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.321	12-05-31	800,000	799,186

SEE NOTES TO FINANCIAL STATEMENTS29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
GAHR Commericial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.494	12-15-19	360,000	$353,946
Series 2015-NRF, Class EFX (P) (S)	3.494	12-15-19	730,000	690,197
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (P)	2.924	08-19-34	557,961	539,094
HarborView Mortgage Loan Trust Series 2005-9, Class 2A1C (P)	0.630	06-20-35	1,202,288	1,101,918
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.331	07-15-29	1,015,000	996,891
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.923	11-05-30	687,460	687,238
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	634,000	645,195
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.207	07-25-35	14,165,443	1,031,655
Series 2005-AR8, Class AX2 IO	2.235	04-25-35	17,975,155	1,424,369
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.833	04-15-47	1,190,000	1,263,343
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	4,740,000	429,544
Series 2013-JWRZ, Class D (P) (S)	3.171	04-15-30	540,000	540,024
Series 2014-FBLU, Class D (P) (S)	2.781	12-15-28	1,220,000	1,223,055
Series 2014-FBLU, Class E (P) (S)	3.681	12-15-28	845,000	845,123
Series 2014-FL5, Class C (P) (S)	2.281	07-15-31	1,350,000	1,344,080
Series 2014-INN, Class F (P) (S)	4.182	06-15-29	765,000	757,258
Series 2014-PHH, Class C (P) (S)	2.281	08-15-27	1,035,000	1,042,006
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.281	11-25-34	825,000	797,974
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.581	10-25-35	999,070	968,058
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.324	02-15-46	810,000	847,336
Series 2014-C18, Class 300D	5.279	08-15-31	510,000	536,233
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.438	09-09-32	1,850,000	1,943,749
Series 2015, Class XLF1 C (P) (S)	2.380	08-13-16	905,000	905,404
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.650	08-25-34	833,910	824,197
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.511	05-25-35	498,978	464,625
Opteum Mortgage Acceptance Corp. Series 2005-3, Class APT (P)	0.471	07-25-35	659,916	643,166
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	335,000	334,906
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.595	03-25-44	653,780	638,687

30SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.834	10-10-36	475,000	$474,658
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.900	05-10-63	7,429,216	549,680
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.078	12-13-29	1,044,000	1,085,830
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM (P)	5.591	04-15-47	365,000	389,922
WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (P)	0.471	12-25-45	610,156	556,824
Series 2005-AR2, Class 2A1B (P)	0.551	01-25-45	273,015	246,233
Series 2005-AR2, Class 2A3 (P)	0.531	01-25-45	1,127,177	1,037,823
Series 2005-AR8, Class 2AB2 (P)	0.601	07-25-45	697,423	644,156
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.799	03-18-28	1,970,000	1,949,912
Series 2013-BTC, Class E (P) (S)	3.667	04-16-35	900,000	842,777
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.359	11-15-45	6,243,285	664,916
Series 2013-C16, Class B (P)	5.148	09-15-46	425,000	480,271
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.771	11-15-29	150,000	149,813
U.S. Government Agency 0.5%				8,409,646
Federal Home Loan Mortgage Corp.
Series 2015, Class DNA1 M2 (P)	2.030	10-25-27	685,000	685,285
Series 2015-DNA1, Class M3 (P)	3.480	10-25-27	250,000	250,357
Series 290, Class IO	3.500	11-15-32	4,904,951	908,780
Series K017, Class X1 IO	1.576	12-25-21	5,786,527	438,503
Series K022, Class X1 IO	1.421	07-25-22	18,231,451	1,373,302
Series K709, Class X1 IO	1.665	03-25-19	3,126,897	161,188
Series K710, Class X1 IO	1.907	05-25-19	7,933,242	485,308
Series K711, Class X1 IO	1.826	07-25-19	8,348,938	497,213
Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	1,748,838	378,392
Series 2012-137, Class WI IO	3.500	12-25-32	1,992,070	344,912
Series 402, Class 3 IO	4.000	11-25-39	718,574	117,805
Series 402, Class 4 IO	4.000	10-25-39	2,904,118	478,399
Series 407, Class 15 IO	5.000	01-25-40	2,701,280	527,170
Series 407, Class 21 IO	5.000	01-25-39	1,276,518	247,886
Series 407, Class 7 IO	5.000	03-25-41	2,537,667	512,615
Series 407, Class 8 IO	5.000	03-25-41	1,270,656	250,296
Government National Mortgage Association
Series 2012-114, Class IO	0.974	01-16-53	3,294,388	260,876
Series 2013-42, Class IA IO	3.500	03-20-43	1,484,137	185,797
Series 2013-42, Class YI IO	3.500	03-20-43	2,496,661	305,562

SEE NOTES TO FINANCIAL STATEMENTS31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities 4.9%				$77,285,009
(Cost $76,512,489)
Asset Backed Securities 4.9%				77,285,009
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.856	05-25-35	440,000	421,564
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.631	10-25-35	1,560,000	1,407,895
Ally Auto Receivables Trust Series 2014-2, Class A4	1.840	01-15-20	1,155,000	1,166,575
Ally Master Owner Trust Series 2012-4, Class A	1.720	07-15-19	555,000	559,705
American Express Credit Account Master Trust
Series 2014-1, Class A4	1.490	04-15-20	1,155,000	1,163,575
Series 2014-4, Class A	1.430	06-15-20	1,345,000	1,351,426
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.651	05-25-35	865,000	817,864
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,330,000	1,371,495
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.253	01-25-34	270,510	260,881
Series 2004-W6, Class M1 (P)	1.006	05-25-34	227,333	216,748
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	6,135,000	6,134,387
Bank of The West Auto Trust Series 2014-1, Class A4 (S)	1.650	03-16-20	1,065,000	1,071,924
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P) (S)	0.421	07-25-36	1,276,129	1,198,133
Series 2006-1A, Class A3 (P) (S)	0.531	07-25-36	710,000	604,738
California Republic Auto Receivables Trust Series 2014-4, Class A4	1.840	06-15-20	540,000	544,531
Capital One Multi-Asset Execution Trust Series 2014-A5, Class A	1.480	07-15-20	4,040,000	4,066,878
CarMax Auto Owner Trust Series 2014-3, Class A3	1.160	06-17-19	1,130,000	1,131,037
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	1,017,000	1,018,926
Series 2014-A7, Class A	1.380	11-15-19	1,605,000	1,610,871
Series 2015, Class A2A	1.590	02-18-20	1,410,000	1,420,892
Series 2015-A5, Class A	1.350	04-15-20	2,500,000	2,499,560
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 (S)	1.760	12-16-19	570,000	573,728
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	665,000	734,260
Series 2014-A8, Class A8	1.730	04-09-20	1,450,000	1,465,203
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	5.561	06-25-37	637,514	661,285

32SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	2,046,700	$2,104,521
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.350	02-25-35	670,218	681,690
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.651	05-25-36	990,000	959,411
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.593	07-25-35	370,000	356,448
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,715,000	1,757,280
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	1,965,000	1,973,251
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.871	11-25-35	805,000	785,290
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.156	12-25-34	314,019	280,758
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	2,090,000	2,105,765
Series 2015, Class AA4	1.640	06-15-20	645,000	648,468
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	1,225,000	1,229,766
Series 2014-4, Class A1	1.400	08-15-19	1,820,000	1,824,585
Series 2015-1, Class A1	1.420	01-15-20	1,230,000	1,230,359
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	390,000	392,411
GM Financial Automobile Leasing Trust Series 2015-1, Class A4	1.730	06-20-19	410,000	411,885
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.451	10-25-35	915,986	861,451
GSAA Trust Series 2005-10, Class M3 (P)	0.731	06-25-35	740,000	709,562
Home Equity Asset Trust Series 2005-1, Class M4 (P)	1.201	05-25-35	1,345,000	1,293,758
Honda Auto Receivables Owner Trust Series 2014-3, Class A4	1.310	10-15-20	1,960,000	1,963,961
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	920,000	926,000
Series 2015, Class AA4	1.650	12-15-21	510,000	512,890
Merrill Lynch Mortgage Investors, Inc. Series 2005-WMC1, Class M1 (P)	0.931	09-25-35	417,233	378,114
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-20-31	225,517	225,750
Nationstar Home Equity Loan Trust Series 2006, Class BAV4 (P)	0.461	09-25-36	1,005,000	922,340
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.856	03-25-35	1,510,000	1,432,265
Series 2005-2, Class M2 (P)	0.631	06-25-35	1,080,000	1,021,358

SEE NOTES TO FINANCIAL STATEMENTS33

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,440,000	$1,441,607
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	680,000	681,728
RAMP Trust Series 2005-RS3, Class M1 (P)	0.601	03-25-35	450,000	432,528
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.331	09-25-36	1,407,376	1,299,181
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	653,940	657,115
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	612,137	649,771
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.613	11-25-35	650,000	610,669
Specialty Underwriting & Residential Finance Trust Series 2006-BC 1, Class A2D (P)	0.481	12-25-36	1,100,000	1,065,505
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	0.901	02-25-35	865,000	809,486
Series 2005-2, Class M2 (P)	0.916	03-25-35	1,435,000	1,335,796
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.679	02-25-35	1,401,366	1,347,385
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	415,167	419,499
Toyota Auto Receivables Owner Trust Series 2014-C, Class A4	1.440	04-15-20	553,000	555,294
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	625,000	627,618
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	975,029	981,431
Series 2012-3A, Class B (S)	4.500	03-20-25	527,012	531,683
Series 2013-1A, Class B (S)	3.750	08-20-25	166,999	168,003
Series 2014-1A, Class A (S)	2.150	12-20-26	1,044,910	1,039,443
Series 2014-1A, Class B (S)	3.250	12-20-26	699,317	701,386
Series 2014-AA, Class A (S)	6.250	10-20-26	528,741	530,560
Series 2015-1A, Class A (S)	2.750	05-20-27	678,435	679,329
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	255,000	256,574
		Yield (%)	Shares	Value
Securities lending collateral 1.1%				$17,414,009
(Cost $17,413,928)
John Hancock Collateral Trust (W)		0.1215(Y)	1,740,496	17,414,009

34SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 2.4%		$37,393,000
(Cost $37,393,000)
Repurchase agreement 2.4%		37,393,000
Barclays Tri-Party Repurchase Agreement dated 4-30-15 at 0.080% to be repurchased at $36,307,081 on 5-1-15, collateralized by $24,341,900 U.S. Treasury Inflation Indexed Bonds, 2.375% due 1-15-25 (valued at $37,033,257, including interest)	36,307,000	36,307,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $1,086,000 on 5-1-15, collateralized by $1,105,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $1,107,760, including interest)	1,086,000	1,086,000
Total investments (Cost $1,325,388,937)† 100.6%		$1,590,060,576
Other assets and liabilities, net (0.6%)		($10,103,706)
Total net assets 100.0%		$1,579,956,870

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-15.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $1,333,747,105. Net unrealized appreciation aggregated $256,313,471 of which $269,790,480 related to appreciated investment securities and $13,477,009 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS35

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $1,307,975,009) including $16,937,739 of securities loaned	$1,572,646,567
Investments in affiliated issuers, at value (Cost $17,413,928)	17,414,009
Total investments, at value (Cost $1,325,388,937)	1,590,060,576
Cash	30,914
Foreign currency, at value (Cost $403,893)	376,480
Receivable for investments sold	2,050,026
Receivable for fund shares sold	6,403,033
Dividends and interest receivable	6,350,155
Receivable for securities lending income	2,471
Receivable due from advisor	3
Other receivables and prepaid expenses	121,347
Total assets	1,605,395,005
Liabilities
Payable for investments purchased	5,187,197
Payable for fund shares repurchased	1,470,984
Payable upon return of securities loaned	17,416,942
Payable to affiliates
Accounting and legal services fees	2,705
Transfer agent fees	305,407
Distribution and service fees	928,495
Trustees' fees	561
Other liabilities and accrued expenses	125,844
Total liabilities	25,438,135
Net assets	$1,579,956,870
Net assets consist of
Paid-in capital	$1,277,457,542
Undistributed net investment income	2,117,175
Accumulated net realized gain (loss) on investments and foreign currency transactions	35,737,927
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	264,644,226
Net assets	$1,579,956,870

36SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($784,302,506 ÷ 40,810,993 shares)[1]	$19.22
Class B ($76,043,810 ÷ 3,965,341 shares)[1]	$19.18
Class C ($488,158,802 ÷ 25,438,153 shares)[1]	$19.19
Class I ($183,141,756 ÷ 9,535,237 shares)	$19.21
Class R1 ($3,700,459 ÷ 191,889 shares)	$19.28
Class R2 ($1,882,297 ÷ 98,046 shares)	$19.20
Class R3 ($20,084,916 ÷ 1,043,054 shares)	$19.26
Class R4 ($14,824,698 ÷ 768,509 shares)	$19.29
Class R5 ($2,596,883 ÷ 134,782 shares)	$19.27
Class R6 ($5,220,743 ÷ 271,531 shares)	$19.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.23

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS37

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$13,188,406
Interest	9,725,790
Securities lending	17,936
Less foreign taxes withheld	(140,305)
Total investment income	22,791,827
Expenses
Investment management fees	4,345,562
Distribution and service fees	3,810,538
Accounting and legal services fees	95,116
Transfer agent fees	833,862
Trustees' fees	16,372
State registration fees	94,329
Printing and postage	46,723
Professional fees	39,345
Custodian fees	84,470
Registration and filing fees	20,418
Other	31,469
Total expenses	9,418,204
Less expense reductions	(78,889)
Net expenses	9,339,315
Net investment income	13,452,512
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	43,734,317
Investments in affiliated issuers	(536)
43,733,781
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(8,427,515)
Investments in affiliated issuers	(245)
(8,427,760)
Net realized and unrealized gain	35,306,021
Increase in net assets from operations	$48,758,533

38SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$13,452,512	$22,724,520
Net realized gain	43,733,781	42,729,391
Change in net unrealized appreciation (depreciation)	(8,427,760)	53,895,239
Increase in net assets resulting from operations	48,758,533	119,349,150
Distributions to shareholders
From net investment income
Class A	(7,723,491)	(14,140,927)
Class B	(554,666)	(1,246,289)
Class C	(3,218,616)	(5,849,218)
Class I	(1,920,635)	(2,723,825)
Class R1	(36,238)	(72,443)
Class R2	(13,733)	(16,731)
Class R3	(189,787)	(393,636)
Class R4	(165,857)	(128,519)
Class R5	(33,658)	(52,840)
Class R6	(48,748)	(17,954)
From net realized gain
Class A	(19,990,042)	(22,757,729)
Class B	(2,225,934)	(3,112,351)
Class C	(12,370,374)	(13,337,895)
Class I	(4,036,487)	(3,465,776)
Class R1	(121,712)	(122,459)
Class R2	(23,868)	(10,298)
Class R3	(572,462)	(716,279)
Class R4	(406,712)	(109,271)
Class R5	(79,439)	(57,097)
Class R6	(102,081)	(6,580)
Total distributions	(53,834,540)	(68,338,117)
From fund share transactions	234,034,328	162,187,580
Total increase	228,958,321	213,198,613
Net assets
Beginning of period	1,350,998,549	1,137,799,936
End of period	$1,579,956,870	$1,350,998,549
Undistributed net investment income	$2,117,175	$2,570,092

SEE NOTES TO FINANCIAL STATEMENTS39

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.34		$18.62	$16.57	$14.90	$14.93	$13.54
Net investment income[2]	0.20		0.39	0.36	0.25	0.20	0.18
Net realized and unrealized gain on investments	0.44		1.46	2.40	1.65	0.01	1.38
Total from investment operations	0.64		1.85	2.76	1.90	0.21	1.56
Less distributions
From net investment income	(0.20)		(0.42)	(0.41)	(0.23)	(0.24)	(0.17)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.76)		(1.13)	(0.71)	(0.23)	(0.24)	(0.17)
Net asset value, end of period	$19.22		$19.34	$18.62	$16.57	$14.90	$14.93
Total return (%)[3,4]	3.49	[5]	10.43	17.23	12.84	1.40	11.61
Ratios and supplemental data
Net assets, end of period (in millions)	$784		$675	$597	$512	$524	$668
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.10	1.14	1.18	1.16	1.18
Expenses including reductions	1.07	[6]	1.09	1.14	1.18	1.16	1.17
Net investment income	2.08	[6]	2.07	2.08	1.56	1.33	1.12
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

40SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.30		$18.58	$16.54	$14.88	$14.91	$13.52
Net investment income[2]	0.13		0.26	0.24	0.13	0.10	0.08
Net realized and unrealized gain on investments	0.44		1.46	2.39	1.65	0.01	1.38
Total from investment operations	0.57		1.72	2.63	1.78	0.11	1.46
Less distributions
From net investment income	(0.13)		(0.29)	(0.29)	(0.12)	(0.14)	(0.07)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.69)		(1.00)	(0.59)	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$19.18		$19.30	$18.58	$16.54	$14.88	$14.91
Total return (%)[3,4]	3.13	[5]	9.68	16.38	12.03	0.73	10.86
Ratios and supplemental data
Net assets, end of period (in millions)	$76		$80	$82	$76	$72	$76
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	[6]	1.80	1.84	1.88	1.86	1.88
Expenses including reductions	1.77	[6]	1.79	1.84	1.88	1.86	1.87
Net investment income	1.38	[6]	1.38	1.38	0.85	0.63	0.42
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS41

Class C Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.31		$18.59	$16.55	$14.88	$14.92	$13.53
Net investment income[2]	0.13		0.26	0.24	0.13	0.10	0.08
Net realized and unrealized gain on investments	0.44		1.46	2.39	1.66	—	1.38
Total from investment operations	0.57		1.72	2.63	1.79	0.10	1.46
Less distributions
From net investment income	(0.13)		(0.29)	(0.29)	(0.12)	(0.14)	(0.07)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.69)		(1.00)	(0.59)	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$19.19		$19.31	$18.59	$16.55	$14.88	$14.92
Total return (%)[3,4]	3.13	[5]	9.67	16.37	12.09	0.66	10.85
Ratios and supplemental data
Net assets, end of period (in millions)	$488		$422	$344	$292	$301	$350
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	[6]	1.80	1.84	1.88	1.86	1.88
Expenses including reductions	1.77	[6]	1.79	1.84	1.88	1.86	1.87
Net investment income	1.38	[6]	1.37	1.38	0.86	0.63	0.42
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

42SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.33		$18.61	$16.57	$14.91	$14.94	$13.54
Net investment income[2]	0.23		0.45	0.42	0.31	0.27	0.24
Net realized and unrealized gain (loss) on investments	0.44		1.47	2.40	1.64	0.01	1.39
Total from investment operations	0.67		1.92	2.82	1.95	0.28	1.63
Less distributions
From net investment income	(0.23)		(0.49)	(0.48)	(0.29)	(0.31)	(0.23)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.79)		(1.20)	(0.78)	(0.29)	(0.31)	(0.23)
Net asset value, end of period	$19.21		$19.33	$18.61	$16.57	$14.91	$14.94
Total return (%)[3]	3.66	[4]	10.80	17.62	13.24	1.84	12.14
Ratios and supplemental data
Net assets, end of period (in millions)	$183		$131	$89	$73	$69	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[5]	0.79	0.78	0.79	0.75	0.74
Expenses including reductions	0.76	[5]	0.78	0.78	0.79	0.75	0.74
Net investment income	2.40	[5]	2.38	2.44	1.95	1.76	1.55
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS43

Class R1 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.41		$18.68	$16.63	$14.96	$14.99	$13.57
Net investment income[2]	0.17		0.33	0.31	0.20	0.16	0.13
Net realized and unrealized gain on investments	0.43		1.47	2.40	1.66	0.01	1.40
Total from investment operations	0.60		1.80	2.71	1.86	0.17	1.53
Less distributions
From net investment income	(0.17)		(0.36)	(0.36)	(0.19)	(0.20)	(0.11)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.73)		(1.07)	(0.66)	(0.19)	(0.20)	(0.11)
Net asset value, end of period	$19.28		$19.41	$18.68	$16.63	$14.96	$14.99
Total return (%)[3]	3.25	[4]	10.10	16.84	12.50	1.14	11.32
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$3	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	[5]	1.44	1.45	1.48	1.45	1.45
Expenses including reductions	1.41	[5]	1.43	1.45	1.48	1.45	1.45
Net investment income	1.75	[5]	1.73	1.76	1.25	1.05	0.81
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

44SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$19.33		$18.62	$16.58	$16.10
Net investment income[3]	0.19		0.42	0.38	0.18
Net realized and unrealized gain on investments	0.44		1.45	2.41	0.48
Total from investment operations	0.63		1.87	2.79	0.66
Less distributions
From net investment income	(0.20)		(0.45)	(0.45)	(0.18)
From net realized gain	(0.56)		(0.71)	(0.30)	—
Total distributions	(0.76)		(1.16)	(0.75)	(0.18)
Net asset value, end of period	$19.20		$19.33	$18.62	$16.58
Total return (%)[4]	3.45	[5]	10.51	17.39	4.14	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	[7]	1.02	0.98	0.96	[7]
Expenses including reductions	1.13	[7]	1.01	0.98	0.96	[7]
Net investment income	2.03	[7]	2.23	2.17	1.68	[7]
Portfolio turnover (%)	28		39	53	65	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS45

Class R3 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.38		$18.66	$16.61	$14.93	$14.98	$13.57
Net investment income[2]	0.17		0.35	0.33	0.22	0.17	0.16
Net realized and unrealized gain on investments	0.45		1.46	2.40	1.66	0.01	1.38
Total from investment operations	0.62		1.81	2.73	1.88	0.18	1.54
Less distributions
From net investment income	(0.18)		(0.38)	(0.38)	(0.20)	(0.23)	(0.13)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.74)		(1.09)	(0.68)	(0.20)	(0.23)	(0.13)
Net asset value, end of period	$19.26		$19.38	$18.66	$16.61	$14.93	$14.98
Total return (%)[3]	3.36	[4]	10.17	16.97	12.69	1.17	11.41
Ratios and supplemental data
Net assets, end of period (in millions)	$20		$20	$19	$18	$16	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[5]	1.33	1.35	1.36	1.36	1.25
Expenses including reductions	1.31	[5]	1.33	1.35	1.36	1.36	1.25
Net investment income	1.83	[5]	1.84	1.87	1.37	1.13	1.03
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

46SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.41		$18.69	$16.63	$14.95	$14.98	$13.57
Net investment income[2]	0.21		0.41	0.40	0.27	0.22	0.19
Net realized and unrealized gain on investments	0.45		1.48	2.41	1.66	0.01	1.39
Total from investment operations	0.66		1.89	2.81	1.93	0.23	1.58
Less distributions
From net investment income	(0.22)		(0.46)	(0.45)	(0.25)	(0.26)	(0.17)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.78)		(1.17)	(0.75)	(0.25)	(0.26)	(0.17)
Net asset value, end of period	$19.29		$19.41	$18.69	$16.63	$14.95	$14.98
Total return (%)[3]	3.57	[4]	10.59	17.47	13.01	1.49	11.71
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$14	$3	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	[5]	1.04	1.05	1.06	1.08	1.11
Expenses including reductions	0.91	[5]	0.93	0.95	1.01	1.08	1.11
Net investment income	2.24	[5]	2.20	2.26	1.73	1.41	1.18
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS47

Class R5 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$19.39		$18.67	$16.61	$14.94	$14.97	$13.56
Net investment income[2]	0.23		0.45	0.44	0.31	0.26	0.23
Net realized and unrealized gain on investments	0.44		1.47	2.40	1.65	0.01	1.40
Total from investment operations	0.67		1.92	2.84	1.96	0.27	1.63
Less distributions
From net investment income	(0.23)		(0.49)	(0.48)	(0.29)	(0.30)	(0.22)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—	—
Total distributions	(0.79)		(1.20)	(0.78)	(0.29)	(0.30)	(0.22)
Net asset value, end of period	$19.27		$19.39	$18.67	$16.61	$14.94	$14.97
Total return (%)[3]	3.68	[4]	10.82	17.73	13.27	1.80	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$2	$6	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	[5]	0.73	0.74	0.76	0.78	0.78
Expenses including reductions	0.71	[5]	0.72	0.74	0.76	0.78	0.78
Net investment income	2.44	[5]	2.41	2.51	1.96	1.71	1.44
Portfolio turnover (%)	28		39	53	65	67	67

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

48SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$19.35		$18.63	$16.58	$14.91	$14.73
Net investment income[3]	0.23		0.47	0.44	0.32	0.04
Net realized and unrealized gain on investments	0.45		1.47	2.40	1.65	0.18
Total from investment operations	0.68		1.94	2.84	1.97	0.22
Less distributions
From net investment income	(0.24)		(0.51)	(0.49)	(0.30)	(0.04)
From net realized gain	(0.56)		(0.71)	(0.30)	—	—
Total distributions	(0.80)		(1.22)	(0.79)	(0.30)	(0.04)
Net asset value, end of period	$19.23		$19.35	$18.63	$16.58	$14.91
Total return (%)[4]	3.72	[5]	10.91	17.76	13.35	1.48	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$1	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	[7]	0.69	0.70	0.71	0.73	[7]
Expenses including reductions	0.65	[7]	0.66	0.70	0.71	0.73	[7]
Net investment income	2.50	[7]	2.50	2.50	2.02	1.57	[7]
Portfolio turnover (%)	28		39	53	65	67	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

SEE NOTES TO FINANCIAL STATEMENTS49

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

50

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks	$959,960,065	$959,958,954	—	$1,111
Preferred securities	13,630,148	12,950,558	$679,590	—
U.S. Government and Agency obligations	183,318,509	—	183,318,509	—
Foreign government obligations	573,434	—	573,434	—
Corporate bonds	225,172,115	—	225,172,115	—
Capital preferred securities	4,454,551	—	4,454,551	—
Municipal bonds	1,166,090	—	1,166,090	—
Term loans	1,086,278	—	1,086,278	—
Collateralized mortgage obligations	68,607,368	—	68,457,555	149,813
Asset backed securities	77,285,009	—	77,285,009	—
Securities lending collateral	17,414,009	17,414,009	—	—
Short-term investments	37,393,000	—	37,393,000	—
Total investments in securities	$1,590,060,576	$990,323,521	$599,586,131	$150,924

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's

51

understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata

52

basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $452. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, treating a portion of the proceeds from redemptions as distributions for tax purposes and amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

53

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to March 1, 2015, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver).

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended April 30, 2015, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$35,657	Class R3	$991
Class B	3,812	Class R4	714
Class C	22,026	Class R5	134
Class I	7,623	Class R6	443
Class R1	201	Total	$71,665
Class R2	64

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a

54

determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $7,224 for Class R4 shares for the six months ended April 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,650,581 for the six months ended April 30, 2015. Of this amount, $445,008 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,176,221 was paid as sales commissions to broker-dealers and $29,352 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $2,011, $27,586 and $26,222 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,083,108	$433,898
Class B	384,651	45,955
Class C	2,233,938	268,384
Class I	—	82,266
Class R1	15,090	290
Class R2	3,232	110
Class R3	64,998	1,447
Class R4	24,904	1,048
Class R5	617	195
Class R6	—	269
Total	$3,810,538	$833,862

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

55

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,843,215	$149,920,161	8,529,606	$160,228,895
Distributions reinvested	1,451,925	26,755,790	1,956,856	35,580,460
Repurchased	(3,402,182)	(64,953,606)	(7,610,269)	(143,354,816)
Net increase	5,892,958	$111,722,345	2,876,193	$52,454,539
Class B shares
Sold	132,434	$2,518,025	283,075	$5,300,714
Distributions reinvested	131,770	2,422,120	212,071	3,834,168
Repurchased	(434,692)	(8,307,550)	(775,906)	(14,479,382)
Net decrease	(170,488)	($3,367,405)	(280,760)	($5,344,500)
Class C shares
Sold	4,435,461	$84,380,887	5,095,064	$95,326,715
Distributions reinvested	710,293	13,066,514	878,560	15,912,650
Repurchased	(1,563,113)	(29,759,489)	(2,595,095)	(48,577,744)
Net increase	3,582,641	$67,687,912	3,378,529	$62,661,621
Class I shares
Sold	3,612,523	$68,685,978	3,132,005	$59,269,663
Distributions reinvested	268,543	4,948,848	270,497	4,931,931
Repurchased	(1,111,286)	(21,198,034)	(1,411,807)	(26,594,037)
Net increase	2,769,780	$52,436,792	1,990,695	$37,607,557
Class R1 shares
Sold	36,841	$708,417	77,000	$1,446,451
Distributions reinvested	6,881	127,119	8,550	155,984
Repurchased	(61,843)	(1,184,615)	(40,661)	(770,813)
Net increase (decrease)	(18,121)	($349,079)	44,889	$831,622
Class R2 shares
Sold	72,504	$1,365,907	93,758	$1,707,447
Distributions reinvested	1,541	28,475	644	12,010
Repurchased	(6,119)	(115,968)	(79,026)	(1,478,659)
Net increase	67,926	$1,278,414	15,376	$240,798
Class R3 shares
Sold	53,157	$1,018,849	104,330	$1,963,007
Distributions reinvested	41,300	762,249	60,994	1,109,915
Repurchased	(92,470)	(1,773,276)	(132,146)	(2,489,549)
Net increase	1,987	$7,822	33,178	$583,373
Class R4 shares
Sold	57,776	$1,104,101	672,046	$12,808,927
Distributions reinvested	30,966	572,569	12,889	237,790
Repurchased	(58,618)	(1,125,817)	(98,512)	(1,862,783)
Net increase	30,124	$550,853	586,423	$11,183,934

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		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	18,528	$354,592	67,718	$1,272,841
Distributions reinvested	6,124	113,098	5,997	109,937
Repurchased	(26,188)	(494,742)	(19,247)	(353,739)
Net increase (decrease)	(1,536)	($27,052)	54,468	$1,029,039
Class R6 shares
Sold	228,287	$4,415,454	74,439	$1,397,673
Distributions reinvested	7,883	145,394	866	16,276
Repurchased	(24,529)	(467,122)	(24,630)	(474,352)
Net increase	211,641	$4,093,726	50,675	$939,597
Total net increase	12,366,912	$234,034,328	8,749,666	$162,187,580

Affiliates of the fund owned 6% and 3% of shares of beneficial interest of Class R2 and Class R6, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $442,689,957 and $287,993,477, respectively, for the six months ended April 30, 2015. Purchases and sales of U.S. Treasury obligations amounted to $128,738,203 and $114,221,374, respectively, for the six months ended April 30, 2015.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

58

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230639	36SA 4/15 6/15

John Hancock

Large Cap Equity Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Large Cap Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
37	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks posted gains

Stocks in the United States continued to advance, despite increased volatility and disappointing first-quarter economic growth.

Consumer discretionary gave the biggest boost to relative performance

Security selection and an overweight in the top-performing consumer discretionary sector helped the most in driving the fund ahead of its benchmark, the S&P 500 Index.

Financials and tech detracted

Positioning in financials and stock picks in information technology—sectors that also represented sizable overweights—hampered the fund's relative performance.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

Large company stocks could fall out of favor, and value stocks may decline in price. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The use of hedging, derivatives and other strategic transactions could produce disproportionate gains or losses and may increase costs. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors.Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Managers Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

What was the market environment like during the six months ended April 30, 2015?

It was volatile. Stocks rallied in late 2014, buoyed by better-than-expected third-quarter earnings reports and improved economic data as well as news in mid-December that the U.S. Federal Reserve (Fed) would take a patient approach to raising short-term interest rates. However, the steep drop in oil prices, coupled with economic slowdowns worldwide and a strong U.S. dollar, created headwinds. The market rallied again in February when it looked like an interest-rate hike was being pushed further out and oil prices began to stabilize. But the dollar's continued strength and tough year-over-year earnings comparisons in the energy sector kept stock returns in check during the spring. Within the broad-based S&P 500 Index, energy and utilities stocks declined. A number of sectors posted very modest gains, most notably financials, which were held back as continued low interest rates pressured net interest margins. By contrast, consumer discretionary stocks posted a sizable gain, followed by healthcare and information technology.

Given this market environment, how did you position the fund?

Regardless of the market backdrop, we try to invest in financially sound, reasonably valued large-cap companies that have the potential to generate substantial cash flow over sustained periods. We continued to find the best opportunities fitting those criteria in more economically sensitive sectors, namely financials, information technology, and consumer discretionary. Each sector represented a sizable overweight and together they accounted for over 70% of the fund's assets. The fund had no exposure to some of the weaker-performing sectors in the index—most notably utilities—because we couldn't find stocks that fit our valuation criteria or offered the cash flow we look for.

4

"We continued to find the best opportunities... in more economically sensitive sectors, namely financials, information technology, and consumer discretionary."

Where did the fund pick up ground versus the index?

Consumer discretionary had the biggest impact by far, mostly because of security selection. In fact, our top six individual contributors were all from this sector, but they represented a broad spectrum of companies. E-commerce giant Amazon.com, Inc., which was a sizable overweight and over 5% of assets, drove a large part of the outperformance. Its shares rallied sharply after the company disclosed more detailed financial information that showed the rapid growth and profitability of its cloud-computing business. Another winner was used-car retailer CarMax, Inc., which saw its stock benefit from better car sales in an improving economy. The company's superior business model, expanded store base, and decision to increase its share buyback program also helped. An investment in home improvement retailer Lowe's Companies, Inc. rallied nicely, as improved customer service, pricing, and product selection helped drive better-than-expected organic same-store sales growth. Another housing-related standout was premium mattress company Tempur Sealy International, Inc., which was not in the index. It benefited from progress integrating its 2013 acquisition of Sealy Corp. and more rational industry pricing.

Which other stocks helped relative performance?

A new out-of-index position in Germany-based athletic apparel company adidas AG worked out well. This is the kind of company we like: a quality company with an edge, in this case a globally recognized brand name. The company's stock was depressed due to underperformance in the U.S. portion of its business, inventory buildup in its golf segment, and economic weakness in Russia and

SECTOR COMPOSITION AS OF 4/30/15 (%)

5

"Positioning in financials and stock picks in information technology and consumer staples hurt versus the index."
Europe. It changed its management structure, refocused its marketing spending, started addressing issues in the United States, and began buying back shares. These moves signaled a turnaround, and the stock rallied. Specialty coffee retailer Starbucks Corp. was another standout, as strong execution and product diversification helped boost global same-store sales as the company expanded overseas, most notably in Japan. In information technology, an out-of-index stake in professional network company LinkedIn Corp. gained from a growing user base, especially in non-U.S. markets.

Which sectors hampered relative performance?

Positioning in financials and stock picks in information technology and consumer staples hurt versus the index. In particular, the fund lost ground from having an overweight in financials. We favored large banks, which stand to benefit the most from an increase in interest rates. However, the bank stocks remained under pressure as the Fed pushed out its timetable for raising rates. In addition, trading volumes were weak. Our biggest disappointment here was Bank of America Corp., which had the added burden of regulatory overhangs. In information technology, the biggest detractor was mobile semiconductor company QUALCOMM, Inc., which was a sizable overweight. The stock declined due to a drop in quarterly profit, following a large fine paid to end an antitrust investigation in China. Pending investigations elsewhere of its business licensing wireless patents and a reduced earnings outlook due to growing competition in the chip business pressured the stock's return. Shares of data storage company EMC Corp. also fell amid concern around growing competition from cloud-computing storage solutions.

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Amazon.com, Inc.	6.5
Apple, Inc.	5.2
JPMorgan Chase & Co.	4.4
Bank of America Corp.	4.4
Citigroup, Inc.	4.1
Facebook, Inc., Class A	3.7
Lennar Corp., Class A	3.5
The Goldman Sachs Group, Inc.	3.0
American International Group, Inc.	2.9
Schlumberger, Ltd.	2.8
TOTAL	40.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Which other stocks were disappointments?

Overweights in U.S.-based exploration and production companies Apache Corp. and Occidental Petroleum Corp. detracted, as weak oil prices pressured both stocks. In consumer staples, an out-of-index stake in U.K. global spirits company Diageo PLC was hindered by the slowdown in emerging markets and Europe.

Have you changed the portfolio, given that we're now in the sixth year of a bull market?

Not really. Everything we do is driven by bottom-up security selection. We don't invest based on where we think the market is headed, but rather on where we're finding the best opportunities to invest in high-quality, large-cap companies with reasonable valuations and significant cash flow potential. While market volatility could increase as the Fed gets closer to raising short-term interest rates, we think that would provide an opportunity for long-term investors like us to buy or add to stocks we like. At period end, the fund still had an economically sensitive bias, with overweights in financials, consumer discretionary, and information technology.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	7.29	10.37	11.09	-0.46	63.81	186.17
Class B	7.11	10.41	10.99	-0.61	64.07	183.76
Class C	11.11	10.67	10.82	3.39	66.03	179.49
Class I1	13.25	11.87	12.08	4.93	75.23	212.74
Class R1[1,2]	12.52	11.14	11.25	4.57	69.55	190.29
Class R2[1,2]	12.79	11.49	11.65	4.70	72.23	200.98
Class R3[1,2]	12.63	11.22	11.34	4.66	70.17	192.67
Class R4[1,2]	13.09	11.61	11.70	4.83	73.20	202.26
Class R5[1,2]	13.30	11.89	12.00	4.93	75.34	210.61
Class R6[1,2]	13.37	11.96	12.15	4.98	75.91	214.66
Index†	12.98	14.33	8.32	4.40	95.31	122.39

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.06	1.81	1.81	0.80	1.45	1.20	1.35	1.05	0.75	0.70
Net (%)	1.06	1.81	1.81	0.78	1.45	1.20	1.35	0.95	0.75	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Large Cap Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	4-30-05	28,376	28,376	22,239
Class C3	4-30-05	27,949	27,949	22,239
Class I1	4-30-05	31,274	31,274	22,239
Class R1[1,2]	4-30-05	29,029	29,029	22,239
Class R2[1,2]	4-30-05	30,098	30,098	22,239
Class R3[1,2]	4-30-05	29,267	29,267	22,239
Class R4[1,2]	4-30-05	30,226	30,226	22,239
Class R5[1,2]	4-30-05	31,061	31,061	22,239
Class R6[1,2]	4-30-05	31,466	31,466	22,239

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09. Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,047.90	$5.23	1.03%
Class B	1,000.00	1,043.90	9.02	1.78%
Class C	1,000.00	1,043.90	9.02	1.78%
Class I	1,000.00	1,049.30	3.91	0.77%
Class R1	1,000.00	1,045.70	7.25	1.43%
Class R2	1,000.00	1,047.00	5.94	1.17%
Class R3	1,000.00	1,046.60	6.50	1.28%
Class R4	1,000.00	1,048.30	4.72	0.93%
Class R5	1,000.00	1,049.30	3.71	0.73%
Class R6	1,000.00	1,049.80	3.35	0.66%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.16	1.03%
Class B	1,000.00	1,016.00	8.90	1.78%
Class C	1,000.00	1,016.00	8.90	1.78%
Class I	1,000.00	1,021.00	3.86	0.77%
Class R1	1,000.00	1,017.70	7.15	1.43%
Class R2	1,000.00	1,019.00	5.86	1.17%
Class R3	1,000.00	1,018.40	6.41	1.28%
Class R4	1,000.00	1,020.20	4.66	0.93%
Class R5	1,000.00	1,021.20	3.66	0.73%
Class R6	1,000.00	1,021.50	3.31	0.66%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 97.8%		$2,999,823,767
(Cost $2,344,792,002)
Consumer discretionary 22.3%		683,943,360
Hotels, restaurants and leisure 1.3%
Starbucks Corp.	775,396	38,444,134
Household durables 7.4%
Lennar Corp., Class A	2,375,234	108,785,715
NVR, Inc. (I)	45,722	60,649,776
Tempur Sealy International, Inc. (I)	966,414	58,864,277
Internet and catalog retail 6.5%
Amazon.com, Inc. (I)	472,864	199,444,578
Specialty retail 3.9%
CarMax, Inc. (I)	807,519	55,000,119
Lowe's Companies, Inc.	918,764	63,266,089
Textiles, apparel and luxury goods 3.2%
adidas AG	435,321	35,668,396
Ralph Lauren Corp.	478,377	63,820,276
Consumer staples 3.8%		116,123,655
Beverages 3.8%
Diageo PLC, ADR	329,023	36,528,133
PepsiCo, Inc.	516,436	49,123,392
SABMiller PLC	575,675	30,472,130
Energy 8.7%		266,821,317
Energy equipment and services 2.9%
Schlumberger, Ltd.	923,789	87,399,677
Oil, gas and consumable fuels 5.8%
Apache Corp.	486,909	33,304,576
Brazil Ethanol, Inc. (I)(S)	500,000	5,000
Cabot Oil & Gas Corp.	800,352	27,067,905
Chevron Corp.	243,591	27,053,216
Exxon Mobil Corp.	301,883	26,375,518
Occidental Petroleum Corp.	616,246	49,361,305
Southwestern Energy Company (I)	579,883	16,254,120
Financials 26.2%		803,934,423
Banks 14.0%
Bank of America Corp.	8,433,997	134,353,572
Citigroup, Inc.	2,380,199	126,912,211
JPMorgan Chase & Co.	2,138,055	135,253,359
Wells Fargo & Company	596,446	32,864,175

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 7.3%
Morgan Stanley	1,327,168	$49,516,638
State Street Corp.	379,244	29,247,297
T. Rowe Price Group, Inc.	660,606	53,627,995
The Goldman Sachs Group, Inc.	464,853	91,306,426
Consumer finance 1.2%
American Express Company	495,575	38,382,284
Insurance 3.7%
American International Group, Inc.	1,566,038	88,152,279
Prudential Financial, Inc.	298,017	24,318,187
Health care 7.1%		217,751,995
Biotechnology 2.0%
Amgen, Inc.	382,914	60,465,950
Health care equipment and supplies 1.5%
Medtronic PLC	643,690	47,922,721
Pharmaceuticals 3.6%
Merck & Company, Inc.	932,815	55,558,461
Novartis AG, ADR	528,535	53,804,863
Industrials 6.2%		191,293,599
Air freight and logistics 1.0%
United Parcel Service, Inc., Class B	314,973	31,664,236
Industrial conglomerates 2.9%
Danaher Corp.	371,841	30,446,341
General Electric Company	2,173,810	58,866,775
Machinery 0.7%
Caterpillar, Inc.	231,374	20,101,773
Professional services 1.6%
IHS, Inc., Class A (I)	400,211	50,214,474
Information technology 23.5%		719,955,418
Communications equipment 3.9%
Cisco Systems, Inc.	2,189,426	63,121,152
QUALCOMM, Inc.	832,717	56,624,756
Internet software and services 11.8%
Alibaba Group Holding, Ltd., ADR (I)	63,893	5,193,862
eBay, Inc. (I)	1,311,782	76,424,419
Facebook, Inc., Class A (I)	1,436,076	113,119,707
Google, Inc., Class A (I)	109,317	59,989,890
Google, Inc., Class C (I)	109,617	58,901,633
LinkedIn Corp., Class A (I)	193,184	48,707,482

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Software 1.0%
Oracle Corp.	696,643	$30,387,568
Technology hardware, storage and peripherals 6.8%
Apple, Inc.	1,285,414	160,869,563
EMC Corp.	1,732,270	46,615,386
	Par value	Value
Short-term investments 4.1%		$125,910,000
(Cost $125,910,000)
Repurchase agreement 4.1%		125,910,000
Barclays Tri-Party Repurchase Agreement dated 4-30-15 at 0.080% to be repurchased at $122,859,273 on 5-1-15, collateralized by $68,546,400 U.S. Treasury Inflation Indexed Bonds, 2.000% - 3.625% due 1-15-26 to 4-15-28 (valued at $125,316,593, including interest)	122,859,000	122,859,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $3,051,000 on 5-1-15, collateralized by $2,635,000 U.S. Treasury Bonds, 3.625% due 8-15-43 (valued at $3,112,594, including interest)	3,051,000	3,051,000
Total investments (Cost $2,470,702,002)† 101.9%		$3,125,733,767
Other assets and liabilities, net (1.9%)		($58,079,003)
Total net assets 100.0%		$3,067,654,764

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $2,475,373,976. Net unrealized appreciation aggregated $650,359,791, of which $676,938,650 related to appreciated investment securities and $26,578,859 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $2,470,702,002)	$3,125,733,767
Cash	84
Receivable for fund shares sold	8,133,704
Dividends and interest receivable	1,774,528
Other receivables and prepaid expenses	132,601
Total assets	3,135,774,684
Liabilities
Payable for investments purchased	61,124,085
Payable for fund shares repurchased	3,321,343
Payable to affiliates
Accounting and legal services fees	5,278
Transfer agent fees	589,219
Distribution and service fees	1,285,691
Trustees' fees	2,769
Investment management fees	1,558,973
Other liabilities and accrued expenses	232,562
Total liabilities	68,119,920
Net assets	$3,067,654,764
Net assets consist of
Paid-in capital	$2,475,497,228
Undistributed net investment income	4,459,724
Accumulated net realized gain (loss) on investments and foreign currency transactions	(67,332,019)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	655,029,831
Net assets	$3,067,654,764

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,572,333,125 ÷ 38,176,323 shares)[1]	$41.19
Class B ($70,838,407 ÷ 1,884,573 shares)[1]	$37.59
Class C ($306,149,691 ÷ 8,146,391 shares)[1]	$37.58
Class I ($1,098,690,006 ÷ 25,696,689 shares)	$42.76
Class R1 ($7,587,494 ÷ 179,306 shares)	$42.32
Class R2 ($1,914,116 ÷ 44,856 shares)	$42.67
Class R3 ($1,401,711 ÷ 33,084 shares)	$42.37
Class R4 ($2,913,291 ÷ 68,411 shares)	$42.59
Class R5 ($1,802,741 ÷ 42,118 shares)	$42.80
Class R6 ($4,024,182 ÷ 94,033 shares)	$42.80
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$43.36

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$21,843,810
Interest	19,091
Less foreign taxes withheld	(399,927)
Total investment income	21,462,974
Expenses
Investment management fees	9,001,765
Distribution and service fees	3,814,598
Accounting and legal services fees	164,490
Transfer agent fees	1,642,471
Trustees' fees	33,904
State registration fees	96,384
Printing and postage	80,529
Professional fees	57,564
Custodian fees	152,591
Registration and filing fees	22,095
Other	27,126
Total expenses	15,093,517
Less expense reductions	(113,687)
Net expenses	14,979,830
Net investment income	6,483,144
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	86,873,828
86,873,828
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	44,320,385
44,320,385
Net realized and unrealized gain	131,194,213
Increase in net assets from operations	$137,677,357

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$6,483,144	$9,005,626
Net realized gain	86,873,828	108,825,286
Change in net unrealized appreciation (depreciation)	44,320,385	183,387,217
Increase in net assets resulting from operations	137,677,357	301,218,129
Distributions to shareholders
From net investment income
Class A	(4,931,300)	(6,066,777)
Class I	(4,719,103)	(4,031,587)
Class R1	(44)	(20,703)
Class R2	(3,536)	(4,950)
Class R3	(979)	(11,444)
Class R4	(10,908)	(16,261)
Class R5	(10,830)	(11,925)
Class R6	(25,718)	(35,466)
Total distributions	(9,702,418)	(10,199,113)
From fund share transactions	120,735,560	699,277,829
Total increase	248,710,499	990,296,845
Net assets
Beginning of period	2,818,944,265	1,828,647,420
End of period	$3,067,654,764	$2,818,944,265
Undistributed net investment income	$4,459,724	$7,678,998

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$39.44		$34.92		$27.52	$24.14	$24.60	$21.61
Net investment income[2]	0.09		0.16		0.26	0.19	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.79		4.56		7.40	3.20	(0.22)	3.01
Total from investment operations	1.88		4.72		7.66	3.39	(0.16)	3.07
Less distributions
From net investment income	(0.13)		(0.20)		(0.26)	(0.01)	(0.30)	(0.08)
Net asset value, end of period	$41.19		$39.44		$34.92	$27.52	$24.14	$24.60
Total return (%)[3,4]	4.79	[5]	13.59		28.07	14.07	(0.73)	14.22
Ratios and supplemental data
Net assets, end of period (in millions)	$1,572		$1,541		$1,044	$943	$1,355	$1,998
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[6]	1.06		1.10	1.14	1.12	1.16
Expenses including reductions	1.03	[6]	1.06		1.10	1.14	1.12	1.14
Net investment income	0.46	[6]	0.43		0.83	0.74	0.24	0.24
Portfolio turnover (%)	12		21	[7]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.01		$31.94	$25.20	$22.25	$22.71	$20.02
Net investment income (loss)[2]	(0.05)		(0.11)	0.02	(0.01)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.63		4.18	6.79	2.96	(0.22)	2.80
Total from investment operations	1.58		4.07	6.81	2.95	(0.34)	2.69
Less distributions
From net investment income	—		—	(0.07)	—	(0.12)	—
Net asset value, end of period	$37.59		$36.01	$31.94	$25.20	$22.25	$22.71
Total return (%)[3,4]	4.39	[5]	12.74	27.07	13.26	(1.52)	13.44
Ratios and supplemental data
Net assets, end of period (in millions)	$71		$79	$74	$69	$80	$104
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	[6]	1.81	1.86	1.89	1.87	1.92
Expenses including reductions	1.78	[6]	1.81	1.85	1.89	1.87	1.89
Net investment income (loss)	(0.29	) [6]	(0.31)	0.08	(0.04)	(0.51)	(0.50)
Portfolio turnover (%)	12		21 [7]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.00		$31.93	$25.19	$22.25	$22.70	$20.02
Net investment income (loss)[2]	(0.05)		(0.11)	0.02	(0.01)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.63		4.18	6.79	2.95	(0.21)	2.79
Total from investment operations	1.58		4.07	6.81	2.94	(0.33)	2.68
Less distributions
From net investment income	—		—	(0.07)	—	(0.12)	—
Net asset value, end of period	$37.58		$36.00	$31.93	$25.19	$22.25	$22.70
Total return (%)[3,4]	4.39	[5]	12.75	27.08	13.21	(1.48)	13.39
Ratios and supplemental data
Net assets, end of period (in millions)	$306		$300	$267	$235	$313	$402
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	[6]	1.81	1.85	1.89	1.87	1.92
Expenses including reductions	1.78	[6]	1.81	1.85	1.89	1.87	1.89
Net investment income (loss)	(0.29	) [6]	(0.32)	0.07	(0.03)	(0.51)	(0.51)
Portfolio turnover (%)	12		21 [7]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.97		$36.28		$28.58	$25.00	$25.46	$22.33
Net investment income[2]	0.15		0.26		0.35	0.29	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.85		4.75		7.70	3.32	(0.23)	3.13
Total from investment operations	2.00		5.01		8.05	3.61	(0.08)	3.27
Less distributions
From net investment income	(0.21)		(0.32)		(0.35)	(0.03)	(0.38)	(0.14)
Net asset value, end of period	$42.76		$40.97		$36.28	$28.58	$25.00	$25.46
Total return (%)[3]	4.93	[4]	13.90		28.45	14.45	(0.38)	14.69
Ratios and supplemental data
Net assets, end of period (in millions)	$1,099		$880		$428	$226	$347	$282
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[5]	0.80		0.80	0.80	0.76	0.76
Expenses including reductions	0.77	[5]	0.79		0.80	0.80	0.76	0.76
Net investment income	0.72	[5]	0.68		1.09	1.08	0.59	0.61
Portfolio turnover (%)	12		21	[6]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12		10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.47		$35.85		$28.26	$24.85		$25.34	$22.25
Net investment income (loss)[2]	0.01		0.02		0.15	0.10		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.84		4.69		7.62	3.31		(0.23)	3.12
Total from investment operations	1.85		4.71		7.77	3.41		(0.26)	3.09
Less distributions
From net investment income	—	[3]	(0.09)		(0.18)	—	[3]	(0.23)	—
Net asset value, end of period	$42.32		$40.47		$35.85	$28.26		$24.85	$25.34
Total return (%)[4]	4.57	[5]	13.18		27.63	13.73		(1.07)	13.89
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$7		$8	$7		$7	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	[6]	1.45		1.44	1.45		1.45	1.41
Expenses including reductions	1.43	[6]	1.44		1.43	1.45		1.45	1.41
Net investment income (loss)	0.07	[6]	0.06		0.48	0.38		(0.13)	(0.14)
Portfolio turnover (%)	12		21	[7]	31	108		59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$40.84		$36.22		$28.56	$26.69
Net investment income[3]	0.06		0.11		0.25	0.11
Net realized and unrealized gain on investments	1.85		4.74		7.71	1.76
Total from investment operations	1.91		4.85		7.96	1.87
Less distributions
From net investment income	(0.08)		(0.23)		(0.30)	—
Net asset value, end of period	$42.67		$40.84		$36.22	$28.56
Total return (%)[4]	4.70	[5]	13.46		28.13	7.01	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2		$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[7]	1.19		1.07	0.97	[7]
Expenses including reductions	1.17	[7]	1.18		1.06	0.97	[7]
Net investment income	0.31	[7]	0.28		0.76	0.58	[7]
Portfolio turnover (%)	12		21	[8]	31	108	[9]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Excludes merger activity.
9	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.52		$35.90		$28.30	$24.87	$25.34	$22.26
Net investment income (loss)[2]	0.04		0.06		0.18	0.12	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.84		4.69		7.61	3.32	(0.22)	3.14
Total from investment operations	1.88		4.75		7.79	3.44	(0.24)	3.09
Less distributions
From net investment income	(0.03)		(0.13)		(0.19)	(0.01)	(0.23)	(0.01)
Net asset value, end of period	$42.37		$40.52		$35.90	$28.30	$24.87	$25.34
Total return (%)[3]	4.66	[4]	13.26		27.70	13.82	(1.00)	13.89
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1		$3	$3	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[5]	1.35		1.36	1.37	1.38	1.42
Expenses including reductions	1.28	[5]	1.34		1.36	1.37	1.38	1.42
Net investment income (loss)	0.20	[5]	0.16		0.56	0.47	(0.06)	(0.20)
Portfolio turnover (%)	12		21	[6]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12		10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.80		$36.12		$28.47	$24.94		$25.38	$22.29
Net investment income[2]	0.12		0.21		0.29	0.21		0.08	0.02
Net realized and unrealized gain (loss) on investments	1.84		4.73		7.66	3.34		(0.24)	3.13
Total from investment operations	1.96		4.94		7.95	3.55		(0.16)	3.15
Less distributions
From net investment income	(0.17)		(0.26)		(0.30)	(0.02)		(0.28)	(0.06)
Net asset value, end of period	$42.59		$40.80		$36.12	$28.47		$24.94	$25.38
Total return (%)[3]	4.83	[4]	13.76		28.19	14.23		(0.70)	14.16
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3		$2	—	[5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[6]	1.05		1.06	1.07		1.06	2.34
Expenses including reductions	0.93	[6]	0.94		0.95	1.03		1.06	1.21
Net investment income	0.56	[6]	0.54		0.90	0.78		0.30	0.08
Portfolio turnover (%)	12		21	[7]	31	108		59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Excludes merger activity.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$41.03		$36.31		$28.61	$25.01	$25.44	$22.32
Net investment income[2]	0.16		0.29		0.37	0.29	0.16	0.05
Net realized and unrealized gain (loss) on investments	1.84		4.75		7.69	3.34	(0.24)	3.18
Total from investment operations	2.00		5.04		8.06	3.63	(0.08)	3.23
Less distributions
From net investment income	(0.23)		(0.32)		(0.36)	(0.03)	(0.35)	(0.11)
Net asset value, end of period	$42.80		$41.03		$36.31	$28.61	$25.01	$25.44
Total return (%)[3]	4.93	[4]	13.96		28.47	14.52	(0.38)	14.52
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2		$1	$1	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	[5]	0.75		0.76	0.76	0.74	0.89
Expenses including reductions	0.73	[5]	0.74		0.76	0.76	0.74	0.89
Net investment income	0.76	[5]	0.74		1.14	1.08	0.59	0.22
Portfolio turnover (%)	12		21	[6]	31	108	59	94

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13		10-31-12		10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$41.04		$36.33		$28.61		$25.00		$24.67
Net investment income[3]	0.17		0.32		0.38		0.29		0.02
Net realized and unrealized gain on investments	1.85		4.74		7.70		3.35		0.31
Total from investment operations	2.02		5.06		8.08		3.64		0.33
Less distributions
From net investment income	(0.26)		(0.35)		(0.36)		(0.03)		—
Net asset value, end of period	$42.80		$41.04		$36.33		$28.61		$25.00
Total return (%)[4]	4.98	[5]	14.02		28.56		14.57		1.34	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4		—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	[7]	0.70		0.72		0.72		0.75	[7]
Expenses including reductions	0.66	[7]	0.68		0.71		0.72		0.75	[7]
Net investment income	0.83	[7]	0.82		1.17		1.10		0.47	[7]
Portfolio turnover (%)	12		21	[8]	31		108		59	[9]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Excludes merger activity.
9	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Large Cap Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

29

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$683,943,360	$648,274,964	$35,668,396	—
Consumer staples	116,123,655	85,651,525	30,472,130	—
Energy	266,821,317	266,816,317	—	$5,000
Financials	803,934,423	803,934,423	—	—
Health care	217,751,995	217,751,995	—	—
Industrials	191,293,599	191,293,599	—	—
Information technology	719,955,418	719,955,418	—	—
Short-term investments	125,910,000	—	125,910,000	—
Total investments in securities	$3,125,733,767	$2,933,678,241	$192,050,526	$5,000

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

30

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $656. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $149,533,873 available to offset future net realized capital gains. This carryforward expires October 31, 2017. Availability of this capital loss carryforward may be limited due to a merger transaction.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

31

period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, and merger related transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis to the sum of: a) 0.625% of the first $3 billion of the fund's average daily net assets; and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B shares, Class C shares and Class I shares of the fund to the extent they exceed 1.82%, 1.82% and 0.78%, respectively. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expense. The waivers and/or reimbursements will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

For the six months ended April 30, 2015, these expense waivers amounted to:

Class	Expense reduction	Class	Expense reduction
Class A	$59,480	Class R3	$51
Class B	2,856	Class R4	106
Class C	11,600	Class R5	72
Class I	37,364	Class R6	435

32

Class	Expense reduction	Class	Expense reduction
Class R1	285	Total	$112,326
Class R2	77

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $1,361 for Class R4 shares for the period ended April 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,923,421 for the six months ended April 30, 2015. Of this amount, $317,088 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,555,715 was paid as sales commissions to broker-dealers and $50,618 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $10,848, $26,563 and $5,564 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other

33

John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,912,768	$916,144
Class B	367,920	43,900
Class C	1,492,336	178,717
Class I	—	502,317
Class R1	27,516	535
Class R2	4,852	148
Class R3	3,977	96
Class R4	4,763	198
Class R5	466	132
Class R6	—	284
Total	$3,814,598	$1,642,471

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,845,760	$113,512,866	4,975,876	$185,940,002
Issued in reorganization (Note 8)	—	—	12,979,302	476,104,150
Distributions reinvested	123,920	4,694,102	160,566	5,735,432
Repurchased	(3,864,117)	(153,716,463)	(8,956,343)	(337,323,498)
Net increase (decrease)	(894,437)	($35,509,495)	9,159,401	$330,456,086
Class B shares
Sold	13,718	$500,442	66,943	$2,278,507
Issued in reorganization (Note 8)	—	—	426,501	14,337,777
Repurchased	(316,493)	(11,540,011)	(628,526)	(21,397,222)
Net decrease	(302,775)	($11,039,569)	(135,082)	($4,780,938)
Class C shares
Sold	471,058	$17,105,903	887,676	$30,162,861
Issued in reorganization (Note 8)	—	—	507,846	17,068,515
Repurchased	(655,406)	(23,926,161)	(1,414,038)	(48,395,942)
Net decrease	(184,348)	($6,820,258)	(18,516)	($1,164,566)

34

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	6,896,327	$285,553,977	14,592,202	$568,132,436
Issued in reorganization (Note 8)	—	—	250,874	9,547,365
Distributions reinvested	34,987	1,374,627	53,201	1,969,511
Repurchased	(2,719,889)	(112,610,581)	(5,204,254)	(206,007,926)
Net increase	4,211,425	$174,318,023	9,692,023	$373,641,386
Class R1 shares
Sold	31,816	$1,300,940	68,332	$2,639,863
Distributions reinvested	1	26	408	14,989
Repurchased	(36,378)	(1,491,659)	(104,313)	(3,980,700)
Net decrease	(4,561)	($190,693)	(35,573)	($1,325,848)
Class R2 shares
Sold	21,908	$888,416	25,896	$999,267
Distributions reinvested	42	1,653	17	617
Repurchased	(18,747)	(790,029)	(3,986)	(155,257)
Net increase	3,203	$100,040	21,927	$844,627
Class R3 shares
Sold	7,641	$312,106	11,527	$436,534
Distributions reinvested	25	979	311	11,444
Repurchased	(3,684)	(149,350)	(70,736)	(2,765,206)
Net increase (decrease)	3,982	$163,735	(58,898)	($2,317,228)
Class R4 shares
Sold	4,804	$199,210	9,460	$365,760
Distributions reinvested	279	10,908	441	16,261
Repurchased	(2,087)	(85,307)	(6,166)	(242,099)
Net increase	2,996	$124,811	3,735	$139,922
Class R5 shares
Sold	2,773	$115,273	10,617	$408,896
Distributions reinvested	275	10,830	322	11,925
Repurchased	(7,613)	(313,410)	(3,273)	(124,168)
Net increase (decrease)	(4,565)	($187,307)	7,666	$296,653
Class R6 shares
Sold	1,372	$58,040	101,245	$3,818,247
Distributions reinvested	628	24,669	920	34,069
Repurchased	(7,452)	(306,436)	(9,474)	(364,581)
Net increase	(5,452)	($223,727)	92,691	$3,487,735
Total net increase	2,825,468	$120,735,560	18,729,374	$699,277,829

Affiliates of the fund owned 8% and 4% of shares of beneficial interest of Class R2 and Class R6, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $435,044,032 and $343,874,003, respectively, for the six months ended April 30, 2015.

35

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Reorganization

On April 30, 2014, shareholders of the fund (the Acquiring Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of John Hancock Sovereign Investors Fund (the Acquired Fund), another series of the Trust, with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to substantially all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the termination of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on May 2, 2014. The following outlines the reorganization:

Acquired fund	Net asset value of the acquired fund	Net appreciation/ depreciation of the acquired fund's investments	Shares redeemed by the acquired fund	Shares issued by the acquiring fund	Acquiring fund's net assets prior to combination	Acquiring fund's total net assets after combination
Sovereign Investors Fund	$517,057,807	$51,397,120	42,559,416	14,164,523	$2,081,583,627	$2,598,641,434

Because the combined fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund's Statement of operations at October 31, 2014. See Note 5 for capital shares issued in connection with the above referenced reorganization.

Assuming the acquisition had been completed November 1, 2013, the beginning of the reporting period, the Acquiring Fund's pro forma results of operations for the year ended October 31, 2014 are as follows:

Net investment income	$12,365,787
Net realized and unrealized gain (loss)	462,086,461
Increase (decrease) in net assets from operations	$474,452,248

36

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

37

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Large Cap Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230738	50SA 4/15 6/15

John Hancock

Global Opportunities Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
26	Notes to financial statements
35	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Most global stocks rose

The fund's benchmark posted a gain, driven in part by the expansion of accommodative monetary policies and economic stimulus in the eurozone and Japan.

The fund trailed its benchmark

Our stock selection within the healthcare and consumer discretionary sectors weighed on the fund's relative results, leading to modest underperformance versus the benchmark.

Stock picking in financials, industrials contributed

Our stock picking within the financials and industrials sectors strongly contributed to relative performance.

SECTOR COMPOSITION AS OF 4/30/15 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Frequent trading may increase fund transaction costs, and the use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Paul G. Boyne, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Paul G. Boyne
Portfolio Manager
John Hancock Asset Management

Global stocks generated a modestly positive return during the six-month period, as measured by the fund's benchmark, the MSCI World Index. What factors drove this result?

The implementation of monetary and economic policies designed to stimulate growth in Europe and Japan provided significant support for global equities. However, economic data in the 19-nation eurozone currency union and in Japan remained largely disappointing. In the United States, the U.S. Federal Reserve tightened its monetary policy by ending a bond-buying program, taking the opposite tack from its central bank counterparts in most of the world's other key developed markets. The U.S. economy continued to post modest growth, and U.S. equities largely maintained positive momentum as the jobs market improved and corporate earnings remained solid. However, profitability from many U.S. multinational companies' international operations was constrained as a result of the strengthening of the U.S. dollar relative to most other currencies during the period.

In the eurozone, the European Central Bank responded to deflationary pressures by approving a sovereign bond-buying program that was larger in scope than many had anticipated. This initiative provided a catalyst for equities early in 2015. In the United Kingdom, the economy continued to recover during the period. In the early spring of 2015, the approach of a U.K. national election that was held after the end of the period covered in this report created uncertainty that weighed on the U.K. pound and U.K. equities. However, the pound and U.K. stocks rebounded in response to news in early May that the Conservative Party of incumbent Prime Minister David Cameron had emerged with a clear victory.

In Japan, stocks rebounded as the economy began to show signs of recovery in late 2014 and the Liberal Democratic Party of Prime Minister Shinzo Abe won a snap election. This victory instilled confidence in investors that the Abe government and the Bank of Japan would continue to embrace policies intended to revitalize the long-stagnant Japanese economy. Japanese stocks rallied further in early 2015 as wages and corporate earnings began to show modest improvement.

Within global equities, weakness in the global economy fueled investors' preference for stocks with robust earnings growth, rather than value stocks with slower earnings growth and low relative

4

"From a geographic perspective, our stock picking in the United States significantly detracted from performance during the period."
equity prices. Energy was the weakest-performing sector in the index, as a sharp decline in oil prices weighed heavily on the earnings outlook for companies in this group.

The fund modestly underperformed its benchmark. Which aspects of the fund's positioning had the biggest impact on this result?

Given our bottom-up approach, any significant over- or underweights at the sector or geographic levels are typically coincidental effects of our stock selection at the individual security level. From a geographic perspective, our stock picking in the United States significantly detracted from performance during the period. At the sector level, stock selection in healthcare and consumer discretionary weighed on results. Among healthcare holdings, the fund's position in Johnson & Johnson was a notable underperformer, as shares of the U.S.-based company fell. Johnson & Johnson's medical devices and diagnostics segment faced growing competitive pressures that weighed on revenue. In March 2015, Johnson & Johnson announced plans to sell its Cordis unit, completing the company's exit from the cardiovascular stent business. At the end of the period, we continued to view the stock favorably in the long term, and maintained Johnson & Johnson as one of the portfolio's top 10 holdings.

In the consumer discretionary sector, positions in U.S. companies Mattel, Inc. and Viacom, Inc. weighed on relative results. Shares of Mattel were hurt by slowing sales for its Barbie franchise, the loss of its contract to make and market Disney Princess toys, and the departure of its chief executive officer. We sold the fund's position in Mattel prior to the end of the period. Shares of Viacom, a

TOP 10 COUNTRIES AS OF 4/30/15 (%)

United States	53.4
United Kingdom	8.5
Switzerland	7.7
Japan	7.2
Netherlands	5.2
France	4.0
Ireland	3.4
Australia	2.4
Singapore	1.5
Luxembourg	1.5
TOTAL	94.8
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"We remain concerned about the adequacy of European bank capitalization levels, and we also take a cautious view because economic growth remains slow in the eurozone, despite recent incremental improvements."
producer of entertainment content, were pressured by the threat of its television channels being dropped by DISH Network Corp.

Other positions that significantly weighed on the fund's performance were U.S. companies QUALCOMM,Inc., Procter & Gamble Company, and Philip Morris International, Inc.

Which aspects of the fund's positioning aided relative results, and which holdings stood out as strong performers?

From a geographic perspective, our stock selection in the Pacific ex-Japan region had a strongly positive impact. At the sector level, stock picking in financials and industrials contributed.

The position that had the biggest positive effect on performance was tire manufacturer Bridgestone Corp. (Japan), whose shares were boosted by growth in global demand for automobiles. In the financials sector, the strongest contribution came from insurance company Catlin Group, Ltd. Shares of the Bermuda-based company rallied leading up to its eventual acquisition by Ireland-based insurer XL Group PLC, and we tendered the fund's shares in Catlin Group as a result of the transaction. Another financials position that aided relative performance was Deutsche Boerse AG

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Johnson & Johnson	4.0
British American Tobacco PLC	3.3
Arthur J. Gallagher & Company	3.0
The PNC Financial Services Group, Inc.	3.0
Philip Morris International, Inc.	3.0
Novartis AG	3.0
Viacom, Inc., Class B	2.9
The Procter & Gamble Company	2.9
Microsoft Corp.	2.8
Roche Holding AG	2.8
TOTAL	30.7
As a percentage of net assets.
Cash and cash equivalents are not included.

6

(Germany). The financial exchange operator benefited from favorable trading conditions during the period, boosting its revenue.

Other notable contributors included positions in information services company Experian PLC (Ireland) and supermarket chain operator Royal Ahold NV (Netherlands). Both companies reported strong operational results during the period. We sold the fund's position in Royal Ahold prior to the end of the period.

What were the key changes in the portfolio's holdings during the period?

In addition to the selling the fund's positions in Mattel, Royal Ahold, and energy company Eni SpA (Italy), we added positions in food maker Nestle SA (Switzerland), PNC Financial Services Group, Inc. (U.S.), and restaurant chain McDonald's Corp. (U.S.).

How was the fund positioned at the end of the period?

Overall, we continued to favor high-quality companies with strong cash generation. Within European equities, the fund was underweight in the financials sector, specifically in banks. We remain concerned about the adequacy of European bank capitalization levels, and we also take a cautious view because economic growth remains slow in the eurozone, despite recent incremental improvements. We are also mindful that the rally in European equities during the latter months of the period increased valuations of many stocks to levels approaching what we consider to represent fair values, leaving less room for potential further appreciation in prices of these stocks.

Similarly, in the United States, the portfolio was positioned somewhat defensively at the end of the period, in recognition of the fact that equity market gains of recent years have increased valuations. As a result, we focused on identifying stocks that are not dependent on a further increase in overall market valuations in order to generate strong returns.

MANAGED BY

Paul G. Boyne On the fund since 2013 Investing since 1993
Douglas M. McGraw, CFA On the fund since 2013 Investing since 1995

The views expressed in this report are exclusively those of Paul G. Boyne, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception[1]	6-month	5-year	10-year	Since inception[1]
Class A	-0.28	-1.55	7.02	—	-0.69	-7.51	97.06	—
Class B	-1.02	-1.71	6.82	—	-0.94	-8.26	93.37	—
Class C	3.20	-1.25	6.86	—	3.12	-6.09	94.20	—
Class I2	5.26	-0.19	7.92	—	4.69	-0.94	114.25	—
Class R2[2,3]	4.79	-1.14	6.46	—	4.51	-5.59	86.96	—
Class R6[2,3]	5.23	-0.16	7.95	—	4.66	-0.81	114.96	—
Class NAV[2]	5.29	-0.06	—	0.92	4.65	-0.30	—	7.11
Index†	7.99	11.13	7.46	—	5.38	69.49	105.32	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.52	2.22	2.22	1.20	1.61	1.11	1.09
Net (%)	1.52	2.22	2.22	1.20	1.61	1.09	1.09

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	4-30-05	19,337	19,337	20,532
Class C4	4-30-05	19,420	19,420	20,532
Class I2	4-30-05	21,425	21,425	20,532
Class R2[2,3]	4-30-05	18,696	18,696	20,532
Class R6[2,3]	4-30-05	21,496	21,496	20,532
Class NAV[2]	10-29-07	10,711	10,711	13,040

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	From 10-29-07.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R6 and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,045.40	$7.51	1.48%
Class B	1,000.00	1,040.60	11.94	2.36%
Class C	1,000.00	1,041.20	11.03	2.18%
Class I	1,000.00	1,046.90	5.99	1.18%
Class R2	1,000.00	1,045.10	7.76	1.53%
Class R6	1,000.00	1,046.60	5.78	1.14%
Class NAV	1,000.00	1,046.50	5.84	1.15%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.50	$7.40	1.48%
Class B	1,000.00	1,013.10	11.78	2.36%
Class C	1,000.00	1,014.00	10.89	2.18%
Class I	1,000.00	1,018.90	5.91	1.18%
Class R2	1,000.00	1,017.20	7.65	1.53%
Class R6	1,000.00	1,019.10	5.71	1.14%
Class NAV	1,000.00	1,019.10	5.76	1.15%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 98.7%		$118,626,099
(Cost $109,267,088)
Australia 2.4%		2,868,623
Amcor, Ltd.	269,453	2,868,623
France 4.0%		4,821,317
Safran SA	15,877	1,160,090
Sanofi	17,779	1,809,732
Total SA	34,192	1,851,495
Germany 1.5%		1,773,203
Deutsche Boerse AG	21,399	1,773,203
Hong Kong 1.3%		1,548,899
Hutchison Whampoa, Ltd.	105,355	1,548,899
Ireland 3.4%		4,087,693
Accenture PLC, Class A	27,216	2,521,562
Experian PLC	87,688	1,566,131
Japan 7.2%		8,692,552
Bridgestone Corp.	71,400	2,990,495
Honda Motor Company, Ltd.	32,749	1,097,922
Japan Tobacco, Inc.	63,200	2,206,999
Nippon Telegraph & Telephone Corp.	35,500	2,397,136
Luxembourg 1.5%		1,776,808
SES SA	50,699	1,776,808
Netherlands 5.2%		6,267,487
Akzo Nobel NV	15,583	1,192,313
Heineken NV	23,192	1,827,019
Koninklijke Ahold NV	73,181	1,417,817
Koninklijke Philips NV	63,899	1,830,338
Norway 1.1%		1,370,476
Statoil ASA	64,644	1,370,476
Singapore 1.5%		1,881,804
ComfortDelGro Corp., Ltd.	812,297	1,881,804
Switzerland 7.7%		9,259,124
Nestle SA	30,683	2,380,516
Novartis AG	34,906	3,562,929
Roche Holding AG	11,587	3,315,679
United Kingdom 8.5%		10,179,559
Aon PLC	18,516	1,781,795

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
United Kingdom (continued)
	British American Tobacco PLC		71,287	$3,916,763
	HSBC Holdings PLC		246,616	2,463,570
	Pearson PLC		99,829	2,017,431
United States 53.4%				64,098,554
	Apple, Inc.		23,546	2,946,782
	Arthur J. Gallagher & Company		76,414	3,654,882
	Baxter International, Inc.		38,608	2,653,914
	Brazil Ethanol, Inc. (I) (S)		283,419	2,834
	Chevron Corp.		16,349	1,815,720
	Eaton Corp. PLC		42,795	2,941,300
	Honeywell International, Inc.		20,111	2,029,602
	Huntington Bancshares, Inc.		165,378	1,796,005
	Johnson & Johnson		47,831	4,744,835
	JPMorgan Chase & Co.		27,588	1,745,217
	Macy's, Inc.		38,514	2,489,160
	McDonald's Corp.		17,324	1,672,632
	Microsoft Corp.		68,771	3,345,021
	Mondelez International, Inc., Class A		69,452	2,664,873
	Philip Morris International, Inc.		43,299	3,614,168
	QUALCOMM, Inc.		38,038	2,586,584
	Raytheon Company		11,310	1,176,240
	Samsonite International SA		405,900	1,480,385
	The PNC Financial Services Group, Inc.		39,599	3,632,416
	The Procter & Gamble Company		43,372	3,448,508
	United Technologies Corp.		28,167	3,203,996
	Verizon Communications, Inc.		61,923	3,123,396
	Viacom, Inc., Class B		49,904	3,465,833
	Wells Fargo & Company		33,058	1,821,496
	Whirlpool Corp.		11,633	2,042,755
	Yield (%)		Shares	Value
Short-term investments 0.8%				$930,349
(Cost $930,349)
Money market funds 0.8%				930,349
State Street Institutional Treasury Money Market Fund	0.0000(Y	)	930,349	930,349
Total investments (Cost $110,197,437)† 99.5%				$119,556,448
Other assets and liabilities, net 0.5%				$543,024
Total net assets 100.0%				$120,099,472

SEE NOTES TO FINANCIAL STATEMENTS13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $110,791,001. Net unrealized appreciation aggregated $8,765,447, of which $13,214,869 related to appreciated investment securities and $4,449,422 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $110,197,437)	$119,556,448
Cash	34
Foreign currency, at value (Cost $165,683)	144,892
Receivable for investments sold	240,644
Receivable for fund shares sold	5,521
Receivable for forward foreign currency exchange contracts	99,348
Dividends and interest receivable	558,906
Receivable for securities lending income	1,044
Other receivables and prepaid expenses	38,531
Total assets	120,645,368
Liabilities
Payable for fund shares repurchased	236,204
Payable to affiliates
Transfer agent fees	23,715
Distribution and service fees	92,955
Investment management fees	218
Other liabilities and accrued expenses	192,804
Total liabilities	545,896
Net assets	$120,099,472
Net assets consist of
Paid-in capital	$325,382,469
Undistributed net investment income	868,360
Accumulated net realized gain (loss) on investments and foreign currency transactions	(215,594,646)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,443,289
Net assets	$120,099,472

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($64,244,050 ÷ 4,227,647 shares)[1]	$15.20
Class B ($9,931,045 ÷ 679,129 shares)[1]	$14.62
Class C ($25,604,465 ÷ 1,747,780 shares)[1]	$14.65
Class I ($15,128,741 ÷ 981,669 shares)	$15.41
Class R2 ($312,834 ÷ 20,431 shares)	$15.31
Class R6 ($111,537 ÷ 7,199 shares)	$15.49
Class NAV ($4,766,800 ÷ 307,140 shares)	$15.52
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.00

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$2,026,228
Securities lending	5,318
Less foreign taxes withheld	(97,278)
Total investment income	1,934,268
Expenses
Investment management fees	525,708
Distribution and service fees	284,501
Accounting and legal services fees	6,289
Transfer agent fees	69,643
Trustees' fees	1,641
State registration fees	45,271
Printing and postage	13,940
Professional fees	30,870
Custodian fees	51,347
Registration and filing fees	24,191
Other	87,167
Total expenses	1,140,568
Less expense reductions	(74,660)
Net expenses	1,065,908
Net investment income	868,360
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	480,460
480,460
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	3,935,301
3,935,301
Net realized and unrealized gain	4,415,761
Increase in net assets from operations	$5,284,121

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$868,360	$3,559,317
Net realized gain	480,460	13,803,896
Change in net unrealized appreciation (depreciation)	3,935,301	(3,544,772)
Increase in net assets resulting from operations	5,284,121	13,818,441
From fund share transactions	(16,519,478)	(89,380,299)
Total decrease	(11,235,357)	(75,561,858)
Net assets
Beginning of period	131,334,829	206,896,687
End of period	$120,099,472	$131,334,829
Undistributed net investment income	$868,360	—

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.54		$13.45		$14.19	$14.51	$19.11	$13.89
Net investment income (loss)[2]	0.12		0.34	[3]	— [4]	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	0.54		0.75		(0.63)	(0.27)	(3.74)	5.52
Total from investment operations	0.66		1.09		(0.63)	(0.30)	(3.84)	5.48
Less distributions
From net investment income	—		—		(0.11)	(0.02)	(0.44)	(0.26)
From net realized gain	—		—		—	—	(0.32)	—
Total distributions	—		—		(0.11)	(0.02)	(0.76)	(0.26)
Net asset value, end of period	$15.20		$14.54		$13.45	$14.19	$14.51	$19.11
Total return (%)[5,6]	4.54	[7]	8.10		(4.50)	(2.08)	(20.80)	40.03
Ratios and supplemental data
Net assets, end of period (in millions)	$64		$70		$116	$345	$527	$693
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	[8]	1.48		1.49	1.49	1.47	1.49
Expenses including reductions	1.48	[8]	1.47		1.49	1.49	1.47	1.49
Net investment income (loss)	1.58	[8]	2.37	[3]	0.02	(0.24)	(0.58)	(0.25)
Portfolio turnover (%)	14		64		118	93	136	209

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.05		$13.10		$13.84	$14.24	$18.77	$13.66
Net investment income (loss)[2]	0.05		0.22	[3]	(0.08)	(0.13)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	0.52		0.73		(0.64)	(0.27)	(3.68)	5.43
Total from investment operations	0.57		0.95		(0.72)	(0.40)	(3.91)	5.27
Less distributions
From net investment income	—		—		(0.02)	—	(0.30)	(0.16)
From net realized gain	—		—		—	—	(0.32)	—
Total distributions	—		—		(0.02)	—	(0.62)	(0.16)
Net asset value, end of period	$14.62		$14.05		$13.10	$13.84	$14.24	$18.77
Total return (%)[4,5]	4.06	[6]	7.25		(5.23)	(2.81)	(21.42)	38.91
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$11		$15	$25	$32	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	2.38	[7]	2.28		2.25	2.25	2.23	2.30
Expenses including reductions	2.36	[7]	2.27		2.24	2.25	2.23	2.30
Net investment income (loss)	0.70	[7]	1.56	[3]	(0.59)	(0.98)	(1.39)	(1.00)
Portfolio turnover (%)	14		64		118	93	136	209

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.07		$13.10		$13.84	$14.24	$18.77	$13.66
Net investment income (loss)[2]	0.06		0.23	[3]	(0.08)	(0.13)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	0.52		0.74		(0.64)	(0.27)	(3.68)	5.43
Total from investment operations	0.58		0.97		(0.72)	(0.40)	(3.90)	5.28
Less distributions
From net investment income	—		—		(0.02)	—	(0.31)	(0.17)
From net realized gain	—		—		—	—	(0.32)	—
Total distributions	—		—		(0.02)	—	(0.63)	(0.17)
Net asset value, end of period	$14.65		$14.07		$13.10	$13.84	$14.24	$18.77
Total return (%)[4,5]	4.12	[6]	7.40		(5.19)	(2.81)	(21.35)	39.04
Ratios and supplemental data
Net assets, end of period (in millions)	$26		$29		$46	$112	$171	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	2.31	[7]	2.20		2.20	2.20	2.18	2.21
Expenses including reductions	2.18	[7]	2.19		2.19	2.20	2.18	2.21
Net investment income (loss)	0.87	[7]	1.66	[3]	(0.62)	(0.96)	(1.32)	(0.94)
Portfolio turnover (%)	14		64		118	93	136	209

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.72		$13.58		$14.32	$14.62	$19.24	$13.96
Net investment income (loss)[2]	0.14		0.37	[3]	0.06	— [4]	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	0.55		0.77		(0.65)	(0.26)	(3.76)	5.56
Total from investment operations	0.69		1.14		(0.59)	(0.26)	(3.80)	5.57
Less distributions
From net investment income	—		—		(0.15)	(0.04)	(0.50)	(0.29)
From net realized gain	—		—		—	—	(0.32)	—
Total distributions	—		—		(0.15)	(0.04)	(0.82)	(0.29)
Net asset value, end of period	$15.41		$14.72		$13.58	$14.32	$14.62	$19.24
Total return (%)[5]	4.69	[6]	8.39		(4.17)	(1.70)	(20.48)	40.60
Ratios and supplemental data
Net assets, end of period (in millions)	$15		$17		$25	$104	$214	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[7]	1.21		1.15	1.11	1.07	1.11
Expenses including reductions	1.18	[7]	1.21		1.15	1.11	1.07	1.11
Net investment income (loss)	1.89	[7]	2.58	[3]	0.39	0.04	(0.21)	0.09
Portfolio turnover (%)	14		64		118	93	136	209

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$14.65		$13.57		$14.32	$15.45
Net investment income[3]	0.15		0.31	[4]	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.51		0.77		(0.68)	(1.14)
Total from investment operations	0.66		1.08		(0.66)	(1.13)
Less distributions
From net investment income	—		—		(0.09)	—
Total distributions	—		—		(0.09)	—
Net asset value, end of period	$15.31		$14.65		$13.57	$14.32
Total return (%)[5]	4.51	[6]	7.96		(4.64)	(7.31	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.44	[8]	15.08		17.65	20.36	[8]
Expenses including reductions	1.53	[8]	1.61		1.61	1.60	[8]
Net investment income	2.06	[8]	2.18	[4]	0.13	0.13	[8]
Portfolio turnover (%)	14		64		118	93	[9]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$14.80		$13.63		$14.38	$14.68	$15.00
Net investment income (loss)[3]	0.15		0.38	[4]	0.10	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.54		0.79		(0.70)	(0.27)	(0.25)
Total from investment operations	0.69		1.17		(0.60)	(0.25)	(0.28)
Less distributions
From net investment income	—		—		(0.15)	(0.05)	(0.04)
Total distributions	—		—		(0.15)	(0.05)	(0.04)
Net asset value, end of period	$15.49		$14.80		$13.63	$14.38	$14.68
Total return (%)[5]	4.66	[6]	8.58		(4.22)	(1.68)	(1.85	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	10.80	[8]	15.00		15.53	22.44	17.35	[8]
Expenses including reductions	1.14	[8]	1.10		1.10	1.10	1.11	[8]
Net investment income (loss)	2.07	[8]	2.64	[4]	0.72	0.18	(1.36	) [8]
Portfolio turnover (%)	14		64		118	93	136	[9]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.83		$13.65		$14.39	$14.68	$19.32	$14.02
Net investment income (loss)[2]	0.15		0.41	[3]	0.09	0.05	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	0.54		0.77		(0.66)	(0.29)	(3.79)	5.57
Total from investment operations	0.69		1.18		(0.57)	(0.24)	(3.80)	5.61
Less distributions
From net investment income	—		—		(0.17)	(0.05)	(0.52)	(0.31)
From net realized gain	—		—		—	—	(0.32)	—
Total distributions	—		—		(0.17)	(0.05)	(0.84)	(0.31)
Net asset value, end of period	$15.52		$14.83		$13.65	$14.39	$14.68	$19.32
Total return (%)[4]	4.65	[5]	8.64		(4.03)	(1.55)	(20.40)	40.76
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$5		$4	$7	$8	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	[6]	1.02		0.98	0.96	0.96	0.97
Expenses including reductions	1.15	[6]	1.02		0.98	0.96	0.96	0.97
Net investment income (loss)	1.96	[6]	2.80	[3]	0.67	0.33	(0.08)	0.27
Portfolio turnover (%)	14		64		118	93	136	209

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Net Investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.09 and 0.67%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Effective April 21, 2015, the fund is closed to new investors. Class A and Class C shares were offered to all investors. Class B shares are closed to new investors. Class I shares were offered to institutions and certain investors. Class R2 shares were available only to certain retirement plans. Class R6 shares were available only to certain retirement plans, institutions and other investors. Class NAV shares were offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

26

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$2,868,623	—	$2,868,623	—
France	4,821,317	—	4,821,317	—
Germany	1,773,203	—	1,773,203	—
Hong Kong	1,548,899	—	1,548,899	—
Ireland	4,087,693	$2,521,562	1,566,131	—
Japan	8,692,552	—	8,692,552	—
Luxembourg	1,776,808	—	1,776,808	—
Netherlands	6,267,487	—	6,267,487	—
Norway	1,370,476	—	1,370,476	—
Singapore	1,881,804	—	1,881,804	—
Switzerland	9,259,124	—	9,259,124	—
United Kingdom	10,179,559	1,781,795	8,397,764	—
United States	64,098,554	62,615,335	1,480,385	$2,834
Short-term investments	930,349	930,349	—	—
Total investments in securities	$119,556,448	$67,849,041	$51,704,573	$2,834
Other Financial Instruments
Forward foreign currency contracts	$99,348	—	$99,348	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

27

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $247. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2014, the fund had a short-term capital loss carryforward of $23,615,218 and a long-term capital loss carryforward of $191,749,407 available to offset future net realized capital gains. These carryforwards as of October 31, 2014, do not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, derivative transactions, wash sale loss deferrals and investments in passive foreign investment companies.

28

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended April 30, 2015, the fund used forward foreign currency contracts to manage against changes in currency exchange rates. During the six months ended April 30, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $6.1 million to $11.8 million, as measured at each quarter end. The following table summarizes the contracts held at April 30, 2015:

29

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD 7,622,699	EUR 6,706,580	Deutsche Bank AG London	5/12/2015	$91,545	—	$91,545
USD 3,635,123	JPY 433,088,539	Toronto Dominion Bank	5/12/2015	7,803	—	7,803
				$99,348		$99,348

Currency abbreviations
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$99,348	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers and foreign currency transactions*
Foreign currency contracts	Net realized gain (loss) on	$715,021

* Realized gain/loss associated with forward foreign currency contracts is included in this caption of the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*
Foreign currency contracts	Change in unrealized appreciation (depreciation)	($17,162)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

30

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.850% of the first $500 million of the fund's average daily net assets; (b) 0.825% of the next $500 million of the fund's average daily net assets; and (c) 0.800% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class R2 shares of the fund. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expense, to the extent they exceed 1.61%. The waivers and/or reimbursements will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

The Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.55%,2.25% and 1.25%, for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$35,732	Class R2	$4,153
Class B	1,042	Class R6	5,337
Class C	17,360	Class NAV	179
Class I	10,857	Total	$74,660

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other

31

services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $29,617 for the six months ended April 30, 2015. Of this amount, $4,732 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $23,350 was paid as sales commissions to broker-dealers and $1,535 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $94, $15,570 and $997 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$99,331	$39,513	$5,186	$3,168
Class B	51,346	6,123	4,701	1,009
Class C	133,504	15,909	4,585	1,807
Class I	—	8,073	5,265	—
Class R2	320	17	4,088	81
Class R6	—	8	5,197	119

32

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class NAV	—	—	—	—
Total	$284,501	$69,643	$29,022	$6,184

Effective March 1, 2015, state registrations fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to April 30, 2015, state registration fees and printing and postage amounted to $16,249 and $7,756, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	215,171	$3,155,239	521,626	$7,400,881
Repurchased	(794,271)	(11,707,099)	(4,354,902)	(61,540,020)
Net decrease	(579,100)	($8,551,860)	(3,833,276)	($54,139,139)
Class B shares
Sold	567	$8,246	7,154	$98,443
Repurchased	(109,116)	(1,547,372)	(366,726)	(5,035,078)
Net decrease	(108,549)	($1,539,126)	(359,572)	($4,936,635)
Class C shares
Sold	39,048	$554,173	136,922	$1,893,581
Repurchased	(343,271)	(4,869,044)	(1,609,663)	(22,049,318)
Net decrease	(304,223)	($4,314,871)	(1,472,741)	($20,155,737)
Class I shares
Sold	122,090	$1,836,100	966,131	$14,230,255
Repurchased	(265,990)	(3,974,035)	(1,671,537)	(24,255,092)
Net decrease	(143,900)	($2,137,935)	(705,406)	($10,024,837)
Class R2 shares
Sold	15,119	$224,935	2,352	$34,326
Repurchased	(2,681)	(40,264)	(2,948)	(42,169)
Net increase (decrease)	12,438	$184,671	(596)	($7,843)
Class R6 shares
Sold	3	$46	635	$9,265
Repurchased	(612)	(8,997)	(2,020)	(28,120)
Net decrease	(609)	($8,951)	(1,385)	($18,855)
Class NAV shares
Sold	32,978	$496,764	113,483	$1,640,321
Repurchased	(42,924)	(648,170)	(120,677)	(1,737,574)
Net decrease	(9,946)	($151,406)	(7,194)	($97,253)
Total net decrease	(1,133,889)	($16,519,478)	(6,380,170)	($89,380,299)

33

Affiliates of the fund owned 32%, 93% and 100% of shares of beneficial interest of Class R2, Class R6 and Class NAV shares, respectively on April 30, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $16,748,439 and $30,691,531, respectively, for the six months ended April 30, 2015.

Note 8 — Subsequent event

On March 12, 2015, the Board of Trustees of the Trust voted to recommend that the shareholders of the fund approve a reorganization of the fund into John Hancock Global Equity Fund, a series of John Hancock Funds II subject to shareholder approval at the shareholder meeting scheduled on or about July 15, 2015.

34

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

35

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230734	69SA 4/15 6/15

John Hancock

Seaport Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
28	Financial highlights
33	Notes to financial statements
46	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global equities were up

Stock markets around much of the world were up, handily outpacing bonds and cash.

Fund outperformed market, peers

The fund delivered positive results as each of its four investment strategies posted gains.

Developed foreign markets led

Ending a sustained period of relative strength, U.S. equities lagged their developed-market counterparts abroad.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

Common stocks	108.2
Health care	36.9
Information technology	26.0
Financials	22.2
Industrials	11.3
Consumer discretionary	8.7
Consumer staples	1.6
Materials	1.3
Telecommunication services	0.2
Purchased options	0.2
Investments sold short	-50.7
Other assets and liabilities, net	42.3
TOTAL	100.0
As a percentage of net assets.

A note about risks

Leveraging, short positions, a non-diversified portfolio focused in a few sectors, and the use of hedging, derivatives, and other strategic transactions greatly amplify the risk of potential loss and can increase costs. A non-diversified portfolio holds a limited number of securities, making it vulnerable to events affecting a single issuer. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Exchange-traded funds reflect the risks inherent in their underlying securities, including liquidity risk. Fixed income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company LLP

Looking across the global capital markets, what did you find noteworthy during the six months ended April 30, 2015?

After a sustained period of relative strength, U.S. stocks lagged the global equity market as investors appeared to fret over a number of potential headwinds such as stretched valuations, tighter monetary policy, and a stronger U.S. dollar, which can hinder American exports. The U.S. economy weakened during the first calendar quarter of 2015 as gross domestic product unexpectedly declined.

Europe was a bright spot during the period as investors responded favorably to accommodative monetary policy and positive economic data, including encouraging trends in manufacturing and exports. Sentiment improved as the European Central Bank exceeded the market's already high expectations with an announcement calling for more than €1 trillion in stimulus through an open-ended sovereign debt quantitative easing (QE) program, designed to combat record-low inflation and incite economic growth.

Still, not all the news from Europe was good as fears about Greece's future in the European Union resurfaced. The International Monetary Fund signaled it would not permit rescheduling of Greek debt repayments, thus intensifying Greece's financing crunch.

How did the fund perform during the period?

The fund uses a multistrategy approach, with four distinct long/short investment styles: diversified equity, healthcare, financials, and information technology. Led by its healthcare strategy, all four of the fund's distinct underlying strategies contributed to performance for the six months ended April 30, 2015. Combining both long and short equity positions for average net exposure of roughly 57% long, the fund outperformed its reference benchmark, the MSCI World Index.

The long positions' positive contribution to performance was partially offset by the fund's short exposure, which is what we would expect in a generally rising equity market. More specifically, the fund benefited from long exposure to and stock selection within the healthcare, information technology, and financials sectors. Detractors included short exposure to biotechnology and U.S. mid- and small-cap exchange-traded funds.

4

"Europe was a bright spot during the period as investors responded favorably to accommodative monetary policy and positive economic data ..."

Top contributors to performance included long positions in Apple, Inc., Amazon.com, Inc., and DexCom, Inc., a company that develops, manufactures, and distributes continuous glucose monitoring systems for diabetes management. The most significant detractors among the fund's long positions included online retailer zulily, Inc., China-based Internet search provider Baidu, Inc., and Greece's Piraeus Bank SA. We sold zulily prior to the end of the period.

How was the fund's diversified equity strategy positioned as the period closed?

In the diversified equity strategy, we strive to capitalize on our best bottom-up ideas anywhere in the global financial markets. The process is designed to find and buy attractively valued companies with accelerating growth trajectories, while tactically managing macroeconomic risks along the way.

Just as in each of the other three fund strategies, we can dial up the net long exposure to the equity market when, in our view, the fund is likely to be compensated for assuming the additional market risk; conversely, we can pare back net exposure to the market when the risk/reward trade-off appears less favorable, in our judgment.

At the close of the period, the strategy's largest net long exposures were in the information technology, healthcare, consumer discretionary, and industrials sectors.

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	66.7
United Kingdom	4.7
Ireland	4.5
Japan	3.1
China	3.1
Netherlands	2.5
Switzerland	2.5
Canada	2.2
France	1.7
Belgium	1.4
Other countries	7.6
TOTAL	100.0
As a percentage of net assets.

5

"The long positions' contribution to performance was partially offset by the fund's short exposure, which is what we would expect in a generally rising equity market."

What's the mandate for the healthcare strategy within the fund?

The healthcare strategy is designed to invest in companies with innovative solutions to underserved or unmet medical needs. We allocated significant exposure to biopharmaceutical stocks, particularly companies developing immuno-oncology treatments, which essentially attempt to teach the body how to fight its own cancer cells. The strategy also held positions in the medical technology and the healthcare services industries, where we believe certain companies could benefit from the ongoing changes associated with patient protection regulations and the Affordable Care Act.

How was the financials strategy within the fund positioned?

In the fund's financials strategy, the extremely low-interest-rate environment, pervasive regulations, and burdensome capital requirements have created headwinds for financials as a group. Still, an improved economic backdrop and an eventual increase in interest rates could create a potential boost for select firms, a view that informed portfolio positioning at the end of the period. We favored insurance companies that we believe will benefit from an eventual normalization of interest rates. The strategy also held what we viewed as well-capitalized large U.S. banks, particularly those with attractive valuations. Another area of focus included select European financials, which we believe are earlier in the balance sheet mending process than their U.S. counterparts.

TOP 10 HOLDINGS AS OF 4/30/15 (%) (LONG)

Bristol-Myers Squibb Company	2.3
American International Group, Inc.	1.7
Actavis PLC	1.6
Amazon.com, Inc.	1.6
Kennedy Wilson Europe Real Estate PLC	1.5
Mylan NV	1.2
Baidu, Inc., ADR	1.1
Becton, Dickinson and Company	1.1
CoStar Group, Inc.	1.1
Akamai Technologies, Inc.	0.9
TOTAL	14.1
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Finally, what about the information technology strategy?

The remaining fund assets are invested in an information technology strategy, where we favored software and services companies with predictable businesses and the potential for generous margin expansion. While we are cautiously optimistic that demand will remain robust across the technology sector, we were focused on buying stocks where earnings estimates aren't reliant on significant economic improvement, in our view. We reduced net long exposure in the strategy as we trimmed positions in the hardware and semiconductors industries.

MANAGED BY

The Seaport Fund is managed by a 12-person team at Wellington Management.

TOP 10 HOLDINGS AS OF 4/30/15 (%) (SHORT)

iShares NASDAQ Biotechnology ETF	-5.1
iShares Russell 2000 Growth ETF	-4.6
Vanguard FTSE Developed Markets ETF	-4.6
iShares Russell Mid-Cap Growth ETF	-4.2
SPDR S&P Biotech ETF	-3.5
iShares Russell 2000 ETF	-2.8
Health Care Select Sector SPDR Fund	-2.4
SPDR S&P 500 ETF Trust	-2.2
Consumer Staples Select Sector SPDR Fund	-2.0
SPDR S&P Regional Banking ETF	-1.8
TOTAL	-33.2
As a percentage of net assets.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	3.45	1.69	1.30	2.31
Class C2	7.27	5.31	5.24	7.30
Class I3	9.29	5.96	6.81	8.20
Class R6[3]	9.59	6.25	6.89	8.60
Class NAV[3]	9.59	6.25	6.89	8.60
Index†	7.99	9.86	5.38	13.66

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply.. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	3.27	3.97	2.96	2.85	2.83
Net (%)	3.27	3.97	2.96	2.83	2.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-20-13	10,730	10,730	11,366
Class I3	12-20-13	10,820	10,820	11,366
Class R6[3]	12-20-13	10,860	10,860	11,366
Class NAV[3]	12-20-13	10,860	10,860	11,366

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,066.30	$16.70	3.26%
Class C	1,000.00	1,062.40	21.98	4.30%
Class I	1,000.00	1,068.10	17.08	3.33%
Class R6	1,000.00	1,068.90	15.85	3.09%
Class NAV	1,000.00	1,068.90	15.95	3.11%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,008.60	$16.24	3.26%
Class C	1,000.00	1,007.00	21.40	4.30%
Class I	1,000.00	1,008.30	16.58	3.33%
Class R6	1,000.00	1,019.10	15.47	3.09%
Class NAV	1,000.00	1,009.40	15.49	3.11%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 108.2%		$293,014,415
(Cost $260,954,354)
Consumer discretionary 8.7%		23,631,912
Automobiles 0.3%
Tesla Motors, Inc. (I)(L)	3,905	882,725
Hotels, restaurants and leisure 1.4%
Diamond Resorts International, Inc. (I)	77,419	2,478,182
Hilton Worldwide Holdings, Inc. (I)	44,949	1,301,723
Household durables 0.8%
GoPro, Inc., Class A (I)(L)	21,100	1,056,688
Whirlpool Corp.	5,792	1,017,075
Internet and catalog retail 2.6%
Amazon.com, Inc. (I)(L)	10,075	4,249,434
Expedia, Inc. (L)	5,500	518,265
Netflix, Inc. (I)	2,817	1,567,661
TripAdvisor, Inc. (I)(L)	7,895	635,469
Media 2.1%
IMAX Corp. (I)(L)	63,192	2,360,853
Markit, Ltd. (I)	38,100	977,265
Sky PLC	102,934	1,697,169
The Walt Disney Company (L)	2,510	272,887
Time Warner Cable, Inc.	1,820	283,046
Specialty retail 1.1%
Advance Auto Parts, Inc.	14,449	2,066,207
Lowe's Companies, Inc.	14,764	1,016,649
Textiles, apparel and luxury goods 0.4%
Samsonite International SA	342,900	1,250,614
Consumer staples 1.6%		4,251,922
Food and staples retailing 1.0%
Brasil Pharma SA (I)	154,000	37,312
CVS Health Corp. (L)	16,090	1,597,576
Diplomat Pharmacy, Inc. (I)	3,820	136,832
Walgreens Boots Alliance, Inc. (L)	10,250	850,033
Food products 0.5%
Greencore Group PLC	272,268	1,477,484
Personal products 0.1%
Nu Skin Enterprises, Inc., Class A	2,700	152,685
Financials 22.2%		60,250,597
Banks 7.6%
Alior Bank SA (I)	35,198	858,912

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
BankUnited, Inc.	32,100	$1,054,806
BNP Paribas SA	13,517	853,616
Canadian Imperial Bank of Commerce	9,100	730,715
Citigroup, Inc. (L)	32,827	1,750,336
Citizens Financial Group, Inc.	12,900	336,045
Credit Agricole SA	40,334	627,530
Eurobank Ergasias SA (I)	3,975,569	605,202
FinecoBank Banca Fineco SpA	118,020	890,963
First Citizens BancShares, Inc., Class A	3,575	859,216
First Republic Bank (L)	14,000	816,060
HSBC Holdings PLC	106,000	1,058,887
ICICI Bank, Ltd., ADR	48,000	524,640
ING Groep NV (I)	101,382	1,555,356
Israel Discount Bank, Ltd., Class A (I)	410,307	720,792
National Bank of Canada	18,100	731,351
Permanent TSB Group Holdings PLC (I)	51,438	290,470
Piraeus Bank SA (I)	1,180,746	526,965
Shinsei Bank, Ltd.	217,000	444,050
Talmer Bancorp, Inc., Class A (L)	32,376	497,943
The Bank of Nova Scotia	23,300	1,284,831
The PNC Financial Services Group, Inc.	26,382	2,420,011
Zions Bancorporation (L)	40,400	1,144,734
Capital markets 4.6%
American Capital, Ltd. (I)(L)	89,719	1,353,860
Anima Holding SpA (I)(S)	139,742	1,244,204
Banca Generali SpA	18,871	633,353
BlackRock, Inc.	3,914	1,424,461
Fairfax India Holdings Corp. (I)(S)	81,100	979,526
Henderson Group PLC	122,613	523,190
HFF, Inc., Class A	23,966	939,228
Invesco, Ltd.	17,100	708,282
Janus Capital Group, Inc. (L)	36,100	646,190
Julius Baer Group, Ltd. (I)	43,648	2,284,568
Legg Mason, Inc.	10,282	541,347
Moelis & Company, Class A	21,700	586,985
WisdomTree Investments, Inc. (L)	26,100	496,944
Consumer finance 0.3%
American Express Company (L)	1,400	108,430
Springleaf Holdings, Inc. (I)	13,200	660,000
Diversified financial services 1.1%
MarketAxess Holdings, Inc.	6,340	544,289
MSCI, Inc. (L)	24,630	1,507,110
Nomad Holdings, Ltd. (I)	32,670	588,060

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Diversified financial services (continued)
WL Ross Holding Corp. (I)(L)	23,000	$266,570
Insurance 4.8%
Ageas	28,256	1,061,640
AIA Group, Ltd.	115,000	764,805
American International Group, Inc. (L)	83,202	4,683,441
Assured Guaranty, Ltd. (L)	56,300	1,463,237
Aviva PLC	111,673	898,460
Brasil Insurance Participacoes e Administracao SA	13,800	8,473
Delta Lloyd NV	55,434	1,048,319
Principal Financial Group, Inc. (L)	18,600	950,832
Prudential Financial, Inc. (L)	6,200	505,920
The Hartford Financial Services Group, Inc. (L)	21,580	879,817
Tokio Marine Holdings, Inc.	21,700	884,615
Real estate investment trusts 1.9%
American Tower Corp. (L)	6,600	623,898
Grivalia Properties REIC	58,084	461,640
Kennedy Wilson Europe Real Estate PLC	236,003	4,042,397
Real estate management and development 1.6%
Deutsche Annington Immobilien SE	63,109	2,118,261
Forest City Enterprises, Inc., Class A (I)	46,967	1,115,936
Kennedy-Wilson Holdings, Inc. (L)	46,614	1,155,095
Thrifts and mortgage finance 0.3%
EverBank Financial Corp. (L)	51,900	963,783
Health care 36.9%		99,967,850
Biotechnology 10.4%
Actelion, Ltd. (I)	5,250	690,799
Agios Pharmaceuticals, Inc. (I)(L)	6,810	628,835
Alkermes PLC (I)(L)	44,181	2,446,302
Alnylam Pharmaceuticals, Inc. (I)(L)	10,810	1,101,215
Amgen, Inc.	3,430	541,631
Anacor Pharmaceuticals, Inc. (I)(L)	18,827	991,995
Arena Pharmaceuticals, Inc. (I)(L)	148,542	647,643
Avalanche Biotechnologies, Inc. (I)	7,580	241,499
BioCryst Pharmaceuticals, Inc. (I)(L)	65,780	611,096
Biogen, Inc. (I)(L)	2,710	1,013,350
Blueprint Medicines Corp. (I)	800	15,096
Celgene Corp. (I)(L)	15,218	1,644,457
Cellectis SA, ADR (I)	700	23,030
Cepheid, Inc. (I)	4,770	267,597
Dyax Corp. (I)	46,740	1,117,553
Epizyme, Inc. (I)	11,460	186,913
Exelixis, Inc. (I)	42,350	108,840

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Five Prime Therapeutics, Inc. (I)	12,810	$256,969
Foundation Medicine, Inc. (I)	2,966	134,983
Galapagos NV (I)	37,322	1,571,768
Genus PLC	20,341	421,053
Gilead Sciences, Inc. (I)(L)	10,330	1,038,268
Incyte Corp. (I)	10,780	1,047,385
Innate Pharma SA (I)	30,087	526,699
Invitae Corp. (I)	17,800	194,910
Ironwood Pharmaceuticals, Inc. (I)(L)	66,246	904,920
Karyopharm Therapeutics, Inc. (I)	9,390	255,032
Neurocrine Biosciences, Inc. (I)	16,890	575,780
Novavax, Inc. (I)(L)	75,550	584,002
Otonomy, Inc. (I)	8,379	219,865
Portola Pharmaceuticals, Inc. (I)	21,376	762,909
Prothena Corp. PLC (I)(L)	22,000	713,020
PTC Therapeutics, Inc. (I)	13,580	797,825
Regeneron Pharmaceuticals, Inc. (I)(L)	4,905	2,243,841
Regulus Therapeutics, Inc. (I)	48,690	611,060
Seattle Genetics, Inc. (I)	3,240	111,262
Spark Therapeutics, Inc. (I)	6,780	388,291
Synageva BioPharma Corp. (I)	2,760	253,810
TESARO, Inc. (I)	11,150	607,341
Ultragenyx Pharmaceutical, Inc. (I)	17,390	981,318
Vertex Pharmaceuticals, Inc. (I)(L)	6,307	777,527
Health care equipment and supplies 5.9%
AtriCure, Inc. (I)	26,345	579,853
Becton, Dickinson and Company	21,897	3,084,630
Boston Scientific Corp. (I)(L)	32,890	586,100
DexCom, Inc. (I)(L)	27,571	1,862,972
Endologix, Inc. (I)(L)	33,390	519,548
Globus Medical, Inc., Class A (I)	25,855	617,676
HeartWare International, Inc. (I)(L)	19,545	1,479,752
Insulet Corp. (I)(L)	41,965	1,252,655
K2M Group Holdings, Inc. (I)	16,280	342,043
LDR Holding Corp. (I)	9,210	311,759
Medtronic PLC	21,639	1,611,024
Ocular Therapeutix, Inc. (I)	7,660	168,137
Olympus Corp. (I)	4,430	159,524
Quidel Corp. (I)	10,128	235,982
St. Jude Medical, Inc. (L)	11,530	807,677
Stryker Corp. (L)	7,320	675,197
Teleflex, Inc.	4,557	560,329
Varian Medical Systems, Inc. (I)(L)	8,440	749,894

SEE NOTES TO FINANCIAL STATEMENTS15

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Zimmer Holdings, Inc.	2,896	$318,097
Health care providers and services 6.4%
Acadia Healthcare Company, Inc. (I)(L)	27,710	1,898,135
Accretive Health, Inc. (I)(L)	39,220	220,416
Aetna, Inc. (L)	14,240	1,521,829
Al Noor Hospitals Group PLC	35,080	483,170
Anthem, Inc. (L)	4,830	728,992
Cardinal Health, Inc. (L)	10,730	904,968
Cigna Corp.	10,390	1,295,010
Envision Healthcare Holdings, Inc. (I)(L)	57,740	2,191,810
HCA Holdings, Inc. (I)	17,360	1,284,814
IHH Healthcare BHD	95,100	157,863
McKesson Corp. (L)	6,990	1,561,566
MEDNAX, Inc. (I)	4,320	305,770
NMC Health PLC	51,499	600,730
Phoenix Healthcare Group Company, Ltd.	112,070	231,259
Qualicorp SA (I)	19,250	158,449
Siloam International Hospitals Tbk PT (I)	125,300	137,038
Spire Healthcare Group PLC (I)(S)	39,500	193,451
Team Health Holdings, Inc. (I)(L)	5,020	299,041
UnitedHealth Group, Inc. (L)	14,170	1,578,538
Universal Health Services, Inc., Class B (L)	9,860	1,153,127
WellCare Health Plans, Inc. (I)(L)	6,850	530,396
Health care technology 1.5%
Allscripts Healthcare Solutions, Inc. (I)	17,910	238,203
athenahealth, Inc. (I)	6,830	837,768
Castlight Health, Inc., B Shares (I)	6,600	49,698
Cerner Corp. (I)	8,600	617,566
IMS Health Holdings, Inc. (I)(L)	30,135	831,425
Veeva Systems, Inc., Class A (I)(L)	51,643	1,371,122
Life sciences tools and services 1.7%
Agilent Technologies, Inc. (L)	8,210	339,648
Bio-Techne Corp. (L)	7,510	720,660
MorphoSys AG (I)	6,026	433,548
PRA Health Sciences, Inc. (I)	11,810	336,349
Quintiles Transnational Holdings, Inc. (I)	3,140	206,863
Tecan Group AG	5,077	674,735
Thermo Fisher Scientific, Inc.	3,370	423,542
VWR Corp. (I)	13,690	363,333
WuXi PharmaTech Cayman, Inc., ADR (I)(L)	27,380	1,181,995
Pharmaceuticals 11.0%
Actavis PLC (I)	15,706	4,442,599

16SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Aerie Pharmaceuticals, Inc. (I)	20,086	$193,629
Almirall SA	33,696	635,326
AstraZeneca PLC	30,115	2,066,690
Bristol-Myers Squibb Company (L)	96,482	6,148,798
Daiichi Sankyo Company, Ltd.	22,390	388,885
Eisai Company, Ltd.	23,600	1,573,114
Eli Lilly & Company	10,110	726,606
Hikma Pharmaceuticals PLC	8,593	268,722
Kyowa Hakko Kirin Company, Ltd.	21,300	311,805
Merck & Company, Inc.	10,610	631,932
Mylan NV (I)	44,930	3,246,642
Novartis AG	6,380	651,220
Ono Pharmaceutical Company, Ltd.	17,760	1,924,813
Relypsa, Inc. (I)(L)	18,060	522,476
Roche Holding AG	1,740	497,910
Sanofi	5,726	582,852
Shionogi & Company, Ltd.	34,560	1,139,259
Tetraphase Pharmaceuticals, Inc. (I)	25,550	901,404
Teva Pharmaceutical Industries, Ltd., ADR	9,355	565,229
The Medicines Company (I)(L)	26,275	672,903
UCB SA	15,289	1,101,310
XenoPort, Inc. (I)	89,437	530,361
Industrials 11.3%		30,458,354
Aerospace and defense 0.8%
DigitalGlobe, Inc. (I)(L)	65,533	2,108,197
Commercial services and supplies 0.6%
Atento SA (I)	47,400	620,940
Edenred	33,785	905,754
West Corp. (L)	6,270	194,057
Construction and engineering 0.7%
AECOM (I)(L)	56,429	1,780,899
Electrical equipment 1.2%
Acuity Brands, Inc.	11,948	1,994,719
Generac Holdings, Inc. (I)	30,422	1,268,293
Industrial conglomerates 0.7%
Danaher Corp. (L)	22,832	1,869,484
Marine 0.6%
Irish Continental Group PLC	344,450	1,541,683
Professional services 3.8%
Equifax, Inc. (L)	15,900	1,541,187
Experian PLC	53,520	955,882

SEE NOTES TO FINANCIAL STATEMENTS17

	Shares	Value
Industrials (continued)
Professional services (continued)
FTI Consulting, Inc. (I)(L)	10,100	$415,211
Huron Consulting Group, Inc. (I)(L)	27,145	1,645,530
ManpowerGroup, Inc. (L)	13,500	1,151,955
Nielsen NV	5,300	238,182
Robert Half International, Inc. (L)	14,250	790,163
SThree PLC	142,793	817,113
TriNet Group, Inc. (I)(L)	32,767	1,147,500
Verisk Analytics, Inc., Class A (I)(L)	10,465	785,294
WageWorks, Inc. (I)(L)	15,425	777,420
Road and rail 1.7%
DSV A/S	57,444	1,992,713
Landstar System, Inc.	25,660	1,598,875
Swift Transportation Company (I)	45,887	1,110,465
Trading companies and distributors 1.2%
AerCap Holdings NV (I)(L)	50,361	2,350,851
HD Supply Holdings, Inc. (I)(L)	25,939	855,987
Information technology 26.0%		70,513,227
Communications equipment 1.6%
Arista Networks, Inc. (I)(L)	9,705	621,217
Ciena Corp. (I)(L)	45,285	964,571
Cisco Systems, Inc. (L)	54,000	1,556,820
F5 Networks, Inc. (I)(L)	3,460	422,189
Radware, Ltd., ADR (I)(L)	17,900	423,693
Sonus Networks, Inc. (I)	44,485	352,321
Electronic equipment, instruments and components 1.2%
Largan Precision Company, Ltd.	14,000	1,402,884
TE Connectivity, Ltd.	29,384	1,955,505
Internet software and services 7.7%
Akamai Technologies, Inc. (I)(L)	34,355	2,534,712
Alibaba Group Holding, Ltd., ADR (I)(L)	28,336	2,303,433
Apigee Corp. (I)	2,900	41,963
Baidu, Inc., ADR (I)(L)	15,415	3,087,316
Benefitfocus, Inc. (I)(L)	11,000	380,050
CoStar Group, Inc. (I)(L)	14,212	2,905,359
Dealertrack Technologies, Inc. (I)(L)	4,200	165,102
eBay, Inc. (I)	11,050	643,773
Everyday Health, Inc. (I)	10,500	128,730
Google, Inc., Class A (I)(L)	815	447,248
Google, Inc., Class C (I)(L)	4,572	2,456,457
GrubHub, Inc. (I)	1,500	61,755
HomeAway, Inc. (I)(L)	25,115	701,964
Marketo, Inc. (I)	11,500	327,175

18SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Qihoo 360 Technology Company, Ltd., ADR (I)(L)	7,100	$428,130
Tencent Holdings, Ltd.	57,800	1,192,927
Twitter, Inc. (I)	2,300	89,608
VeriSign, Inc. (I)(L)	7,930	503,634
WebMD Health Corp. (I)	7,200	317,880
Xoom Corp. (I)(L)	26,200	462,954
Yelp, Inc. (I)	11,795	464,605
Zillow Group, Inc., Class A (I)	13,169	1,285,821
IT services 7.6%
Accenture PLC, Class A (L)	19,145	1,773,784
Alliance Data Systems Corp. (I)(L)	3,190	948,419
Automatic Data Processing, Inc. (L)	15,630	1,321,360
Cardtronics, Inc. (I)(L)	28,345	1,069,457
Cognizant Technology Solutions Corp., Class A (I)(L)	16,215	949,226
EPAM Systems, Inc. (I)(L)	7,950	514,445
EVERTEC, Inc. (L)	36,765	762,138
ExlService Holdings, Inc. (I)(L)	70,895	2,440,915
Gartner, Inc. (I)(L)	3,240	268,855
Genpact, Ltd. (I)(L)	115,485	2,524,502
Global Payments, Inc. (L)	9,855	988,259
Heartland Payment Systems, Inc. (L)	34,275	1,744,598
Vantiv, Inc., Class A (I)(L)	26,815	1,048,467
VeriFone Systems, Inc. (I)(L)	30,000	1,073,100
Visa, Inc., Class A (L)	17,400	1,149,270
WEX, Inc. (I)(L)	17,700	1,994,967
Semiconductors and semiconductor equipment 3.0%
Applied Materials, Inc. (L)	43,000	850,970
Applied Micro Circuits Corp. (I)(L)	31,840	170,981
Cypress Semiconductor Corp. (I)(L)	36,600	487,512
First Solar, Inc. (I)(L)	4,800	286,416
Freescale Semiconductor, Ltd. (I)	9,400	367,446
Intel Corp. (L)	16,900	550,095
NXP Semiconductors NV (I)	15,376	1,477,941
Sino-American Silicon Products, Inc. (I)	166,000	244,202
Sumco Corp.	113,000	1,704,964
SunEdison Semiconductor, Ltd. (I)	18,900	422,037
SunEdison, Inc. (I)(L)	55,393	1,402,551
Software 3.5%
Activision Blizzard, Inc.	11,910	271,727
Adobe Systems, Inc. (I)(L)	4,940	375,736
Fleetmatics Group PLC (I)	28,600	1,303,588
Guidewire Software, Inc. (I)(L)	2,550	127,373
HubSpot, Inc. (I)	6,400	247,744

SEE NOTES TO FINANCIAL STATEMENTS19

	Shares	Value
Information technology (continued)
Software (continued)
Intuit, Inc. (L)	10,235	$1,026,878
Microsoft Corp. (L)	19,150	931,456
Red Hat, Inc. (I)(L)	5,355	403,017
Salesforce.com, Inc. (I)(L)	9,495	691,426
UBISOFT Entertainment (I)	61,625	1,136,350
Verint Systems, Inc. (I)(L)	13,295	816,712
Workday, Inc., Class A (I)	24,096	2,197,796
Zendesk, Inc. (I)	1,500	34,590
Technology hardware, storage and peripherals 1.4%
Apple, Inc. (L)	18,180	2,275,227
Hewlett-Packard Company (L)	6,800	224,196
Nimble Storage, Inc. (I)(L)	35,100	858,546
Western Digital Corp. (L)	4,340	424,192
Materials 1.3%		3,460,886
Chemicals 1.0%
Monsanto Company	3,060	348,718
Platform Specialty Products Corp. (I)(L)	83,720	2,255,417
Paper and forest products 0.3%
KapStone Paper and Packaging Corp. (L)	30,653	856,751
Telecommunication services 0.2%		441,256
Diversified telecommunication services 0.2%
Koninklijke KPN NV	119,009	441,256
Utilities 0.0%		38,411
Independent power and renewable electricity producers 0.0%
Malakoff Corp. BHD (I)	76,000	38,411
Warrants 0.0%		$64,680
(Cost $249)
Nomad Holdings, Ltd. (Expiration Date: 4-10-17; Strike Price: $11.50) (I)	24,900	64,680
	Shares/Par	Value
Purchased options 0.2%		$691,878
(Cost $1,046,352)
Call options 0.0%		900
Exchange Traded on S&P 500 Index (Expiration Date: 5-15-15; Strike Price: $2,150.00) (I)	1,200	900
Put options 0.2%		690,978
Exchange Traded on CBOE SPX Volatility Index (Expiration Date: 6-17-15; Strike Price: $13.00) (I)	170,000	21,250
Exchange Traded on Financial Select Sector SPDR Fund FLEX Options (Expiration Date: 6-17-15; Strike Price: $21.90) (I)	346,200	23,039

20SEE NOTES TO FINANCIAL STATEMENTS

	Shares/Par	Value
Put options (continued)
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 1-15-16; Strike Price: $112.00) (I)	42,800	$235,614
Exchange Traded on iShares Russell 2000 ETF FLEX Options (Expiration Date: 9-18-15; Strike Price: $111.00) (I)	43,000	129,701
Exchange Traded on S&P 500 Index (Expiration Date: 9-18-15; Strike Price: $1,875.00) (I)	7,800	226,200
Over the Counter on Euro STOXX 50 Index (Expiration Date: 6-19-15; Strike Price: $2,950.00; Counterparty: Goldman Sachs & Company) (I)	820	1,611
Over the Counter on iShares Russell 2000 ETF (Expiration Date: 6-19-15; Strike Price: $107.95; Counterparty: JPMorgan Clearing Corp.) (I)	43,786	25,091
Over the Counter on KOSPI 200 Index (Expiration Date: 9-10-15; Strike Price: KRW 232.83; Counterparty: JPMorgan Chase Bank) (I)	23,755,153	15,006
Over the Counter on S&P 500 Index Contingent Interest Payment (Expiration Date: 12-17-15; Strike Price: $1,832.08; Counterparty: JPMorgan Clearing Corp.) (I)	1,676	0
Over the Counter on the EUR vs. USD (Expiration Date: 6-30-15; Strike Price: EUR 1.05; Counterparty: Goldman Sachs International) (I)	4,392,794	13,466
Total investments (Cost $262,000,955)† 108.4%		$293,770,973
Other assets and liabilities, net (8.4%)*		($22,879,570)
Total net assets 100.0%		$270,891,403
	Shares	Value
Investments sold short (50.7%)
(Proceeds received $128,401,550)
Exchange-traded funds
Alerian MLP ETF	(11,600)	($199,520)
Consumer Staples Select Sector SPDR Fund	(110,190)	(5,329,890)
Financial Select Sector SPDR Fund	(173,002)	(4,174,538)
Health Care Select Sector SPDR Fund	(88,820)	(6,366,618)
Industrial Select Sector SPDR Fund	(72,231)	(4,018,211)
iShares Core S&P Small-Cap ETF	(34,100)	(3,932,071)
iShares Global Utilities ETF	(19,470)	(921,515)
iShares iBoxx Investment Grade Corporate Bond ETF	(19,070)	(2,287,256)
iShares MSCI Brazil Capped ETF	(27,206)	(985,129)
iShares MSCI Emerging Markets ETF	(44,905)	(1,925,526)
iShares MSCI Sweden ETF	(31,050)	(1,056,321)
iShares MSCI Taiwan ETF	(135,940)	(2,234,854)
iShares NASDAQ Biotechnology ETF	(41,690)	(13,910,285)
iShares North American Tech ETF	(5,300)	(559,839)
iShares North American Tech-Software ETF	(29,715)	(2,963,774)
iShares PHLX Semiconductor ETF	(36,845)	(3,419,584)

SEE NOTES TO FINANCIAL STATEMENTS21

	Shares	Value
Exchange-traded funds
iShares Russell 2000 ETF	(63,611)	($7,707,109)
iShares Russell 2000 Growth ETF	(84,775)	(12,466,164)
iShares Russell Mid-Cap Growth ETF	(116,707)	(11,349,756)
iShares S&P Small-Cap 600 Growth ETF	(6,890)	(870,827)
iShares US Consumer Goods ETF	(8,385)	(882,018)
iShares US Medical Devices ETF	(1,090)	(127,421)
iShares US Technology ETF	(24,800)	(2,660,296)
iShares US Telecommunications ETF	(34,500)	(1,060,875)
Market Vectors Oil Service ETF	(11,659)	(455,167)
PowerShares Dynamic Retail Portfolio	(37,750)	(1,449,600)
PowerShares NASDAQ Internet Portfolio (I)	(7,500)	(542,700)
PowerShares QQQ Trust Series 1	(15,910)	(1,712,393)
PureFunds ISE Cyber Security ETF (I)	(46,830)	(1,391,319)
SPDR S&P 500 ETF Trust	(28,735)	(5,991,822)
SPDR S&P Biotech ETF	(46,220)	(9,536,573)
SPDR S&P Pharmaceuticals ETF	(23,710)	(2,780,472)
SPDR S&P Regional Banking ETF	(119,821)	(4,925,841)
SPDR S&P Transportation ETF	(7,865)	(800,028)
Vanguard Consumer Staples ETF	(10,540)	(1,323,455)
Vanguard FTSE Developed Markets ETF	(301,216)	(12,461,306)
Vanguard FTSE Emerging Markets ETF	(34,040)	(1,493,335)
Vanguard FTSE Europe ETF	(7,180)	(405,814)
Vanguard Small-Cap Growth ETF	(4,085)	(534,400)
Total Investments sold short (Proceeds received $128,401,550)		($137,213,622)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Currency Abbreviations
EUR	Euro
KRW	Korean Won
USD	U.S. Dollar
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
(I)	Non-income producing security.
(L)	A portion of this security is segregated at the custodian as collateral for securities sold short. At 4-30-15, the value segregated was $87,309,451.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Includes investments sold short.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $263,943,639. Net unrealized appreciation aggregated $29,827,334, of which $38,453,345 related to appreciated investment securities and $8,626,011 related to depreciated investment securities.

22SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $262,000,955)	$293,770,973
Cash	10,237,263
Foreign currency, at value (Cost $32,373)	32,915
Cash held at broker for futures contracts	28,800
Cash segregated at custodian for options	700,497
Cash collateral at broker for short sales	105,140,177
Receivable for investments sold	2,353,165
Receivable for fund shares sold	650,062
Receivable for forward foreign currency exchange contracts	40,430
Dividends receivable	225,517
Swap contracts, at value (including net unamortized upfront payment of $7,515)	10,584
Receivable for futures variation margin	11,440
Other receivables and prepaid expenses	42,257
Total assets	413,244,080
Liabilities
Investments sold short, at value (proceeds received $128,401,550)	137,213,622
Payable for investments purchased	4,381,957
Payable for forward foreign currency exchange contracts	294,945
Written options, at value (premium received $292,552)	216,810
Payable for broker fees and expenses on investments sold short	152,792
Payable to affiliates
Transfer agent fees	3,881
Other liabilities and accrued expenses	88,670
Total liabilities	142,352,677
Net assets	$270,891,403
Net assets consist of
Paid-in capital	$248,644,412
Accumulated net investment loss	(2,462,896)
Accumulated net realized gain (loss) on investments, investments sold short, futures contracts, options written, foreign currency transactions and swap agreements	1,936,729
Net unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	22,773,158
Net assets	$270,891,403

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,273,667 ÷ 118,254 shares)[1]	$10.77
Class C ($708,943 ÷ 66,078 shares)[1]	$10.73
Class I ($20,648,709 ÷ 1,908,251 shares)	$10.82
Class R6 ($108,560 ÷ 10,000 shares)	$10.86
Class NAV ($248,151,524 ÷ 22,855,854 shares)	$10.86
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.34

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$1,580,459
Interest	11,406
Less foreign taxes withheld	(30,248)
Total investment income	1,561,617
Expenses
Investment management fees	1,910,078
Dividends on investment sold short	1,062,689
Broker fees and expenses on short sales	830,384
Distribution and service fees	4,990
Accounting and legal services fees	12,510
Transfer agent fees	11,095
Trustees' fees	1,536
State registration fees	38,909
Printing and postage	2,458
Professional fees	54,239
Custodian fees	44,706
Registration and filing fees	32,941
Other	3,665
Total expenses	4,010,200
Less expense reductions	(29,851)
Net expenses	3,980,349
Net investment loss	(2,418,732)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	9,727,661
Securities sold short	(2,777,155)
Futures contracts	(23,788)
Written options	381,354
Swap contracts	(203,693)
7,104,379
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	15,592,945
Securities sold short	(3,275,091)
Futures contracts	10,812
Written options	(69,745)
Swap contracts	111,605
12,370,526
Net realized and unrealized gain	19,474,905
Increase in net assets from operations	$17,056,173

SEE NOTES TO FINANCIAL STATEMENTS25

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14[1]
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($2,418,732)	($2,875,891)
Net realized gain (loss)	7,104,379	(5,104,710)
Change in net unrealized appreciation (depreciation)	12,370,526	10,402,632
Increase in net assets resulting from operations	17,056,173	2,422,031
From fund share transactions	34,663,163	216,750,036
Total increase	51,719,336	219,172,067
Net assets
Beginning of period	219,172,067	—
End of period	$270,891,403	$219,172,067
Accumulated net investment loss	($2,462,896)	($44,164)

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-15 (unaudited)

Net increase in net assets from operations	$17,056,173
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(133,682,473)
Long-term investments sold	113,599,003
Purchase to cover short sales	(119,117,898)
Proceeds from short sales	122,028,886
Increase in short-term investments	(240,102)
Increase in foreign currency	(32,781)
Decrease in cash held at broker for futures contracts	540
Increase in cash segregated at custodian for options	(700,497)
Decrease in receivable for investments sold	4,255,860
Decrease in unrealized appreciation/depreciation of forward foreign currency exchange contracts	292,966
Increase in dividends receivable	(103,127)
Increase in unrealized appreciation/depreciation of swap contracts	(172,159)
Increase in receivable for futures variation margin	(11,440)
Decrease in receivable due from advisor	16,406
Decrease in other assets	24,691
Increase in cash held at broker for investments sold short	(13,671,235)
Decrease in cash segregated at custodian for options	481,179
Decrease in payable for investments purchased	(2,636,997)
Increase in payable for written options	150,214
Decrease in payable for futures variation margin	(9,772)
Decrease in payable to affiliates	(3,399)
Decrease in other liabilities and accrued expenses	(29,008)
Decrease in dividends payable for securities sold short	(37,786)
Net change in unrealized (appreciation) depreciation on investments	(15,876,733)
Net change in unrealized (appreciation) depreciation on investments sold short	3,275,091
Net realized gain on investments	(8,579,961)
Net realized loss on investments sold short	2,777,155
Net cash used in operating activities	($30,947,204)
Cash flows from financing activities
Increase in payable for broker fees and expenses on investments sold short	$49,758
Fund shares sold	62,506,809
Fund shares repurchased	(27,843,646)
Increase in receivable for fund shares sold	(624,675)
Decrease in payable for fund shares repurchased	(33,542)
Net cash provided by financing activities	$34,054,704
Net increase in cash	$3,107,500
Cash at beginning of period	$7,129,763
Cash at end of period	$10,237,263

SEE NOTES TO FINANCIAL STATEMENTS27

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.10		$10.00
Net investment loss[3]	(0.14)		(0.21)
Net realized and unrealized gain on investments	0.81		0.31
Total from investment operations	0.67		0.10
Net asset value, end of period	$10.77		$10.10
Total return (%)[4,5]	6.63	[6]	1.00	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$5
Ratios (as a percentage of average net assets):
Expenses before reductions	3.99	[7]	4.29	[7]
Expenses including reductions	3.26	[7]	3.44	[7]
Net investment loss	(2.71	) [7]	(2.51	) [7]
Portfolio turnover (%)	158		375

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

28SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.10		$9.86
Net investment loss[3]	(0.16)		(0.15)
Net realized and unrealized gain on investments	0.79		0.39
Total from investment operations	0.63		0.24
Net asset value, end of period	$10.73		$10.10
Total return (%)[4,5]	6.24	[6]	2.43	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	7.25	[8]	10.15	[8]
Expenses including reductions	4.30	[8]	4.12	[8]
Net investment loss	(3.03	) [8]	(3.31	) [8]
Portfolio turnover (%)	158		375	[9]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class C shares is 5-16-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS29

Class I Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.13		$10.00
Net investment loss[3]	(0.11)		(0.19)
Net realized and unrealized gain (loss) on investments	0.80		0.32
Total from investment operations	0.69		0.13
Net asset value, end of period	$10.82		$10.13
Total return (%)[4]	6.81	[5]	1.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$21		$18
Ratios (as a percentage of average net assets):
Expenses before reductions	3.34	[6]	3.16	[6]
Expenses including reductions	3.33	[6]	3.03	[6]
Net investment loss	(2.09	) [6]	(2.20	) [6]
Portfolio turnover (%)	158		375

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

30SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.16		$10.00
Net investment loss[3]	(0.06)		(0.17)
Net realized and unrealized gain on investments	0.76		0.33
Total from investment operations	0.70		0.16
Net asset value, end of period	$10.86		$10.16
Total return (%)[4]	6.89	[5]	1.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.31	[7]	22.57	[7]
Expenses including reductions	3.09	[7]	2.84	[7]
Net investment loss	(1.22	) [7]	(1.90	) [7]
Portfolio turnover (%)	158		375

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS31

Class NAV Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.16		$10.00
Net investment loss[3]	(0.14)		(0.17)
Net realized and unrealized gain on investments	0.84		0.33
Total from investment operations	0.70		0.16
Net asset value, end of period	$10.86		$10.16
Total return (%)[4]	6.89	[5]	1.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$248		$196
Ratios (as a percentage of average net assets):
Expenses before reductions	3.11	[6]	2.87	[6]
Expenses including reductions	3.11	[6]	2.85	[6]
Net investment loss	(2.71	) [6]	(1.91	) [6]
Portfolio turnover (%)	158		375

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

32SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Seaport Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds sold short, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the

33

inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$23,631,912	$20,684,129	$2,947,783	—
Consumer staples	4,251,922	2,774,438	1,477,484	—
Financials	60,250,597	35,264,342	24,398,195	$588,060
Health care	99,967,850	82,544,307	17,423,543	—
Industrials	30,458,354	24,245,209	6,213,145	—
Information technology	70,513,227	64,831,900	5,681,327	—
Materials	3,460,886	3,460,886	—	—
Telecommunication services	441,256	—	441,256	—
Utilities	38,411	—	38,411	—
Warrants	64,680	—	64,680	—
Purchased options	691,878	485,575	206,303	—
Total investments in securities	$293,770,973	$234,290,786	$58,892,127	$588,060
Investments sold short and other financial instruments:
Exchange-traded funds	($137,213,622)	($137,213,622)	—	—
Futures	($6,048)	($6,048)	—	—
Forward foreign currency contracts	($254,515)	—	($254,515)	—
Written options	($216,810)	($178,172)	($38,638)
Credit default swaps	$10,584	—	$10,584	—

Securities sold short. The fund may sell securities short or maintain a short position in anticipation of the decline in the market value of that security (a short sale), including securities that the fund does not own. To complete the short sale, the fund must borrow the security to make delivery to the buyer. The fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. At April 30, 2015, the fund paid $1,062,689 in dividends on short sales, as shown in the Statement of operations.

The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price of the security at replacement may differ from the price at which the security was sold. The fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the fund replaces the borrowed security. This loss may be unlimited. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

The fund has an agreement with a prime broker in order to execute its short sales strategy. The usage of a prime broker involves counterparty risk, including the risk that a prime broker may default on its obligation and that the fund may lose its collateral deposit or short sale proceeds. The fund incurs expenses as a result of executing the short sale strategy and the

34

maintenance of any margin, as required by the prime brokerage agreement. At April 30, 2015, the fund incurred broker fees and expenses on short sales in the amount of $830,384, as shown in the Statement of operations.

Dividends on investments sold short and broker fees and expenses on short sales incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 1.49% of the fund's average daily net assets.

The proceeds of the short sale may be retained by the broker to meet margin requirements or the fund may reinvest short sale proceeds. Because the fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The fund is required to segregate cash or securities with its custodian, so that the amount segregated plus the amount retained by the broker is at least equal to the current value of the securities sold short. At April 30, 2015, the fund had cash collateral held at the broker for securities sold short in the amount of $105,140,177, as shown in the Statement of assets and liabilities. In addition, at April 30, 2015, the fund had segregated securities at the custodian with market value of $87,309,451 as shown in the Fund's investments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015, were $276. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2014, the fund had a short-term capital loss carryforward of $2,827,201 and a long-term capital loss carryforward of $483,073 available to offset future net realized capital gains. These carryforwards as of October 31, 2014, do not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, derivative transactions and wash sale loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash held at broker for securities sold short.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

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Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2015, the fund used futures contracts to manage against anticipated changes in securities markets. During the six months ended April 30, 2015, the fund held futures contracts with notional values ranging

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from $662,600 to $850,193, as measured at each quarter end. The following table summarizes the contracts held at April 30, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
NASDAQ 100 Index E-Mini Futures	8	Short	Jun 2015	($699,272)	($705,320)	($6,048)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended April 30, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the six months ended April 30, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.7 million to $12.4 million, as measured at each quarter end. The following table summarizes the contracts held at April 30, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	442,000	USD	470,380	JPMorgan Chase Bank N.A.	6/17/2015	$26,197	—	$26,197
JPY	84,600,000	USD	707,383	Morgan Stanley and Company International PLC	5/29/2015	1,292	—	1,292
USD	6,464,009	EUR	5,950,000	Deutsche Bank AG London	5/29/2015	—	($219,018)	(219,018)
USD	497,526	EUR	468,000	National Australia Bank Limited	6/17/2015	—	(28,262)	(28,262)
USD	494,987	EUR	467,000	Royal Bank of Scotland PLC	6/17/2015	—	(29,677)	(29,677)
USD	841,462	GBP	560,000	Goldman Sachs International	5/29/2015	—	(17,988)	(17,988)
USD	748,655	JPY	87,842,000	JPMorgan Chase Bank N.A.	5/11/2015	12,941	—	12,941
						$40,430	($294,945)	($254,515)

Currency abbreviations
EUR	Euro
JPY	Japanese Yen
GBP	British Pound
USD	U.S. Dollar

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Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended April 30, 2015, the fund used purchased options to manage against anticipated changes in securities markets, gain exposure to certain securities markets, as a substitute for securities purchased and manage against anticipated currency exchange rates. During the six months ended April 30, 2015, the fund held purchased options with market values ranging from $483,767 to $691,878, as measured at each quarter end.

During the six months ended April 30, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. The following tables summarize the fund's written options activities during the six months ended April 30, 2015 and the contracts held at April 30, 2015:

	Number of contracts / notional	Premiums received
Outstanding, beginning of period	2,390	$212,083
Options written	1,585,767	539,002
Option closed	(1,286)	(288,365)
Options exercised	—	—
Options expired	(1,537,616)	(170,168)
Outstanding, end of period	49,255	$292,552

Options on Securities

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
NXP Semiconductors NV	115.00	Jul 2015	91	$25,434	($7,280)
Sun Edison, Inc.	29.00	Jul 2015	402	32,533	(32,160)
Puts
Dreamworks Animation SKG, Inc.	20.00	May 2015	578	17,895	(5,780)
iShares Russell 2000 ETF	94.00	Jan 2016	428	65,465	(83,032)
			1,499	$141,327	($128,252)

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Index Options

Name of issuer	Exercise price	Expiration date		Number of contracts	Premium	Value
Puts
iShares Russell 2000 ETF FLEX	92.00	Sep 2015	USD	430	$38,252	($32,586)
iShares Russell 2000 Index	89.955	Jun 2015	USD	43,786	21,350	($3,644)
S&P 500 Index	1,575.00	Sep 2015	USD	78	60,603	($49,920)
Select Sector SPDR - Financial FLEX	18.25	Jun 2015	USD	3,462	31,020	($2,408)
				47,756	$151,225	($88,558)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

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During the six months ended April 30, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. During the six months ended April 30, 2015, the fund held credit default swap contracts with total USD notional amounts ranging from $105,000 to $863,400, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of April 30, 2015 as a Buyer of protection:

Counterparty	Reference obligation	USD notional amount	(Pay) / received fixed rate	Maturity date	Unamortized upfront payment	Unrealized appreciation (depreciation)	Market value
JPMorgan Chase	ITRAXX-CEEMEACORPS21	$105,000	(1.000)%	Jun 2019	$7,515	$3,069	$10,584

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity contracts	Investments, at value*	Purchased options	$678,412	—
Foreign exchange contracts	Investments, at value*	Purchased options	13,466	—
Equity contracts	Receivable/payable for futures	Futures†	—	($6,048)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	40,430	(294,945)
Equity contracts	Written options, at value	Written options	—	(216,810)
Credit contracts	Swap contracts, at value	Credit default swaps	10,584
			$742,892	($517,803)

*Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Investments (Purchased options)	Written options	Swap contracts	Total
Interest rate contracts	($5,451)	—	—	—	$1,654	($3,797)
Equity contracts	(18,337)	—	($1,163,630)	$310,574	(217,714)	(1,089,107)
Foreign exchange contracts	—	$1,195,630	1,123,208	70,780	—	2,389,618
Credit contracts	—	—	—	—	12,367	12,367
Total	($23,788)	$1,195,630	($40,422)	$381,354	($203,693)	$1,309,081

*Realized gain/loss associated with forward foreign currency contracts is included in this caption of the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Investments (Purchased options)	Written options	Swap contracts	Total
Interest rate contracts	$2,652	—	—	—	$1,522,413	$1,525,065
Equity contracts	8,160	—	$162,032	($69,745)	(1,437,146)	(1,336,699)
Foreign exchange contracts	—	($292,966)	(151,603)	—	—	(444,569)
Credit contracts	—	—	—	—	26,338	26,338
Total	$10,812	($292,966)	$10,429	($69,745)	$111,605	($229,865)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal to the sum of 1.50% of the fund's average daily net assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class C shares of the fund to the extent they exceed 1.25% of the fund's average net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class A and Class I shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and

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postage, as applicable, to the extent they exceeded 0.55% and 0.25%, respectively, of the average annual net assets of the Class, on an annualized basis.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.25% of average annual net assets, on an annualized basis. Expenses means all the expense of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and services fees, borrowing costs, prime brokerage fees, acquired fund fees and expense paid indirectly, and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the advisor on notice to the fund. Prior to March 1, 2015, this waiver excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

The expense reductions described above for the six months ended April 30, 2015, amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,633	Class R6	$6,876
Class C	6,750	Class NAV	8,875
Class I	717	Total	$29,851

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015, were equivalent to a net annual effective rate of 1.48% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the for the six months ended April 30, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,154 for the six months ended April 30, 2015. Of this amount, $508 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,646 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, there were no CDSCs received by the Distributor for Class A or Class C shares.

43

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$2,708	$1,002	$6,967	$638
Class C	2,282	275	6,879	42
Class I	—	9,810	7,517	928
Class R6	—	8	6,805	60
Total	$4,990	$11,095	$28,168	$1,668

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to April 30, 2015, state registration and printing and postage amounted to $10,741 and $790, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the period ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	37,895	$401,688	559,175	$5,582,794
Repurchased	(437,038)	(4,468,172)	(41,778)	(418,794)
Net increase (decrease)	(399,143)	($4,066,484)	517,397	$5,164,000
Class C shares[2]
Sold	27,150	$289,213	38,936	$389,719
Repurchased	—	—	(8)	(76)
Net increase	27,150	$289,213	38,928	$389,643

44

		Six months ended 4-30-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class I shares
Sold	639,444	$6,744,109	1,814,975	$18,367,456
Repurchased	(495,086)	(5,181,041)	(51,082)	(512,682)
Net increase	144,358	$1,563,068	1,763,893	$17,854,774
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	5,334,442	$55,071,799	20,318,174	$203,810,861
Repurchased	(1,731,325)	(18,194,433)	(1,065,437)	(10,569,242)
Net increase	3,603,117	$36,877,366	19,252,737	$193,241,619
Total net increase	3,375,482	$34,663,163	21,582,955	$216,750,036

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 8%, 15%, 1%, 100% and 100%, respectively, of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV, respectively, on April 30, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $252,800,371 and $235,627,889, respectively, for the six months ended April 30, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2015, the following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Alternative Asset Allocation Portfolio	39.2%
John Hancock Funds II Lifestyle Growth Portfolio	17.9%
John Hancock Funds II Lifestyle Balanced Portfolio	17.8%
John Hancock Funds II Lifestyle Aggressive Portfolio	8.5%
John Hancock Funds II Lifestyle Moderate Portfolio	5.2%

45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

46

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230741	437SA 4/15 6/15

John Hancock

Enduring Equity Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Enduring Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
29	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

Class A shares (without sales charge)
MSCI AC World Index
Morningstar world stock fund category average
2.97
5.24
4.75
6.19
8.02
6.39
10.17
9.55
6 month (cumulative)
1 year
Since inception (12/20/13)

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges.Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Positive absolute returns but relative underperformance

While the fund finished the period with a gain, it trailed the return of the MSCI AC World Index.

Currency factors had a significant impact

The fund's exposure to foreign currencies through its equity investments was a headwind to returns at a time of U.S. dollar strength.

Sector impact was mixed

The fund's positions in certain transportation infrastructure and telecommunications companies aided performance, while its allocations to utilities and energy infrastructure stocks detracted.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

While the fund is not managed to track a benchmark, its multiple strategies and focus on investments in certain sectors may lead it to lag broad market rallies. The fund is non-diversified and holds a limited number of securities, making it vulnerable to events affecting a single issuer. Master limited partnerships and other energy companies are susceptible to changes in energy and commodity prices. Natural resource investments are subject to political and regulatory developments, and the uncertainty of exploration. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity or the ability of the fund to sell securities at advantageous prices. Illiquid securities may be difficult to sell at a price approximating their value. Real estate investment trusts may decline in value, just like direct ownership of real estate. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager G. Thomas Levering, Wellington Management Company LLP

G. Thomas Levering
Portfolio Manager
Wellington Management Company LLP

Before we talk about the fund's performance, can you review its investment approach?

We invest the fund in companies with physical assets that have very long economic lives, typically measured in decades. These assets tend to have a built-in competitive advantage because they produce attractive returns that are set by regulation or long-term contracts. Examples include electric, gas, and water networks; power plants; oil and gas pipelines; and transportation infrastructure. We don't just focus on companies with regulated assets; we can purchase stock in any company with enduring physical assets—which can also include companies in other areas, notably financials (holding companies), real estate, and telecommunication services—if we think the business possesses a sustainable competitive advantage and a compelling valuation.

Our primary valuation metric for individual companies is intrinsic return, a measure that combines free cash flow, the net present value of a company's growth investments, and the net present value of the company's pricing power. While market fluctuations can distort short-term performance, we believe the collective potential intrinsic return of the stocks in the fund is consistent with our objectives.

Can you describe the market environment of the past six months?

The last six months were positive for global equities. Despite softer economic data in the United States and ongoing worries about the fate of Greece's standing in the European Union, the six-year-old market rally persevered. Europe was a bright spot due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Japan also generated strong performance on a shrinking trade deficit, with lower oil helping to reduce the cost of imports. Currency markets exhibited high volatility, with most major currencies falling sharply against the U.S. dollar.

Within the universe of companies most relevant to the fund, utilities lagged as an uptick in interest rates and improved risk sentiment caused investors to shift away from the traditionally defensive sector. Midstream energy infrastructure stocks also underperformed as the price of oil fell sharply

4

"The fund produced positive absolute returns, with performance driven by a broad range of holdings."
before starting to rebound in March. Among the strongest-performing areas were the transportation infrastructure and telecommunication services segments, particularly in Europe. Emerging-market companies continued to underperform, however, with stocks in the utilities and energy infrastructure sectors being particularly challenged.

What factors helped and hurt the fund's performance results?

The fund produced positive absolute returns during the six-month period, with performance driven by a broad range of holdings. However, the fund lagged the return of the overall market, as represented by the MSCI AC World Index.

The fund's equity holdings are affected by fluctuations in foreign currencies, which weighed on absolute returns given that most major currencies lost ground versus the U.S. dollar. The higher growth of the U.S. economy relative to its international counterparts, together with the prospect of the U.S. Federal Reserve raising interest rates even as other major central banks are employing aggressive quantitative easing policies, provided a significant boost to the U.S. dollar. Currency market volatility can affect performance on a short-term basis, as proved to be the case during the past six months. We do not hedge against currency risk, however, as we believe the performance of developed-market currencies will have a negligible impact on longer-term returns.

Among individual stocks, strong contributors to absolute performance included Suez Environnement Company, Cheung Kong Infrastructure Holdings, Ltd., and Guangdong Investment, Ltd. Shares of France-based Suez Environnement, an environmental services company primarily

SECTOR COMPOSITION AS OF 4/30/15 (%)

5

" The fund's equity holdings are affected by fluctuations in foreign currencies, which weighed on absolute returns given that most major currencies lost ground versus the U.S. dollar."
engaged in areas of water and waste, rose during the period after announcing better-than-expected performance of its international segment, which was aided in part by the weaker euro. Cheung Kong Infrastructure, an infrastructure company in Hong Kong with diversified investments in energy, transportation, and water infrastructure, rose following the announcement of a spin-off of the Hong Kong electricity business at an attractive valuation. Guangdong Investment, the sole supplier of fresh water to Hong Kong, gained along with many Chinese companies listed in Hong Kong after the Chinese government relaxed restrictions on the ability of mainland Chinese investors to purchase stocks listed on the Hong Kong Stock Exchange. At the close of the period, we continued to hold all three companies in the portfolio based on our long-term view of intrinsic return.
The largest detractors from absolute performance included Enel Green Power SpA, Kunlun Energy Co., Ltd., and National Grid Plc. The share price of Enel Green Power, an Italy-based power company that sells electricity across Europe and the Americas, fell due to grid project delays in the emerging markets and a softer pricing environment in Europe. We maintained the position, as we remained positive on the company's expected medium- to long-term growth profile. Kunlun Energy, a gas distribution company in China, saw its shares fall amid weakening support from its parent company (PetroChina), which may ultimately lead to reduced tariffs. We eliminated the fund's position in

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Guangdong Investment, Ltd.	4.5
UGI Corp.	4.3
National Grid PLC	4.0
Cheung Kong Infrastructure Holdings, Ltd.	4.0
Suez Environnement Company	4.0
NextEra Energy, Inc.	3.9
Enbridge, Inc.	3.8
Equity LifeStyle Properties, Inc.	3.7
China Longyuan Power Group Corp., H Shares	3.7
ENN Energy Holdings, Ltd.	3.7
TOTAL	39.6
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Kunlun Energy during the period. National Grid, a British-based regulatory utility with U.S. transmission assets, fell modestly due to subdued inflation expectations in the United Kingdom, where regulatory rate levels are linked to inflation. We maintained the position given the stability of the company's business, together with its modest growth outlook and long-term regulatory visibility.

What are some of the reasons behind the fund's positioning at the close of the period?

The fund's turnover was low given the long-term nature of its holdings' underlying assets, so there were few material changes in positioning during the period. However, we completed the sale of Kunlun Energy and added the Spanish gas utility Gas Natural SDG SA. Gas Natural reflects our preference for companies with lower dividend payout ratios that are investing their retained equity in organic growth opportunities with attractive potential returns.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	25.5
Hong Kong	15.6
United Kingdom	9.8
Canada	9.7
China	7.3
France	6.6
Japan	5.4
Italy	5.0
Spain	4.9
Norway	3.0
Other countries	7.2
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	6-month	Since inception[2]	as of 4-30-15	as of 4-30-15
Class A	0.88	6.09	-2.18	8.39	0.71	0.70
Class C3	4.52	9.74	1.54	13.49	-0.07	-0.08
Class I4	6.52	10.50	3.14	14.56	1.05	1.04
Class R6[4]	6.70	10.64	3.26	14.76	1.15	1.13
Class NAV[4]	6.77	10.69	3.20	14.84	1.17	1.16
Index†	8.02	9.55	5.24	13.23	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.85	2.55	1.53	1.43	1.41
Net (%)	1.85	2.55	1.53	1.41	1.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	12-20-13	11,349	11,349	11,323
Class I4	12-20-13	11,456	11,456	11,323
Class R6[4]	12-20-13	11,476	11,476	11,323
Class NAV[4]	12-20-13	11,484	11,484	11,323

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-20-13
3	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,029.70	$9.36	1.86%
Class C	1,000.00	1,025.40	13.06	2.60%
Class I	1,000.00	1,031.40	7.81	1.55%
Class R6	1,000.00	1,032.60	6.60	1.31%
Class NAV	1,000.00	1,032.00	6.60	1.31%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,015.60	$9.30	1.86%
Class C	1,000.00	1,011.90	12.97	2.60%
Class I	1,000.00	1,017.10	7.75	1.55%
Class R6	1,000.00	1,018.30	6.56	1.31%
Class NAV	1,000.00	1,018.30	6.56	1.31%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 98.2%		$151,912,245
(Cost $136,368,282)
Consumer discretionary 3.2%		4,877,833
Media 3.2%
Comcast Corp., Class A	84,450	4,877,833
Energy 9.4%		14,539,739
Oil, gas and consumable fuels 9.4%
Enbridge Energy Management LLC (L)	121,723	4,494,013
Enbridge, Inc.	112,885	5,900,148
TransCanada Corp.	89,315	4,145,578
Financials 5.9%		9,115,996
Diversified financial services 2.2%
Groupe Bruxelles Lambert SA	38,288	3,360,993
Real estate investment trusts 3.7%
Equity LifeStyle Properties, Inc.	108,955	5,755,003
Industrials 10.9%		16,922,776
Construction and engineering 2.6%
Vinci SA	66,213	4,061,154
Industrial conglomerates 2.7%
Beijing Enterprises Holdings, Ltd.	461,300	4,215,687
Road and rail 3.3%
Canadian National Railway Company	77,880	5,028,472
Transportation infrastructure 2.3%
Flughafen Zuerich AG	4,645	3,617,463
Telecommunication services 6.5%		10,057,425
Diversified telecommunication services 3.0%
Telenor ASA	204,071	4,608,978
Wireless telecommunication services 3.5%
NTT DOCOMO, Inc.	307,605	5,448,447
Utilities 62.3%		96,398,476
Electric utilities 18.5%
Cheung Kong Infrastructure Holdings, Ltd.	732,375	6,204,229
Korea Electric Power Corp., ADR (L)	181,005	3,898,848
NextEra Energy, Inc.	59,500	6,005,335
Power Assets Holdings, Ltd.	438,490	4,425,841
Red Electrica Corp. SA	46,906	3,936,576
SSE PLC	178,104	4,219,943

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities (continued)
Gas utilities 16.4%
	ENN Energy Holdings, Ltd.		786,585	$5,661,353
	Gas Natural SDG SA		150,658	3,704,390
	Hong Kong & China Gas Company, Ltd.		994,971	2,370,026
	Osaka Gas Company, Ltd.		684,205	2,903,879
	Snam SpA		773,316	4,028,313
	UGI Corp.		192,272	6,692,988
Independent power and renewable electricity producers 6.1%
	China Longyuan Power Group Corp., H Shares		4,569,965	5,663,523
	Enel Green Power SpA		1,922,951	3,734,054
Multi-utilities 13.7%
	National Grid PLC		463,996	6,242,296
	PG&E Corp.		90,620	4,795,610
	Suez Environnement Company		301,641	6,152,066
	Wisconsin Energy Corp.		82,435	4,049,207
Water utilities 7.6%
	Guangdong Investment, Ltd.		4,666,585	6,958,641
	Severn Trent PLC		145,909	4,751,358
	Yield (%)		Shares	Value
Securities lending collateral 2.0%				$3,095,926
(Cost $3,095,902)
Securities lending collateral 2.0%				3,095,926
John Hancock Collateral Trust (W)	0.1215(Y	)	309,432	3,095,926
Total investments (Cost $139,464,184)† 100.2%				$155,008,171
Other assets and liabilities, net (0.2%)				($330,830)
Total net assets 100.0%				$154,677,341

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(L)	A portion of this security is on loan as of 4-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $139,790,068. Net unrealized appreciation aggregated $15,218,103, of which $16,745,024 related to appreciated investment securities and $1,526,921 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $136,368,282) including $2,920,898 of securities loaned	$151,912,245
Investments in affiliated issuers, at value (Cost $3,095,902)	3,095,926
Total investments, at value (Cost $139,464,184)	155,008,171
Cash	2,266,645
Foreign currency, at value (Cost $38,177)	38,221
Receivable for investments sold	176,435
Receivable for fund shares sold	58,648
Dividends and interest receivable	255,135
Receivable for securities lending income	7,661
Other receivables and prepaid expenses	40,520
Total assets	157,851,436
Liabilities
Payable for fund shares repurchased	36,893
Payable upon return of securities loaned	3,097,177
Payable to affiliates
Transfer agent fees	2,144
Other liabilities and accrued expenses	37,881
Total liabilities	3,174,095
Net assets	$154,677,341
Net assets consist of
Paid-in capital	$140,695,741
Undistributed net investment income	107,987
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,672,087)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,545,700
Net assets	$154,677,341

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($9,437,897 ÷ 842,491 shares)[1]	$11.20
Class C ($523,226 ÷ 46,854 shares)[1]	$11.17
Class I ($154,789 ÷ 13,801.9 shares)	$11.22
Class R6 ($112,294 ÷ 10,000 shares)	$11.23
Class NAV ($144,449,135 ÷ 12,860,306 shares)	$11.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.79

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$1,542,444
Securities lending	38,968
Less foreign taxes withheld	(107,406)
Total investment income	1,474,006
Expenses
Investment management fees	991,824
Distribution and service fees	21,550
Accounting and legal services fees	8,618
Transfer agent fees	6,681
Trustees' fees	1,093
State registration fees	38,117
Printing and postage	1,140
Professional fees	20,531
Custodian fees	24,717
Registration and filing fees	25,498
Other	3,485
Total expenses	1,143,254
Less expense reductions	(27,267)
Net expenses	1,115,987
Net investment income	358,019
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	1,308,956
Investments in affiliated issuers	(710)
1,308,246
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	3,402,719
Investments in affiliated issuers	54
3,402,773
Net realized and unrealized gain	4,711,019
Increase in net assets from operations	$5,069,038

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Period ended 10-31-14[1]
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$358,019	$3,191,662
Net realized gain (loss)	1,308,246	(2,983,508)
Change in net unrealized appreciation (depreciation)	3,402,773	12,142,927
Increase in net assets resulting from operations	5,069,038	12,351,081
Distributions to shareholders
From net investment income
Class A	(107,762)	(48,815)
Class C	(18,283)	(5,582)
Class I	(1,627)	(1,920)
Class R6	(1,226)	(1,127)
Class NAV	(1,935,790)	(1,337,411)
Total distributions	(2,064,688)	(1,394,855)
From fund share transactions	(5,878,776)	146,595,541
Total increase (decrease)	(2,874,426)	157,551,767
Net assets
Beginning of period	157,551,767	—
End of period	$154,677,341	$157,551,767
Undistributed net investment income	$107,987	$1,814,656

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

16SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.99		$10.00
Net investment income (loss)[3]	(0.01)		0.10	[4]
Net realized and unrealized gain on investments	0.33		0.98
Total from investment operations	0.32		1.08
Less distributions
From net investment income	(0.11)		(0.09)
Net asset value, end of period	$11.20		$10.99
Total return (%)[5,6]	2.97	[7]	10.80	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	[8]	2.28	[8]
Expenses including reductions	1.86	[8]	1.90	[8]
Net investment income (loss)	(0.15	) [8]	1.10	[4,8]
Portfolio turnover (%)	22		17

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS17

Class C Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$11.00		$10.80
Net investment loss[3]	(0.05)		(0.02)
Net realized and unrealized gain on investments	0.33		0.28
Total from investment operations	0.28		0.26
Less distributions
From net investment income	(0.11)		(0.06)
Net asset value, end of period	$11.17		$11.00
Total return (%)[4,5]	2.54	[6]	2.43	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$2
Ratios (as a percentage of average net assets):
Expenses before reductions	3.38	[7]	3.49	[7]
Expenses including reductions	2.60	[7]	2.60	[7]
Net investment loss	(0.84	) [7]	(0.40	) [7]
Portfolio turnover (%)	22		17	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class C shares is 5-16-14.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

18SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$11.00		$10.00
Net investment income[3]	0.01		0.24	[4]
Net realized and unrealized gain on investments	0.33		0.87
Total from investment operations	0.34		1.11
Less distributions
From net investment income	(0.12)		(0.11)
Net asset value, end of period	$11.22		$11.00
Total return (%)[5]	3.14	[6]	11.07	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	10.78	[8]	15.29	[8]
Expenses including reductions	1.55	[8]	1.60	[8]
Net investment income	0.23	[8]	2.58	[4,8]
Portfolio turnover (%)	22		17

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$11.00		$10.00
Net investment income[3]	0.03		0.29	[4]
Net realized and unrealized gain on investments	0.32		0.82
Total from investment operations	0.35		1.11
Less distributions
From net investment income	(0.12)		(0.11)
Net asset value, end of period	$11.23		$11.00
Total return (%)[5]	3.26	[6]	11.13	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	14.35	[8]	20.14	[8]
Expenses including reductions	1.31	[8]	1.50	[8]
Net investment income	0.47	[8]	3.15	[4,8]
Portfolio turnover (%)	22		17

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$11.01		$10.00
Net investment income[3]	0.03		0.28	[4]
Net realized and unrealized gain on investments	0.32		0.85
Total from investment operations	0.35		1.13
Less distributions
From net investment income	(0.13)		(0.12)
Net asset value, end of period	$11.23		$11.01
Total return (%)[5]	3.20	[6]	11.28	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$144		$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	[7]	1.38	[7]
Expenses including reductions	1.31	[7]	1.37	[7]
Net investment income	0.48	[7]	3.03	[4,7]
Portfolio turnover (%)	22		17

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.15 and 1.39%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Enduring Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

22

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classifications of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$4,877,833	$4,877,833	—	—
Energy	14,539,739	14,539,739	—	—
Financials	9,115,996	5,755,003	$3,360,993	—
Industrials	16,922,776	5,028,472	11,894,304	—
Telecommunication services	10,057,425	—	10,057,425	—
Utilities	96,398,476	25,441,988	70,956,488	—
Securities lending collateral	3,095,926	3,095,926	—	—
Total investments in securities	$155,008,171	$58,738,961	$96,269,210	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

23

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $270. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2014, class specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2014, the fund had a short-term capital loss carryforward of $2,663,682. This carryforward does not expire.

24

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays income dividends quarterly and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 1.200% of the first $250 million of the fund's average daily net assets; and (b) 1.150% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 2.60% for Class C shares of the fund's average daily net assets, on an annualized basis. The current expense reimbursements and limits will continue in effect until at least February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to March 1, 2015, the Advisor had contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 1.90%, 1.60% and 1.50% for Class A, Class I and Class R6 shares average daily net assets, respectively.

25

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,823	Class R6	$7,020
Class C	5,664	Class NAV	5,847
Class I	6,913	Total	$27,267

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 1.17% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,786 for the six months ended April 30, 2015. Of this amount, $2,081 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,683 was paid as sales commissions to broker-dealers and $22 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $0 and $7,112 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small

26

accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$14,275	$5,746	$7,061	$387
Class C	7,275	849	6,881	183
Class I	—	78	6,908	100
Class R6	—	8	6,908	100
Total	$21,550	$6,681	$27,758	$770

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period from March 1, 2015 to April 30, 2015, state registration fees and printing and postage amounted to $10,359 and $370, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the period ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	541,767	$5,931,620	873,961	$9,508,251
Distributions reinvested	9,936	106,644	4,346	47,919
Repurchased	(313,447)	(3,380,849)	(274,072)	(2,946,456)
Net increase	238,256	$2,657,415	604,235	$6,609,714
Class C shares[2]
Sold	29,659	$321,485	220,250	$2,429,586
Distributions reinvested	1,610	17,305	452	5,001
Repurchased	(173,364)	(1,854,359)	(31,753)	(346,634)
Net increase (decrease)	(142,095)	($1,515,569)	188,949	$2,087,953
Class I shares
Sold	973.5	$10,659	20,279	$213,835
Distributions reinvested	39.8	427	77	850
Repurchased	(679.4)	(7,283)	(6,888)	(75,786)
Net increase	333.90	$3,803	13,468	$138,899
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000

27

		Six months ended 4-30-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,094,094	$22,795,902	14,077,821	$144,067,774
Distributions reinvested	180,592	1,935,790	122,113	1,337,411
Repurchased	(2,914,484)	(31,756,117)	(699,830)	(7,746,210)
Net increase (decrease)	(639,798)	($7,024,425)	13,500,104	$137,658,975
Total net increase (decrease)	(543,303.1)	($5,878,776)	14,316,756	$146,595,541

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 1%, 20%, 73%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $35,303,128 and $40,544,798, respectively, for the six months ended April 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2015, funds within the John Hancock group of funds complex held 93.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Conservative Portfolio	46.1%
John Hancock Funds II Alternative Asset Allocation Portfolio	32.1%
John Hancock Funds II Lifestyle Moderate Portfolio	15.1%

28

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

29

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230731	438SA 4/15 6/15

John Hancock

Small Cap Core Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
10	Financial statements
13	Financial highlights
16	Notes to financial statements
21	More information

1

Portfolio Summary

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover. Please see the fund's prospectuses for additional risks.

2

SECTOR COMPOSITION AS OF 4/30/15 (%)

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Cytec Industries, Inc.	2.4
CLARCOR, Inc.	2.0
Banner Corp.	2.0
BBCN Bancorp, Inc.	2.0
Vail Resorts, Inc.	1.9
Hudson Pacific Properties, Inc.	1.9
Watsco, Inc.	1.8
AO Smith Corp.	1.7
LaSalle Hotel Properties	1.6
SS&C Technologies Holdings, Inc.	1.6
TOTAL	18.9
As a percentage of net assets.
Cash and cash equivalents are not included.

3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,027.00	$6.94	1.38%
Class I	1,000.00	1,030.00	5.39	1.07%
Class NAV	1,000.00	1,030.20	4.83	0.96%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

4

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.00	$6.90	1.38%
Class I	1,000.00	1,019.50	5.36	1.07%
Class NAV	1,000.00	1,020.00	4.81	0.96%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 97.2%		$157,409,703
(Cost $147,630,765)
Consumer discretionary 16.4%		26,592,271
Auto components 2.8%
Gentherm, Inc. (I)	38,089	2,008,433
Tenneco, Inc. (I)	43,386	2,535,912
Automobiles 1.1%
Winnebago Industries, Inc.	82,528	1,709,155
Hotels, restaurants and leisure 4.5%
Chuy's Holdings, Inc. (I)	86,367	1,953,622
Del Frisco's Restaurant Group, Inc. (I)	112,637	2,271,888
Vail Resorts, Inc.	31,577	3,132,754
Internet and catalog retail 1.0%
HSN, Inc.	25,739	1,606,628
Media 4.1%
AMC Entertainment Holdings, Inc., Class A	75,988	2,284,199
Cinemark Holdings, Inc.	57,405	2,447,175
Martha Stewart Living Omnimedia, Inc., Class A (I)	344,783	1,896,307
Specialty retail 2.9%
Build-A-Bear Workshop, Inc. (I)	52,339	964,608
GNC Holdings, Inc., Class A	47,526	2,045,994
The Finish Line, Inc., Class A	70,754	1,735,596
Consumer staples 4.9%		7,932,492
Beverages 1.2%
Craft Brew Alliance, Inc. (I)	143,828	1,891,338
Food and staples retailing 0.5%
G. Willi-Food International, Ltd. (I)	150,408	860,334
Food products 1.7%
Amira Nature Foods, Ltd. (I)	239,246	2,074,263
Inventure Foods, Inc. (I)	76,087	741,848
Household products 0.5%
Central Garden & Pet Company (I)	76,774	710,543
Personal products 1.0%
Inter Parfums, Inc.	54,810	1,654,166
Energy 2.0%		3,235,794
Energy equipment and services 2.0%
Bristow Group, Inc.	33,038	2,052,651
Forum Energy Technologies, Inc. (I)	50,866	1,183,143

6SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 19.8%		$32,007,475
Banks 6.9%
Access National Corp.	37,697	712,473
Banner Corp.	72,148	3,262,533
BBCN Bancorp, Inc.	228,274	3,239,208
ConnectOne Bancorp, Inc.	124,251	2,388,104
Prosperity Bancshares, Inc.	29,476	1,572,250
Capital markets 4.5%
Evercore Partners, Inc., Class A	42,130	2,032,351
Golub Capital BDC, Inc.	100,825	1,770,487
PennantPark Investment Corp.	151,407	1,426,254
RCS Capital Corp., Class A	235,113	2,019,621
Real estate investment trusts 6.1%
EPR Properties	37,756	2,177,389
Hudson Pacific Properties, Inc.	103,671	3,126,717
LaSalle Hotel Properties	71,397	2,619,556
Retail Opportunity Investments Corp.	116,331	1,952,034
Thrifts and mortgage finance 2.3%
Brookline Bancorp, Inc.	183,746	1,978,944
EverBank Financial Corp.	93,137	1,729,554
Health care 16.1%		26,005,672
Biotechnology 2.8%
ACADIA Pharmaceuticals, Inc. (I)	21,757	743,437
Emergent Biosolutions, Inc. (I)	73,078	2,169,686
Halozyme Therapeutics, Inc. (I)	45,204	672,183
Receptos, Inc. (I)	5,921	872,400
Health care equipment and supplies 8.2%
Derma Sciences, Inc. (I)	164,507	1,299,605
Exactech, Inc. (I)	78,198	1,708,626
Greatbatch, Inc. (I)	37,890	2,043,029
Integra LifeSciences Holdings Corp. (I)	25,663	1,508,471
LeMaitre Vascular, Inc.	187,066	1,694,818
Lumenis, Ltd., Class B (I)	225,213	2,538,151
The Cooper Companies, Inc.	14,173	2,523,786
Health care providers and services 1.8%
Owens & Minor, Inc.	34,988	1,179,795
Patterson Companies, Inc.	36,499	1,713,811
Life sciences tools and services 3.3%
Bio-Rad Laboratories, Inc., Class A (I)	16,737	2,250,290
Bruker Corp. (I)	68,659	1,301,775
Enzo Biochem, Inc. (I)	637,789	1,785,809

SEE NOTES TO FINANCIAL STATEMENTS7

	Shares	Value
Industrials 14.9%		$24,114,475
Aerospace and defense 1.3%
Esterline Technologies Corp. (I)	19,244	2,141,665
Air freight and logistics 1.0%
Hub Group, Inc., Class A (I)	40,525	1,616,948
Building products 2.9%
AO Smith Corp.	42,756	2,732,108
Simpson Manufacturing Company, Inc.	61,336	2,010,594
Commercial services and supplies 1.1%
ABM Industries, Inc.	56,086	1,797,556
Electrical equipment 1.2%
AZZ, Inc.	41,445	1,922,634
Machinery 4.4%
CLARCOR, Inc.	50,564	3,286,660
Hillenbrand, Inc.	67,334	1,978,946
Luxfer Holdings PLC, ADR	145,449	1,869,020
Trading companies and distributors 3.0%
Beacon Roofing Supply, Inc. (I)	62,356	1,853,220
Watsco, Inc.	24,151	2,905,124
Information technology 16.7%		27,102,916
Communications equipment 1.0%
NETGEAR, Inc. (I)	53,814	1,628,950
Electronic equipment, instruments and components 0.8%
InvenSense, Inc. (I)	93,916	1,401,227
Internet software and services 3.7%
Five9, Inc. (I)	155,649	845,174
HomeAway, Inc. (I)	70,306	1,965,053
LogMeIn, Inc. (I)	28,707	1,842,415
RetailMeNot, Inc. (I)	70,094	1,288,328
Semiconductors and semiconductor equipment 1.1%
ON Semiconductor Corp. (I)	151,880	1,749,658
Software 10.1%
Cadence Design Systems, Inc. (I)	97,979	1,827,308
Fleetmatics Group PLC (I)	34,541	1,574,379
Infoblox, Inc. (I)	51,310	1,208,864
King Digital Entertainment PLC	102,785	1,630,170
Monotype Imaging Holdings, Inc.	52,230	1,692,774
NICE-Systems, Ltd., ADR	35,248	2,109,593
Solera Holdings, Inc.	35,793	1,736,676
SS&C Technologies Holdings, Inc.	42,601	2,563,302
Synchronoss Technologies, Inc. (I)	44,443	2,039,045

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials 4.6%		$7,535,053
Chemicals 3.7%
Cytec Industries, Inc.	70,001	3,870,355
HB Fuller Company	50,722	2,118,658
Metals and mining 0.9%
Compass Minerals International, Inc.	17,503	1,546,040
Utilities 1.8%		2,883,555
Electric utilities 1.8%
Portland General Electric Company	54,809	1,927,084
Unitil Corp.	27,967	956,471
Total investments (Cost $147,630,765)† 97.2%		$157,409,703
Other assets and liabilities, net 2.8%		$4,563,010
Total net assets 100.0%		$161,972,713

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $148,089,926. Net unrealized appreciation aggregated $9,319,777, of which $16,235,403 related to appreciated investment securities and $6,915,626 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $147,630,765)	$157,409,703
Cash	2,640,842
Receivable for investments sold	5,956,918
Dividends receivable	109,375
Other receivables and prepaid expenses	1,068
Total assets	166,117,906
Liabilities
Payable for investments purchased	4,115,819
Payable to affiliates
Other liabilities and accrued expenses	29,374
Total liabilities	4,145,193
Net assets	$161,972,713
Net assets consist of
Paid-in capital	$156,227,210
Undistributed net investment income	171,369
Accumulated net realized gain (loss) on investments	(4,204,804)
Net unrealized appreciation (depreciation) on investments	9,778,938
Net assets	$161,972,713

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($101,248 ÷ 10,000 shares)[1]	$10.12
Class I ($408,049 ÷ 40,120 shares)	$10.17
Class NAV ($161,463,416 ÷ 15,871,770 shares)	$10.17
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.65

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

10SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$1,092,670
Less foreign taxes withheld	(2,452)
Total investment income	1,090,218
Expenses
Investment management fees	744,098
Distribution and service fees	149
Accounting and legal services fees	9,029
Transfer agent fees	227
Trustees' fees	1,577
Professional fees	20,604
Custodian fees	9,734
Registration and filing fees	12,171
Other	5,150
Total expenses	802,739
Less expense reductions	(6,281)
Net expenses	796,458
Net investment income	293,760
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(3,745,366)
(3,745,366)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	8,625,777
8,625,777
Net realized and unrealized gain	4,880,411
Increase in net assets from operations	$5,174,171

SEE NOTES TO FINANCIAL STATEMENTS11

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14[1]
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$293,760	$60,155
Net realized gain (loss)	(3,745,366)	2,850,605
Change in net unrealized appreciation (depreciation)	8,625,777	1,153,161
Increase in net assets resulting from operations	5,174,171	4,063,921
Distributions to shareholders
From net investment income
Class NAV	(189,065)	—
From net realized gain
Class A	(1,969)	—
Class I	(5,554)	—
Class NAV	(3,302,520)	—
Total distributions	(3,499,108)	—
From fund share transactions	(9,534,449)	165,768,178
Total increase (decrease)	(7,859,386)	169,832,099
Net assets
Beginning of period	169,832,099	—
End of period	$161,972,713	$169,832,099
Undistributed net investment income	$171,369	$66,674

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.06		$10.00
Net investment income (loss)[3]	—		(0.04)
Net realized and unrealized gain on investments	0.26		0.10
Total from investment operations	0.26		0.06
Less distributions
From net investment income	—		—
From net realized gain	(0.20)		—
Net asset value, end of period	$10.12		$10.06
Total return (%)[4,5]	2.70	[6]	0.60	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	[8]	1.44	[8]
Expenses including reductions	1.38	[8]	1.43	[8]
Net investment loss	(0.06	) [8]	(0.40	) [8]
Portfolio turnover (%)	36		59

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS13

Class I Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.08		$10.00
Net investment income[3]	0.01		—	[4]
Net realized and unrealized gain (loss) on investments	0.28		0.08
Total from investment operations	0.29		0.08
Less distributions
From net investment income	—		—
From net realized gain	(0.20)		—
Net asset value, end of period	$10.17		$10.08
Total return (%)[5]	3.00	[6]	0.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[8]	1.12	[8]
Expenses including reductions	1.07	[8]	1.11	[8]
Net investment income (loss)	0.28	[8]	(0.03	) [8]
Portfolio turnover (%)	36		59

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

14SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.09		$10.00
Net investment income[3]	0.02		—	[4]
Net realized and unrealized gain on investments	0.27		0.09
Total from investment operations	0.29		0.09
Less distributions
From net investment income	(0.01)		—
From net realized gain	(0.20)		—
Total distributions	(0.21)		—
Net asset value, end of period	$10.17		$10.09
Total return (%)[5]	3.02	[6]	0.90	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$161		$169
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	[7]	1.00	[7]
Expenses including reductions	0.96	[7]	0.99	[7]
Net investment income	0.36	[7]	0.04	[7]
Portfolio turnover (%)	36		59

1	Six months ended 4-30-15. Unaudited.
2	Period from 12-20-13 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS15

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

16

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $269. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

17

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.90% of the first $500 million of the fund's average daily net assets; b) 0.85% of the next $500 million of the fund's average daily net assets; and c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $4, $12 and $6,265 for Class A, Class I and Class NAV shares, respectively.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets for Class A shares.

Sales charges. Class A shares are assessed up-front sales charges. During the six months ended April 30, 2015, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a

18

component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$149	$59
Class I	—	168
Total	$149	$227

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and the period ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Period ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class I shares
Sold	11,530	$117,256	28,210	$289,389
Distributions reinvested	380	3,585	—	—
Net increase	11,910	$120,841	28,210	$289,389
Class NAV shares
Sold	3,522	$36,272	20,754,534	$205,432,401
Distributions reinvested	369,871	3,491,585	—	—
Repurchased	(1,289,686)	(13,183,147)	(3,966,471)	(40,053,612)
Net increase (decrease)	(916,293)	($9,655,290)	16,788,063	$165,378,789
Total net increase (decrease)	(904,383)	($9,534,449)	16,826,273	$165,768,178

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

Affiliates of the fund owned 100%, 25% and 100% of shares of beneficial interest of Class A, Class I and Class NAV shares, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $58,613,599 and $71,352,708, respectively, for the six months ended April 30, 2015.

19

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2015, funds within the John Hancock group of funds complex held 99.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.1%
John Hancock Funds II Lifestyle Balanced Portfolio	34.6%
John Hancock Funds II Lifestyle Aggressive Portfolio	21.0%

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

21

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
445SA 4/15 6/15

John Hancock

Value Equity Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
31	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

CUMULATIVE TOTAL RETURNS AS OF 4/30/15 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
4.86
2.89
3.24
5.28
4.99
6 month
Since inception (6/26/14)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks advanced

The U.S. equity market advanced amid a divergence of economic conditions and central bank policy between the United States and the rest of the world.

Fund outperformed its benchmark

The fund posted a solid gain and outpaced its benchmark, the Russell 1000 Value Index.

Stock selection aided results

Stock selection in the healthcare and consumer discretionary sectors contributed the most to the fund's performance.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of small and midsize companies may be more volatile and less liquid than those of large companies. Investing in foreign securities may entail the risk of currency fluctuations or heightened economic and political instability. The use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss

Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

Can you give us an overview of the market environment over the last six months?

U.S. stocks remained on an upward trajectory during the six-month period. The period featured a divergence in economic conditions and central bank policy between the United States and rest of the world, magnified by a stronger U.S. dollar and a sharp decline in energy prices. Ongoing growth in the U.S economy led the U.S. Federal Reserve to signal its intent to raise its short-term interest rate target sometime in the second half of 2015. Elsewhere in the world, however, economic conditions generally weakened, leading many of the world's central banks to lower interest rates and take other steps to stimulate economic growth.

The relative strength of the U.S. economy provided a favorable backdrop for U.S. equity market performance. Although the general domestic equity market as tracked by the S&P 500 Index returned 4.40% for the reporting period, value stocks underperformed; the fund's benchmark, the Russell 1000 Value Index, returned 2.89%.

How did the fund perform in this environment?

The fund outperformed its benchmark despite a series of market headwinds to our investment approach. Stocks in the index with higher price-to-earnings ratios and low or no dividend yields outperformed during the six-month period, running counter to our focus on stocks with below-average valuations and relatively high dividend yields.

The key to the fund's outperformance of its benchmark was better stock selection, most notably in the healthcare sector.

Can you give some examples?

The leading contributor in the healthcare sector was Omnicare, Inc., which supplies medications to long-term care facilities. Omnicare has a dominant position in the long-term care pharmacy market, and a new management team has made many operational improvements. Organic growth should turn positive in 2016, and Omnicare's specialty drug distribution business continues to grow with strong industry tailwinds. The specialty drug unit's role in managing biological drug costs is a priority

4

"The relative strength of the U.S. economy provided a favorable backdrop for U.S. equity market performance."
for many other pharmaceutical supply chain companies, making Omnicare an attractive acquisition target.

Outside of healthcare, several top contributors came from the consumer discretionary sector, included retail giant Target Corp., apparel maker Hanesbrands, Inc., and auto parts supplier Delphi Automotive PLC. Strong sales and exiting its underperforming Canadian business helped Target overcome a stock plunge in the wake of a 2013 hacking incident. Hanesbrands reported strong earnings and made a beneficial acquisition during the period, while Delphi benefited from robust U.S. vehicle sales and the company's low cost structure.

What other holdings contributed positively to performance?

One of the top performers in the portfolio was Spirit AeroSystems Holdings, Inc., which manufactures large commercial aircraft structures. The company is undergoing a turnaround to improve profitability in its core operations and curtail losses on its development programs. During the period, Spirit reported earnings and free cash flow that exceeded expectations, and the company continued to show progress on both turnaround initiatives. Spirit remains attractively valued, with the prospect of capital returns via buybacks and/or dividends in the coming year.

Another leading contributor was CRH PLC, which manufactures concrete and other building materials. CRH reported strong results thanks to a recovery in the construction industry, operating leverage, and cost-cutting measures. In addition, the company announced a significantly accretive

SECTOR COMPOSITION AS OF 4/30/15 (%)

5

"The key to the fund's outperformance of its benchmark was better stock selection, most notably in the healthcare sector."
acquisition at an attractive valuation. We believe there is significant upside in the company's end markets, especially the U.S. and European construction industries.

What holdings detracted from performance versus the benchmark?

Stock selection in the financials and industrials sectors detracted from relative results. The most significant detractor in the financials sector was financial services provider American Express Company. The stock sold off after the dissolution of the company's partnership with Costco Wholesale Corp. (which was not held in the portfolio). American Express has a high-quality customer base with one of the highest average credit scores of any of the major credit card companies. We expect American Express to overcome the Costco loss with expense reductions and continue to grow its remaining customer base.

In the industrials sector, the biggest detractor was Joy Global, Inc., which manufactures and distributes mining equipment. Weaker commodity prices led many mining companies to scale back their maintenance and capital expenditures, which resulted in reduced demand for Joy Global's products. The end result was a reduced earnings outlook for 2015. Nonetheless, we believe our long-term investment thesis remains intact. The company has a strong competitive position, an attractive valuation, and substantial earnings upside potential. Stability in services revenue supports the current earnings base, and a shift into other market segments should drive meaningful future growth.

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Capital One Financial Corp.	2.5
Citigroup, Inc.	2.5
Omnicare, Inc.	2.1
Wells Fargo & Company	2.1
JPMorgan Chase & Co.	2.0
Medtronic PLC	1.9
Bank of America Corp.	1.9
Delphi Automotive PLC	1.9
Hanesbrands, Inc.	1.7
Navient Corp.	1.7
TOTAL	20.3
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Another notable detractor was Seadrill, Ltd., which is an offshore drilling contractor in the energy sector. Energy stocks suffered sizable declines during the six-month period as oil prices fell sharply. Although Seadrill has solid long-term contracts, some of their peers faced contract cancellations from major oil companies as they adjusted to a lower-price environment. Seadrill has the newest fleet of ultra-deepwater vessels, which has helped the company take market share from competitors. A positive turn in the energy sector may not occur until mid-2016, but we continue to see good value in the stock at its current price, and it is well positioned to benefit when conditions improve.

What changes did you make to the portfolio during the period?

Given our value-oriented philosophy and long-term investment horizon, portfolio turnover is typically low. We initiated positions in seven new holdings during the reporting period and eliminated five positions. The new holdings were chemicals producer FMC Corp., cruise line operator Norwegian Cruise Line Holdings, Ltd., wireless technology firm QUALCOMM, Inc., oil refiner Phillips 66, health benefit company Anthem, Inc., power systems maker Rolls-Royce Holdings PLC, and tobacco company Lorillard, Inc.

We eliminated energy distributor NOW, Inc., financial services firm CIT Group, Inc., utility Public Service Enterprise Group, Inc., satellite television provider DIRECTV, and chemicals company Rockwood Holdings, Inc. from the portfolio.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Cumulative total returns (%) with maximum sales charge
	6-month	Since inception[1]
Class A	-0.40	-0.02
Class C	3.50	3.60
Class I2	5.12	5.54
Class R6[2]	5.28	5.81
Class NAV[2]	5.26	5.79
Index†	2.89	4.99

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.31	2.01	1.00	0.90	0.88
Net (%)	1.31	2.01	1.00	0.88	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	6-26-14	10,460	10,360	10,499
Class I2	6-26-14	10,554	10,554	10,499
Class R6[2]	6-26-14	10,581	10,581	10,499
Class NAV[2]	6-26-14	10,579	10,579	10,499

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	From 6-26-14.
2	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,048.60	$7.37	1.45%
Class C	1,000.00	1,045.00	10.90	2.15%
Class I	1,000.00	1,051.20	5.85	1.15%
Class R6	1,000.00	1,052.80	4.38	0.86%
Class NAV	1,000.00	1,052.60	4.38	0.86%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.60	$7.25	1.45%
Class C	1,000.00	1,014.10	10.74	2.15%
Class I	1,000.00	1,019.10	5.76	1.15%
Class R6	1,000.00	1,020.50	4.31	0.86%
Class NAV	1,000.00	1,020.50	4.31	0.86%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 98.1%		$421,391,638
(Cost $402,820,765)
Consumer discretionary 13.4%		57,302,794
Auto components 3.6%
Delphi Automotive PLC	98,000	8,134,000
Johnson Controls, Inc.	141,000	7,103,580
Hotels, restaurants and leisure 5.3%
Carnival Corp.	160,600	7,061,582
Norwegian Cruise Line Holdings, Ltd. (I)	84,300	4,089,393
Royal Caribbean Cruises, Ltd.	74,400	5,063,664
SeaWorld Entertainment, Inc.	298,800	6,334,560
Household durables 1.5%
NVR, Inc. (I)	4,803	6,371,131
Multiline retail 1.3%
Target Corp.	72,875	5,744,736
Textiles, apparel and luxury goods 1.7%
Hanesbrands, Inc.	238,100	7,400,148
Consumer staples 6.7%		28,810,310
Food and staples retailing 2.7%
CVS Health Corp.	56,400	5,599,956
Wal-Mart Stores, Inc.	79,600	6,212,780
Tobacco 4.0%
Altria Group, Inc.	130,300	6,521,515
Lorillard, Inc.	80,300	5,609,758
Philip Morris International, Inc.	58,300	4,866,301
Energy 4.9%		21,179,329
Energy equipment and services 1.0%
FMSA Holdings, Inc. (I)(L)	276,200	2,427,798
Seadrill, Ltd. (L)	152,000	1,989,680
Oil, gas and consumable fuels 3.9%
BP PLC, ADR	107,900	4,656,964
ConocoPhillips	63,900	4,340,088
Occidental Petroleum Corp.	40,600	3,252,060
Phillips 66	56,900	4,512,739
Financials 27.5%		118,162,555
Banks 11.9%
Bank of America Corp.	519,600	8,277,228
Citigroup, Inc.	199,600	10,642,672
Fifth Third Bancorp	245,500	4,910,000
First Niagara Financial Group, Inc.	411,700	3,744,412

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	132,900	$8,407,254
The PNC Financial Services Group, Inc.	69,800	6,402,754
Wells Fargo & Company	161,900	8,920,690
Capital markets 3.8%
Ameriprise Financial, Inc.	51,900	6,502,032
E*TRADE Financial Corp. (I)	94,300	2,714,897
State Street Corp.	90,300	6,963,936
Consumer finance 8.1%
American Express Company	79,800	6,180,510
Capital One Financial Corp.	132,500	10,712,625
Discover Financial Services	87,200	5,054,984
Navient Corp.	367,500	7,180,950
SLM Corp. (I)	552,100	5,625,899
Insurance 1.3%
American International Group, Inc.	98,800	5,561,452
Thrifts and mortgage finance 2.4%
New York Community Bancorp, Inc. (L)	299,700	5,151,843
People's United Financial, Inc.	344,700	5,208,417
Health care 16.3%		70,097,479
Health care equipment and supplies 1.9%
Medtronic PLC	112,500	8,375,625
Health care providers and services 7.4%
Anthem, Inc.	41,700	6,293,781
Cardinal Health, Inc.	65,100	5,490,534
Cigna Corp.	43,200	5,384,448
Omnicare, Inc.	102,800	9,044,344
UnitedHealth Group, Inc.	50,100	5,581,140
Pharmaceuticals 7.0%
Johnson & Johnson	54,126	5,369,299
Merck & Company, Inc.	95,300	5,676,068
Pfizer, Inc.	189,600	6,433,128
Sanofi, ADR	133,800	6,763,590
Teva Pharmaceutical Industries, Ltd., ADR	94,100	5,685,522
Industrials 13.7%		58,845,489
Aerospace and defense 5.7%
General Dynamics Corp.	33,600	4,613,952
Honeywell International, Inc.	41,200	4,157,904
Raytheon Company	39,500	4,108,000
Rolls-Royce Holdings PLC, ADR	58,000	4,634,780
Spirit AeroSystems Holdings, Inc., Class A (I)	132,600	6,748,014

SEE NOTES TO FINANCIAL STATEMENTS13

			Shares	Value
Industrials (continued)
Building products 1.6%
	Owens Corning		172,300	$6,661,118
Construction and engineering 0.8%
	KBR, Inc.		205,600	3,591,832
Electrical equipment 2.2%
	Eaton Corp. PLC		76,400	5,250,972
	Emerson Electric Company		72,900	4,288,707
Machinery 3.4%
	Joy Global, Inc.		99,500	4,242,680
	SPX Corp.		46,100	3,549,700
	Stanley Black & Decker, Inc.		70,900	6,997,830
Information technology 10.5%				45,038,425
Communications equipment 1.4%
	QUALCOMM, Inc.		88,361	6,008,548
Semiconductors and semiconductor equipment 5.2%
	Fairchild Semiconductor International, Inc. (I)		330,000	5,994,450
	Intel Corp.		108,703	3,538,283
	Microchip Technology, Inc.		125,600	5,985,468
	Texas Instruments, Inc.		128,900	6,987,669
Software 3.9%
	CA, Inc.		98,300	3,122,991
	Microsoft Corp.		145,300	7,067,392
	Oracle Corp.		145,200	6,333,624
Materials 2.8%				12,048,689
Chemicals 1.2%
	FMC Corp.		85,900	5,094,729
Construction materials 1.6%
	CRH PLC, ADR		248,800	6,953,960
Telecommunication services 2.3%				9,906,568
Diversified telecommunication services 1.5%
	Verizon Communications, Inc.		132,200	6,668,168
Wireless telecommunication services 0.8%
	Vodafone Group PLC, ADR		92,000	3,238,400
	Yield (%)		Shares	Value
Securities lending collateral 1.7%				$7,227,862
(Cost $7,227,776)
John Hancock Collateral Trust (W)	0.1215(Y	)	722,411	7,227,862
Total investments (Cost $410,048,541)† 99.8%				$428,619,500
Other assets and liabilities, net 0.2%				$987,131
Total net assets 100.0%				$429,606,631

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $410,048,674. Net unrealized appreciation aggregated $18,570,826, of which $36,458,984 related to appreciated investment securities and $17,888,158 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $402,820,765) including $7,048,947 of securities loaned	$421,391,638
Investments in affiliated issuers, at value (Cost $7,227,776)	7,227,862
Total investments, at value (Cost $410,048,541)	428,619,500
Cash	7,640,578
Dividends and interest receivable	578,645
Receivable for securities lending income	6,117
Receivable due from advisor	106
Other receivables and prepaid expenses	84,846
Total assets	436,929,792
Liabilities
Payable for fund shares repurchased	19,019
Payable upon return of securities loaned	7,229,725
Payable to affiliates
Accounting and legal services fees	7,142
Transfer agent fees	144
Other liabilities and accrued expenses	67,131
Total liabilities	7,323,161
Net assets	$429,606,631
Net assets consist of
Paid-in capital	$407,603,575
Undistributed net investment income	1,640,805
Accumulated net realized gain (loss) on investments	1,791,292
Net unrealized appreciation (depreciation) on investments	18,570,959
Net assets	$429,606,631

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($355,740 ÷ 33,942 shares)[1]	$10.48
Class C ($209,896 ÷ 20,076.5 shares)[1]	$10.45
Class I ($104,900 ÷ 10,000 shares)	$10.49
Class R6 ($104,997 ÷ 10,000 shares)	$10.50
Class NAV ($428,831,098 ÷ 40,836,082 shares)	$10.50
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.03

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$4,733,280
Securities lending	17,869
Less foreign taxes withheld	(9,990)
Total investment income	4,741,159
Expenses
Investment management fees	1,731,912
Distribution and service fees	1,259
Accounting and legal services fees	36,207
Transfer agent fees	352
Trustees' fees	5,426
State registration fees	31,826
Printing and postage	99
Professional fees	10,488
Custodian fees	3,062
Registration and filing fees	46,336
Organizational fees	8,293
Other	41,147
Total expenses	1,916,407
Less expense reductions	(43,349)
Net expenses	1,873,058
Net investment income	2,868,101
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,828,213
Investments in affiliated issuers	(1,816)
2,826,397
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	17,007,334
Investments in affiliated issuers	694
17,008,028
Net realized and unrealized gain	19,834,425
Increase in net assets from operations	$22,702,526

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Period ended 10-31-14[1]
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$2,868,101	$1,912,046
Net realized gain (loss)	2,826,397	(1,035,105)
Change in net unrealized appreciation (depreciation)	17,008,028	1,562,931
Increase in net assets resulting from operations	22,702,526	2,439,872
Distributions to shareholders
From net investment income
Class A	(1,280)	—
Class C	(101)	—
Class I	(601)	—
Class R6	(753)	—
Class NAV	(3,171,550)	—
Total distributions	(3,174,285)	—
From fund share transactions	(29,893,679)	437,532,197
Total increase (decrease)	(10,365,438)	439,972,069
Net assets
Beginning of period	439,972,069	—
End of period	$429,606,631	$439,972,069
Undistributed net investment income	$1,640,805	$1,946,989

1	Period from 6-26-14 (commencement of operations) to 10-31-14.

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.04		$10.00
Net investment income[3]	0.04		0.02
Net realized and unrealized gain on investments	0.44		0.02
Total from investment operations	0.48		0.04
Less distributions
From net investment income	(0.04)		—
Net asset value, end of period	$10.48		$10.04
Total return (%)[4,5]	4.86	[6]	0.40	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.37	[8]	12.48	[8]
Expenses including reductions	1.45	[8]	1.45	[8]
Net investment income	0.70	[8]	0.54	[8]
Portfolio turnover (%)	10		10

1	Six months ended 4-30-15. Unaudited.
2	Period from 6-26-14 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.01		$10.00
Net investment income[3]	—	[4]	—	[4]
Net realized and unrealized gain on investments	0.45		0.01
Total from investment operations	0.45		0.01
Less distributions
From net investment income	(0.01)		—
Net asset value, end of period	$10.45		$10.01
Total return (%)[5,6]	4.50	[7]	0.10	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[8]	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	10.55	[9]	18.19	[9]
Expenses including reductions	2.15	[9]	2.15	[9]
Net investment income (loss)	0.01	[9]	(0.03	) [9]
Portfolio turnover (%)	10		10

1	Six months ended 4-30-15. Unaudited.
2	Period from 6-26-14 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.04		$10.00
Net investment income[3]	0.05		0.03
Net realized and unrealized gain on investments	0.46		0.01
Total from investment operations	0.51		0.04
Less distributions
From net investment income	(0.06)		—
Net asset value, end of period	$10.49		$10.04
Total return (%)[4]	5.12	[5]	0.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	14.78	[7]	18.75	[7]
Expenses including reductions	1.15	[7]	1.15	[7]
Net investment income	1.03	[7]	0.98	[7]
Portfolio turnover (%)	10		10

1	Six months ended 4-30-15. Unaudited.
2	Period from 6-26-14 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.05		$10.00
Net investment income[3]	0.07		0.04
Net realized and unrealized gain on investments	0.46		0.01
Total from investment operations	0.53		0.05
Less distributions
From net investment income	(0.08)		—
Net asset value, end of period	$10.50		$10.05
Total return (%)[4]	5.28	[5]	0.50	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	14.68	[7]	18.64	[7]
Expenses including reductions	0.86	[7]	0.85	[7]
Net investment income	1.32	[7]	1.27	[7]
Portfolio turnover (%)	10		10

1	Six months ended 4-30-15. Unaudited.
2	Period from 6-26-14 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	4-30-15	[1]	10-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$10.05		$10.00
Net investment income[3]	0.07		0.04
Net realized and unrealized gain on investments	0.45		0.01
Total from investment operations	0.52		0.05
Less distributions
From net investment income	(0.07)		—
Net asset value, end of period	$10.50		$10.05
Total return (%)[4]	5.26	[5]	0.50	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$429		$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	0.86	[6]
Expenses including reductions	0.86	[6]	0.86	[6]
Net investment income	1.32	[6]	1.28	[6]
Portfolio turnover (%)	10		10

1	Six months ended 4-30-15. Unaudited.
2	Period from 6-26-14 (commencement of operations) to 10-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income,

24

net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $272. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level, based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2015, class specific expenses, such

25

as state registration and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2014, the fund had a short-term capital loss carryforward of $1,034,972 available to offset future net realized captial gains. This carryforward does not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2014.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that Expenses of Class A, Class C and Class I shares exceed 1.45%, 2.15% and 1.15%, respectively, of average net assets (on an annualized basis) attributable to each class (the Class Expense Limitation), the Advisor contractually agrees

26

to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Class Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,351	Class R6	$7,053
Class C	6,483	Class NAV	16,513
Class I	6,949	Total	$43,349

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.78% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $13,624 during the six months ended April 30, 2015, all of which was retained and used for printing prospectuses, advertising, sales literature and other purposes.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, there were no CDSCs received by the Distributor for Class A or Class C shares.

27

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$486	$198	$6,579	$29
Class C	773	94	6,579	13
Class I	—	53	7,031	10
Class R6	—	7	7,029	10
Total	$1,259	$352	$27,218	$62

Effective March 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to April 30, 2015, state registration fees and printing and postage amounted to $4,608 and $37, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

28

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the period ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	22,856	$236,201	26,661	$264,695
Distributions reinvested	85	834	—	—
Repurchased	(15,660)	(160,306)	—	—
Net increase	7,281	$76,729	26,661	$264,695
Class C shares
Sold	9,871.5	$100,307	12,347	$123,138
Distributions reinvested	1	5	—	—
Repurchased	(386)	(3,998)	(1,757)	(17,600)
Net increase	9,486.5	$96,314	10,590	$105,538
Class I shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	116,916	$1,189,452	43,811,159	$438,055,412
Distributions reinvested	324,289	3,171,550	—	—
Repurchased	(3,306,026)	(34,427,724)	(110,256)	(1,093,448)
Net increase (decrease)	(2,864,821)	($30,066,722)	43,700,903	$436,961,964
Total net increase (decrease)	(2,848,053.5)	($29,893,679)	43,758,154	$437,532,197

1 Period from 6-26-14 (commencement of operations) to 10-31-14.

Affiliates of the fund owned 29%, 50%, 100%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV shares, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $42,877,270 and $70,973,427, respectively, for the six months ended April 30, 2015.

Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

29

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2015, funds within the John Hancock group of funds complex held 99.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.7%
John Hancock Funds II Lifestyle Balanced Portfolio	31.5%
John Hancock Funds II Lifestyle Aggressive Portfolio	13.1%

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

31

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230747	454SA 4/15 6/15

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.   A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:    June 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:   June 17, 2015

By:

/s/ Charles A. Rizzo

______________________________

Charles A. Rizzo

Chief Financial Officer

Date:    June 17, 2015